UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust
(Exact name of registrant as specified in charter)

Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204
(Address of principal executive offices) (Zip code)

Terry Gallagher

Unified Fund Services, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

(Name and address of agent for service)

Registrant's telephone number, including area code:	317-917-7000

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

Becker Value Equity Fund (NASDAQ: BVEFX)

Becker Small Cap Value Equity Fund (NASDAQ: BVESX)

Annual Report

October 31, 2006

Fund Advisor:

Becker Capital Management, Inc.

1211 SW Fifth Avenue

Suite 2185

Portland, OR 97204

Toll Free: (800) 551-3998

BECKER SMALL CAP VALUE EQUITY FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

The stock market continued to exhibit solid returns in the last fiscal year despite a range of macro issues that have kept investors preoccupied – primarily interest rates, inflation and energy prices. The small cap segment of the market had a very strong, momentum driven first quarter of 2006, followed by a brief correction during the second quarter, and finally a nice recovery throughout the second half of the calendar year. Your Fund returned 14.19% during the 12 months ending October 31, 2006, trailing the Russell 2000 return of 19.98%. We lost ground versus the index in the first calendar quarter of 2006, but have experienced a nice recovery in the second half of the year. The recovery has continued so far in fiscal year 2007.

A market with a strong upward momentum is one of two environments in which our focus on valuation creates a challenge and can lead to underperformance in the short term (the other one being at the tail end of significant sell-offs, where we can find great long term investments, but run the risk of being caught in the very last leg of a downdraft). In such a momentum market, winners keep going up, often to levels that seem in excess of fair valuations. Our valuation discipline will cause us to sell these names “too early.” “Too early” might be true only in the short term, but nevertheless this can hurt short term performance. This was the case in the first quarter of 2006.

Examples would be Allegheny Technologies (ATI) and United Rentals (URI), two stocks we sold in the beginning of the first quarter and then saw move to higher levels. ATI, a specialty metal producer, had been one of our best performing stocks over the last couple of years. When we sold it, the stock was up more than 150% in the preceding 12 months, and close to 400% in the preceding 2.5 years. We sold the stock during the first quarter in the low $50 range, at a healthy high teens multiple of possibly peak cycle earnings. The stock was up another 25% by the end of the quarter and has continued to perform well. United Rentals was almost a mirror situation, with the stock up significantly on a string of positive news when we sold it in the low $30 range. The stock continued its upside move and reached the high $30s by the end of the quarter. A few months later, however, we were able to purchase URI again at a much lower price ($22.30), when worries about the residential construction market pressured the sector.

Again, our valuation discipline will often cause us to take profits early and “leave money on the table,” but in the long run we believe this prudent approach to investing has proven its worth in the small cap market environment.

In addition, during the first half of 2006 we encountered difficulties with several stocks in the portfolio. The severe hurricane activity in 2004 and 2005 significantly affected one of our insurance stocks, Vesta Insurance, as catastrophic loss payouts threatened the viability of the business. The shares were sold at a loss. Also during the year, American Italian Pasta had to restate its financial statements. We believed the information we had been relying on was no longer reliable and we therefore decided to sell the stock at a loss. Finally, ECC Capital, an originator of sub-prime mortgages, experienced a significant decline in profitability as the sub-prime mortgage sector was affected by the inverted yield curve. We continue to own the shares pending the distribution of proceeds from various company asset sales announced as part of a broader reorganization. Nevertheless, we anticipate an overall loss on the position even after recouping some of our original investment.

The second half of the fiscal year was much better for our Fund. We made back some of the ground lost in the first quarter as the market rotated back into previously out-of-favor sectors such as consumer discretionary (helped by an easing of energy prices and stabilization of interest rates) and healthcare. In addition, M&A activity helped the portfolio. Three of our companies were bought out by industry competitors at significant premiums to their recent trading levels: Reynolds & Reynolds was acquired by Universal Computer Systems, Connetics by Stiefel Laboratories, and Stellent by Oracle. The trend seemed to continue after the end of the Fund’s fiscal year, as Elkcor received an unsolicited offer from a competitor and Premiere Global was engaged in a proxy contest by an activist investor.

By applying our value biased investment philosophy to the small cap market we believe we can uncover companies with great potential for growth that are trading at reasonable valuations, often because of short term, manageable challenges. This is clearly a more volatile sector of the market, but for investors with a longer investment perspective, it is a very exciting place to invest capital and create wealth. As co-managers with substantial ownership in the Fund, we believe our long term experience and disciplined investment process have demonstrated the return potential of prudent investing in the small cap market.

Thank you for your support of the Becker Value Small Cap Fund. We appreciate the opportunity to serve your investment needs.

Sincerely,

Thierry Wuilloud, CFA®	Patrick E. Becker
Portfolio Manager	Chief Investment Officer

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-551-3998.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Russell 2000 Index and the Russell 2000 Value Index are widely recognized unmanaged indices of equity prices and representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 2000 Index and the Russell 2000 Value Index on January 3, 2005 (inception of the Fund) and held through October 31, 2006. The Russell 2000 Index and the Russell 2000 Value Index are widely recognized unmanaged indices of common stock prices. The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the indices plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted. For more information on the Becker Small Cap Value Equity Fund, and to obtain performance data current to the most recent month end, please call 1-800-551-3998. Investing in the Fund involves certain risks that are discussed in the Fund’ s prospectus. Please read the prospectus carefully before you invest or send money.

BECKER VALUE EQUITY FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

Against a backdrop of concerns related to energy prices, higher interest rates, weaker housing markets, and increased geopolitical tensions, the equity markets surprised many observers by posting very solid gains for the fiscal year ended October 31st, 2006. During this period, your Fund returned 17.91% (net of fees), outperforming the Standard & Poors 500 Index’s return of 16.34%. In fact, it was a year in which the market produced solid returns in a variety of sectors. We had identified companies in the healthcare sector as attractive values with durable fundamentals, and were pleased to see shares of Applied Biosystems, Becton Dickinson and Abbott Labs all contribute solidly to your performance. Defying the predicted demise of consumer spending, stocks such as Comcast, Honda, International Game Technology, and retailer Limited Brands all turned in very respectable gains for the year. And despite the pullback in oil prices in the latter part of the year, our energy holdings of Chevron, Diamond Offshore and Global SantaFe contributed to your Fund’s outperformance. More recently we have added shares of Helmrich & Payne and Pioneer Natural Resources to our list of energy-related stocks. Among more economically sensitive stocks we were pleased to see strong performance in the shares of Manpower, Raytheon, and Waste Management.

During the year we encountered problems with several of the stocks held in the portfolio. Shares of medical device-maker Boston Scientific were originally purchased in 2005 on the basis of the strength of their cardiovascular stent business and compelling valuation. Subsequent to our investment, the company encountered manufacturing problems which produced patient safety concerns, market share losses, and regulatory reviews. The shares suffered a significant decline and were sold at a loss during the year. Shares of the New York Times Company, publisher of the New York Times newspaper, also hurt performance during the year. While the company enjoys a strong position as a leading U.S. daily newspaper, advertising revenues have been under pressure leading to earnings and share price declines. The company has a number of initiatives in place to address the difficult advertising market including web-based content and sales as well as tight cost controls. Your Fund continues to own the shares. Lastly, our position in forest-products company, Bowater, detracted from performance during the year. As was the case with other companies in the sector, a difficult operating environment in terms of pricing and volumes impaired earnings. We forecast improved business conditions in 2007 and continue to own the shares.

The economy continued to expand at a gratifying rate over the course of the year, paced by solid gains in corporate profits and cash flows, employment gains, and gains in personal income. Importantly, by mid-year, the Federal Reserve Bank shifted monetary policy, ending two years of interest rate hikes, and adopting a neutral “wait and see” stance as to the economy. This pause in interest rate increases gave many market participants the sense that the next move by the Federal Reserve would be to cut rates, perhaps sometime in the first half of 2007. However, recent Congressional testimony by Federal Reserve Bank Chairman Ben Bernanke suggested the Fed was still concerned more with inflationary pressures than with the notion that the economy is faltering, implying an easing of interest rates may be some time away.

In fact, while some indicators have pointed toward a softer economy, by and large conditions are still quite solid. The latest measure of Gross Domestic Product points to an economy that is growing slightly in excess of 2% paced by continued growth in consumer spending and exports, as well as spending by businesses on equipment and structures. And while this level of growth is down from that of 2004 and 2005, continued strong employment (unemployment at 4.5%) and the attractiveness of U.S. manufactured goods in the world markets should help to maintain the economy’s momentum. Going forward, much will hinge on the consumer, who accounts for some two-thirds of GDP. Concerns over decreased consumer spending have been well-documented in the press, including the potential effects of a housing slowdown and higher energy prices, as well as the impact of higher interest rates on overall consumer sentiment. While we share these concerns, we do not believe they will necessarily trigger a broader slowdown. Indeed, consumer sentiment and confidence have remained remarkably steady despite pessimistic forecasts to the contrary. We conclude that the positive jobs-and-income picture explains much of consumers’ strength. Nevertheless, the potential for a real estate related slowdown in consumer spending is something we are watching closely.

As noted earlier, the economy has benefited from strong corporate profitability and cash flow, improved corporate balance sheets, and solid demand from both domestic and international markets. While profit margins may prove difficult to sustain at levels seen earlier in this economic cycle, there is a substantial cushion for stocks from continued strong cash flows fueling share repurchases, dividend increases and accelerating merger and acquisition activity. Looking beyond our borders, we find further reason to be optimistic. Global liquidity and business conditions are favorable, and inflation remains restrained. While there is undoubtedly more competition from abroad, the stronger global economy also represents opportunity for many U.S. companies. Your Fund’s holdings of global players such as General Electric, Eli Lilly, Coca Cola and Microsoft all stand to benefit in this environment.

In short, the economy seems to be transitioning from the headier growth rates of 2004 and 2005 to more sustainable growth in the range of 2% to 2 ½% real GDP. While there may be dislocations for the more leveraged consumers and companies during this transition, broad-based problems will likely be avoided. Under this scenario, we continue to employ a portfolio structure that favors the less cyclical areas of the market while emphasizing higher quality issues in terms of balance sheet integrity, earnings stability, and cash flow.

Your Fund has continued to grow over the past twelve months and for that we thank you for your confidence and support.

Sincerely,

Robert N.Schaeffer	Patrick E. Becker
Portfolio Manager	Chief Investment Officer

Michael A. McGarr, CFA®

Portfolio Manager

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-551-3998.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index is a widely recognized unmanaged index of equity prices and representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, and the S&P 500 Index on November 3, 2003 (inception of the Fund) and held through October 31, 2006. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.  Current performance may be lower or higher than the performance data quoted. For more information on the Becker Value Equity Fund, and to obtain performance data current to the most recent month end, please call 1-800-551-3998. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

FUND HOLDINGS – (Unaudited)

1As a percent of net assets.

2Companies with market capitalization less than $2 billion.

3Companies with market capitalizations greater than $2 billion

The Becker Small Cap Value Equity Fund invests primarily in common and preferred stock of small-cap companies whose market prices do not reflect the true value of the companies in the opinion of the Fund’s advisor, Becker Capital Management, Inc. The Fund will generally select stocks of companies with market capitalizations that do not exceed $2.0 billion.

1As a percent of net assets.

2Companies with market capitalizations greater than $1.5 billion

3Companies with market capitalization less than $1.5 billion.

The Becker Value Equity Fund invests primarily in common and preferred stock of large or medium-sized companies whose market prices do not reflect the true value of the companies in the opinion of the Fund’s advisor. The Fund will generally select stocks of companies with market capitalizations that exceed $1.5 billion.

AVAILABILITY OF PORTFOLIO SCHEDULE - (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUNDS' EXPENSES - (Unaudited)

As a shareholder of one of the Becker Value Funds, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning and held for the six month period, May 1, 2006 to October 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Becker Value Funds
Becker Small Cap Value Equity Fund
Schedule of Investments
October 31, 2006

Common Stocks - 89.88%	Shares	Value

Air Transportation, Nonscheduled - 1.02%
Bristow Group, Inc. (a)	1,200	$ 39,840

Air Transportation, Scheduled - 2.04%
SkyWest, Inc.	3,000	79,980

Asphalt Paving & Roofing Materials - 1.92%
ElkCorp	3,000	75,360

Ball & Roller Bearings - 0.96%
Kaydon Corp.	900	37,620

Communication Services - 2.11%
InPhonic, Inc. (a)	9,000	82,530

Computer Storage Devices - 2.53%
Dot Hill Systems Corp. (a)	26,200	99,298

Crude Petroleum & Natural Gas - 0.78%
Comstock Resources, Inc. (a)	1,100	30,690

Deep Sea Foreign Transportation of Freight - 4.85%
DryShips, Inc.	6,600	91,410
Excel Maritime Carriers Ltd. (a)	7,395	98,575
		189,985

Drilling Oil & Gas Wells - 0.98%
Helmerich & Payne, Inc.	1,600	38,320

Electric Housewares & Fans - 2.01%
Helen of Troy Ltd. (a)	3,200	78,752

Electric Services - 1.45%
Aquila, Inc. (a)	12,400	56,916

Electrical Industrial Apparatus - 1.91%
Graftech International Ltd. (a)	12,400	75,020

Fire, Marine & Casualty Insurance - 4.61%
Affirmative Insurance Holdings, Inc.	3,200	53,152
James River Group, Inc. (a)	2,600	77,948
North Pointe Holdings Corp. (a)	4,900	49,490
		180,590

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Becker Small Cap Value Equity Fund
Schedule of Investments - continued
October 31, 2006

Common Stocks - 89.88% - continued	Shares	Value

Hospitals & Medical Service Plans - 2.77%
Centene Corp. (a)	4,600	$ 108,514

Household Furniture - 0.76%
Furniture Brands International, Inc.	1,600	29,760

Industrial Organic Chemicals - 1.55%
Minerals Technologies, Inc.	1,100	60,676

Life Insurance - 3.58%
American Equity Investment Life Holding Co.	6,300	80,388
KMG America Corp. (a)	7,900	60,040
		140,428

Miscellaneous Chemical Products - 2.00%
Hercules, Inc. (a)	4,300	78,260

Miscellaneous Manufacturing Industries - 1.80%
WMS Industries, Inc. (a)	2,000	70,660

Motor Vehicles & Passenger Car Bodies - 1.01%
Monaco Coach Corp.	3,300	39,402

National Commercial Banks - 3.51%
Citizens Banking Corp.	2,400	62,328
Midwest Banc Holdings, Inc.	3,200	75,328
		137,656

Natural Gas Distribution - 0.96%
Southern Union Co.	1,360	37,645

Oil & Gas Field Machinery & Equipment - 1.95%
Newpark Resources, Inc. (a)	13,000	76,440

Paper Mills - 1.39%
Bowater, Inc.	2,600	54,366

Patent Owners & Lessors - 0.97%
Marvel Entertainment, Inc. (a)	1,500	38,025

Pharmaceutical Preparations - 1.41%
Perrigo Co.	3,100	55,459

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Becker Small Cap Value Equity Fund
Schedule of Investments - continued
October 31, 2006

Common Stocks - 89.88% - continued	Shares	Value

Railroad Equipment - 1.24%
Greenbrier Companies, Inc.	1,300	$ 48,750

Retail - Eating Places - 1.90%
The Steak & Shake Co. (a)	4,000	74,360

Retail - Miscellaneous Shopping Goods Stores - 2.08%
Big 5 Sporting Goods Corp.	3,400	81,736

Retail - Radio, TV & Consumer Electronic Stores - 1.99%
Guitar Center, Inc. (a)	1,800	78,066

Retail - Variety Stores - 4.33%
Fred's, Inc.	5,800	75,864
Tuesday Morning Corp.	5,700	94,050
		169,914

Savings Institution, Federally Chartered - 1.54%
BankAtlantic Bancorp, Inc. - Class A	4,600	60,260

Semiconductors & Related Devices - 2.50%
Lattice Semiconductor Corp. (a)	15,800	98,118

Services - Business Services - 2.12%
Premiere Global Services, Inc. (a)	10,000	83,200

Services - Computer Integrated Systems Design - 0.77%
Mentor Graphics Corp. (a)	1,800	30,366

Services - Computer Processing & Data Preparation - 0.58%
MedQuist, Inc. (a)	1,900	22,800

Services - Computer Programming Services - 1.64%
EPIQ Systems, Inc. (a)	4,200	64,176

Services - Equipment Rental & Leasing - 1.39%
United Rentals, Inc. (a)	2,300	54,487

Services - Home Health Care Services - 3.39%
Amedisys, Inc. (a)	1,400	56,798
Matria Healthcare, Inc. (a)	2,700	76,140
		132,938

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Becker Small Cap Value Equity Fund
Schedule of Investments - continued
October 31, 2006

Common Stocks - 89.88% - continued	Shares	Value

Services - Hospitals - 1.71%
Rehabcare Group, Inc. (a)	5,200	$ 66,872

Services - Prepackaged Software - 3.49%
Lawson Software, Inc. (a)	4,000	30,480
Openwave Systems, Inc. (a)	4,100	35,383
Stellent, Inc.	6,350	70,930
		136,793

Special Industry Machinery - 1.39%
Ultratech, Inc. (a)	3,800	54,302

Steel Pipe & Tube - 1.54%
Worthington Industries, Inc.	3,500	60,480

Telephone & Telegraph Apparatus - 4.36%
Adtran, Inc.	1,500	34,710
Intervoice, Inc. (a)	13,500	83,025
Westell Technologies, Inc. - Class A (a)	22,100	53,040
		170,775

Wholesale - Misc Durable Goods - 1.09%
RC2 Corp. (a)	950	42,921

TOTAL COMMON STOCKS (Cost $3,412,059)		3,523,506

Real Estate Investment Trusts - 7.17%
Ashford Hospitality Trust, Inc.	2,900	37,352
ECC Capital Corp.	50,500	63,630
Healthcare Realty Trust, Inc.	1,500	60,750
NorthStar Realty Finance Corp.	2,800	42,420
Redwood Trust, Inc.	1,400	76,958

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $315,815)		281,110

Money Market Securities - 3.76%
Huntington U.S. Treasury Money Market Fund - Investment Shares, 4.09% (b)	147,312	147,312

TOTAL MONEY MARKET SECURITIES (Cost $147,312)		147,312

TOTAL INVESTMENTS (Cost $3,875,186) - 100.81%		$3,951,928

Liabilities in excess of other assets - (0.81)%		(31,787)

TOTAL NET ASSETS - 100.00%		$3,920,141

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at October 31, 2006.

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Becker Value Equity Fund
Schedule of Investments
October 31, 2006

Common Stocks - 90.55%	Shares	Value

Accident & Health Insurance - 1.19%
Conseco, Inc. (a)	30,000	$ 610,200

Beverages - 2.54%
The Coca-Cola Co.	28,000	1,308,160

Bottled & Canned Soft Drinks & Carbonated Waters - 1.97%
Cadbury Schweppes Public Ltd. Co. (b)	25,000	1,014,750

Cable & Other Pay Television Services - 2.06%
Comcast Corp. - Class A (a)	26,000	1,057,420

Computer Peripheral Equipment - 2.32%
Symbol Technologies, Inc.	80,000	1,194,400

Crude Petroleum & Natural Gas - 3.05%
Pioneer Natural Resources Co.	15,400	627,242
Royal Dutch Shell Plc (b)	13,500	939,870
		1,567,112

Drilling Oil & Gas Wells - 2.69%
Diamond Offshore Drilling, Inc.	4,700	325,381
GlobalSantaFe Corp.	9,300	482,670
Helmerich & Payne, Inc.	24,000	574,800
		1,382,851

Electronic & Other Electrical Equipment - 2.49%
General Electric Co.	36,500	1,281,515

Electronic Connectors - 2.86%
Tyco International Ltd.	50,000	1,471,500

Fats & Oils - 1.25%
Bunge Ltd.	10,000	641,100

Finance Lessors - 2.08%
CIT Group, Inc.	20,600	1,072,230

Food & Kindred Products - 1.98%
Unilever N.V. (c)	42,000	1,016,400

Grain Mill Products - 1.77%
General Mills, Inc.	16,000	909,120

Industrial Organic Chemicals - 2.01%
Lubrizol Corp.	23,000	1,035,000

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Becker Value Equity Fund
Schedule of Investments - continued
October 31, 2006

Common Stocks - 90.55% - continued	Shares	Value

Insurance Agents, Brokers & Service - 4.15%
Hartford Financial Services Group	12,000	$1,046,040
Marsh & McLennan Companies, Inc.	37,000	1,089,280
		2,135,320

Investment Advice - 1.87%
Federated Investors, Inc - Class B	28,000	960,120

Laboratory Analytical Instruments - 1.52%
Applera Corp. - Applied Biosystems Group	21,000	783,300

Miscellaneous Manufacturing Industries - 1.40%
International Game Technology	17,000	722,670

Mortgage Bankers & Loan Correspondents - 2.04%
Countrywide Financial Corp.	27,500	1,048,300

Motor Vehicles & Passenger Car Bodies - 2.06%
Honda Motor Co., Ltd. (b)	30,000	1,059,900

National Commercial Banks - 3.74%
KeyCorp	8,000	297,120
TCF Financial Corp.	30,000	780,900
US Bancorp	25,000	846,000
		1,924,020

Newspapers: Publishing or Publishing & Printing - 1.03%
New York Times Co. - Class A	22,000	531,740

Office Machines - 0.91%
Pitney Bowes, Inc.	10,000	467,100

Oil & Gas Field Services - 0.88%
Grant Prideco, Inc. (a)	12,000	453,240

Paints, Varnishes, Lacquers, Enamels & Allied Products - 1.99%
PPG Industries, Inc.	15,000	1,026,000

Paper Mills - 3.17%
Bowater, Inc.	27,000	564,570
International Paper Co.	32,000	1,067,200
		1,631,770

Petroleum Refining - 3.20%
Chevron Corp.	15,525	1,043,280
ConocoPhillips	10,000	602,400
		1,645,680

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Becker Value Equity Fund
Schedule of Investments - continued
October 31, 2006

Common Stocks - 90.55% - continued	Shares	Value

Pharmaceutical Preparations - 6.63%
Abbott Laboratories	21,300	$ 1,011,963
Eli Lilly & Co.	19,000	1,064,190
Pfizer, Inc.	50,000	1,332,500
		3,408,653

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 2.72%
Eastman Chemical Co.	23,000	1,401,160

Refuse Systems - 1.53%
Waste Management, Inc.	21,000	787,080

Retail - Grocery Stores - 1.97%
Kroger Co.	45,000	1,012,050

Retail - Variety Stores - 0.34%
Costco Wholesale Corp.	3,300	176,154

Retail - Women's Clothing Stores - 2.18%
Limited Brands, Inc.	38,000	1,119,860

Search, Detection, Navigation, Guidance, Aeronautical Systems - 1.41%
Raytheon Company	14,500	724,275

Services - Advertising Agencies - 1.62%
Interpublic Group of Companies, Inc. (a)	76,500	834,615

Services - Business Services - 2.11%
Manpower, Inc.	16,000	1,084,320

Services - Prepackaged Software - 4.28%
Microsoft Corp.	50,000	1,435,500
Synopsys, Inc. (a)	34,000	765,340
		2,200,840

Surety Insurance - 2.05%
MBIA, Inc.	17,000	1,054,340

Surgical & Medical Instruments & Apparatus - 1.91%
Becton Dickinson & Co.	14,000	980,420

Telephone & Telegraph Apparatus - 2.98%
Adtran, Inc.	26,500	613,210
Avaya, Inc. (a)	72,000	922,320
		1,535,530

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Becker Value Equity Fund
Schedule of Investments - continued
October 31, 2006

Common Stocks - 90.55% - continued	Shares	Value

Telephone Communications (No Radiotelephone) - 0.60%
Sprint Nextel Corp.	16,477	$ 307,955

TOTAL COMMON STOCKS (Cost $39,993,378)		46,578,170

Money Market Securities - 9.82%
Huntington U.S. Treasury Money Market Fund - Investment Shares, 4.09% (d)	5,053,016	5,053,016

TOTAL MONEY MARKET SECURITIES (Cost $5,053,016)		5,053,016

TOTAL INVESTMENTS (Cost $45,046,394) - 100.37%		$51,631,186

Liabilities in excess of other assets - (0.37)%		(192,274)

TOTAL NET ASSETS - 100.00%		$51,438,912

(a) Non-income producing.
(b) American Depositary Receipts.
(c) Depositary Receipt - New York Registry
(d) Variable rate security; the money market rate shown represents the rate at October 31, 2006.

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Statement of Assets and Liabilities
October 31, 2006
	Becker Small
	CapValue	Becker Value
	Equity Fund	Equity Fund
Assets
Investment in securities:
At cost	$ 3,875,186	$ 45,046,394
At value	$ 3,951,928	$ 51,631,186

Receivable for investments sold	40,374	146,254
Receivable for Fund shares sold	11,992	98,289
Prepaid expenses	6,706	8,646
Dividends receivable	831	64,381
Interest receivable	455	19,647
Receivable due from Advisor	593	-
Total assets	4,012,879	51,968,403

Liabilities
Payable for investments purchased	64,980	458,950
Payable to adminstrator, fund accountant & transfer agent	10,101	15,538
Trustee and officer fees accrued	1,394	1,394
Payable to Advisor	-	36,464
Payable for Fund shares purchased	-	31
Other accrued expenses	16,263	17,114
Total liabilities	92,738	529,491

Net Assets	$ 3,920,141	$51,438,912

Net Assets consist of:
Paid in capital	$ 3,549,648	$ 42,755,466
Accumulated undistributed net investment income	-	387,282
Accumulated undistributed net realized gain from investment transactions	293,751	1,711,372
Net unrealized appreciation on investments	76,742	6,584,792

Net Assets	$ 3,920,141	$ 51,438,912

Shares outstanding (unlimited number of shares authorized)	358,459	3,623,266

Net asset value and offering price per share	$ 10.94	$ 14.20

Redemption price per share (a)	$ 10.83	$ 14.06

(a) The redemption price per share reflects a redemption fee of 1.00% on shares redeemed within 30 calendar days of purchase.

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Statement of Operations
For the fiscal year ended October 31, 2006	Becker Small
	CapValue	Becker Value
	Equity Fund	Equity Fund
Investment Income
Dividend income (Net of foreign withholding taxes of $0 and $8,348, respectively)	$ 37,458	$ 746,989
Interest income	4,554	156,051
Total Income	42,012	903,040

Expenses
Investment advisor fee (a)	37,745	445,672
Administration expenses	30,750	42,545
Registration expenses	16,473	15,292
Transfer agent expenses	15,096	22,984
Fund accounting expenses	15,000	21,388
Legal expenses	14,764	13,779
Audit expenses	12,262	9,247
Custodian expenses	6,935	8,505
Trustee expenses	5,526	3,848
Officer expenses	5,003	5,211
Pricing expenses	4,885	5,180
Insurance expense	4,083	3,412
Miscellaneous expenses	432	757
Report printing expense	215	1,137
24f-2 fee expense	103	1,145
Total Expenses	169,272	600,102
Reimbursed expenses and waived fees (a)	(131,410)	(179,329)
Net operating expenses	37,862	420,773
Net investment income	4,150	482,267

Realized & Unrealized Gain
Net realized gain on investment securities	296,495	1,711,743
Change in unrealized appreciation (depreciation)on investment securities	121,551	4,685,071
Net realized and unrealized gain on investment securities	418,046	6,396,814
Net increase in net assets resulting from operations	$ 422,196	$ 6,879,081

(a) See Note 3 in Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Statements of Changes In Net Assets
		Becker Small Cap Value
		Equity Fund

	Year ended		Period ended
	October		October
	31, 2006		31, 2005	(a)
Operations
Net investment income	$ 4,150		$ 2,154
Net realized gain on investment securities	296,495		49,361
Change in unrealized appreciation (depreciation) on investment securities	121,551		(44,809)
Net increase in net assets resulting from operations	422,196		6,706
Distributions
From net investment income	(8,741)		-
From net realized gain	(49,668)		-
Total distributions	(58,409)		-
Capital Share Transactions
Proceeds from shares sold	1,436,180		2,366,453
Reinvestment of distributions	58,292		-
Amount paid for shares repurchased	(259,125)		(52,152)
Net increase in net assets resulting
from share transactions	1,235,347		2,314,301

Total Increase in Net Assets	1,599,134		2,321,007

Net Assets
Beginning of year	2,321,007		-

End of year	$ 3,920,141		$ 2,321,007

Accumulated undistributed net investment income
included in net assets at end of period	$ -		$ 2,154

Capital Share Transactions
Shares sold	141,244		242,457
Shares issued in reinvestment of distributions	5,754		-
Shares repurchased	(25,492)		(5,504)

Net increase from capital share transactions	121,506		236,953

(a) For the period January 3, 2005 (Commencement of Operations) to October 31, 2005.

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Statements of Changes In Net Assets
	Becker Value
	Equity Fund

	Year ended	Year ended
	October	October
	31, 2006	31, 2005
Operations
Net investment income	$ 482,267	$ 223,863
Net realized gain on investment securities	1,711,743	1,437,829
Change in unrealized appreciation (depreciation) on investment securities	4,685,071	1,691,749
Net increase in net assets resulting from operations	6,879,081	3,353,441
Distributions
From net investment income	(239,922)	(89,788)
From net realized gain	(1,438,139)	(73,019)
Total distributions	(1,678,061)	(162,807)
Capital Share Transactions
Proceeds from shares sold	16,687,606	14,821,031
Reinvestment of distributions	1,090,583	109,608
Amount paid for shares repurchased	(6,410,837)	(3,438,050)
Net increase in net assets resulting
from share transactions	11,367,352	11,492,589

Total Increase in Net Assets	16,568,372	14,683,223

Net Assets
Beginning of year	34,870,540	20,187,317

End of year	$ 51,438,912	$34,870,540

Accumulated undistributed net investment income
included in net assets at end of period	$ 387,282	$ 144,937

Capital Share Transactions
Shares sold	1,255,851	1,216,381
Shares issued in reinvestment of distributions	84,673	8,992
Shares repurchased	(486,032)	(277,520)

Net increase from capital share transactions	854,492	947,853

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds Financial Highlights

(For a share outstanding throughout the period)

	Becker Small Cap Value Equity Fund

	Year ended	Period ended
	October	October
	31, 2006	31, 2005	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 9.80	$ 10.00
Income from investment operations:
Net investment income	0.02	0.01
Net realized and unrealized gains (losses)	1.35	(0.21)
Total income (loss) from investment operations	1.37	(0.20)

Less distributions:
From net investment income	(0.03)
From net realized gain	(0.20)	-
Total distributions	(0.23)	-

Paid in capital from redemption fees (b)	-	-

Net asset value, end of period	$ 10.94	$ 9.80

Total Return (c)	14.19%	-2.00%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$3,920	$2,321
Ratio of expenses to average net assets	1.20%	1.20%	(e)
Ratio of expenses to average net assets before
waiver & reimbursement	5.36%	10.45%	(e)
Ratio of net investment income to average net assets	0.13%	0.16%	(e)
Ratio of net investment income to average net assets before
waiver & reimbursement	(4.03)%	(9.09)%	(e)
Portfolio turnover rate	63.41%	55.28%

(a) For the period January 3, 2005 (Commencement of Operations) to October 31, 2005.

(b) Redemption fees resulted in less than $0.005 per share in each period.

(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.

(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Financial Highlights
(For a share outstanding throughout the period)

	Becker Value Equity Fund

	Year ended	Year ended	Period ended
	October	October	October
	31, 2006	31, 2005	31, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$12.59	$11.09	$10.00
Income from investment operations:
Net investment income	0.14	0.09	0.01
Net realized and unrealized gain	2.05	1.49	1.08
Total from investment operations	2.19	1.58	1.09
Less Distributions to Shareholders:
From net investment income	(0.08)	(0.04)	-
From net realized gain	(0.50)	(0.04)	-
Total distributions	(0.58)	(0.08)	-

Paid in capital from redemption fees (b)	-	-	-

Net asset value, end of period	$14.20	$12.59	$11.09

Total Return (c)	17.91%	14.24%	10.90%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$51,439	$34,871	$20,187
Ratio of expenses to average net assets	1.00%	1.00%	1.20%	(e)
Ratio of expenses to average net assets before
waiver & reimbursement	1.43%	1.73%	2.83%	(e)
Ratio of net investment income to average net assets	1.15%	0.75%	0.14%	(e)
Ratio of net investment income to average net assets before
waiver & reimbursement	0.72%	0.02%	(1.49)%	(e)
Portfolio turnover rate	30.47%	35.46%	26.08%

(a) For the period November 3, 2003 (Commencement of Operations) to October 31, 2004.

(b) Redemption fees resulted in less than $0.005 per share in each period.

(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.

(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds

Notes to the Financial Statements

October 31, 2006

NOTE 1.	ORGANIZATION

Becker Value Equity Fund (“Value Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 9, 2003. The Becker Small Cap Value Equity Fund (“Small Cap Fund”) was organized as a diversified series of the Trust on December 13, 2004 (collectively with the Value Equity Fund, the “Funds” or each a “Fund”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of each separate series. Each Fund is one of a series of funds currently authorized by the Trustees. The Value Fund commenced operations on November 3, 2003, and the Small Cap Fund commenced operations on January 3, 2005. The investment objective of each Fund is to provide long-term capital appreciation to its shareholders. The investment advisor to the Funds is Becker Capital Management, Inc. (the “Advisor”).

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the company to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Federal Income Taxes - The Funds make no provision for federal income tax. The Funds’ policy is to continue to qualify each year as “regulated investment companies” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of their taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

Becker Value Funds

Notes to the Financial Statements

October 31, 2006 – continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES – continued

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. As of October 31, 2006, net investment loss of $2,438 was reclassified to accumulated undistributed net realized gain for the Small Cap Fund. There were no such reclassifications for the Value Fund.

Accounting for Uncertainty in Income Taxes - In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Funds’ financial statements.

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreements, on behalf of each Fund (each an “Agreement”), the Advisor manages each Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, the Small Cap Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.20% of the average daily net assets of the Small Cap Fund. For the fiscal year ended October 31, 2006, the Advisor earned a fee of $37,745 from the Small Cap Fund before the reimbursement described below. As compensation for its management services, effective February 28, 2006, the Value Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Value Fund. Prior to February 28, 2006, the Advisor’s fee accrued and paid at an annual rate of 1.20%. For the fiscal year ended October 31, 2006, the Advisor earned a fee of $445,672 from the Value Equity Fund before the reimbursement described below. At October 31, 2006, the Small Cap Fund was owed $593 from the Advisor and the Value Fund owed the Advisor $36,464.

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that the Small Cap Fund’s total annual fund operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.20% of the Small Cap Fund’s average daily net assets through October 31, 2006. For the fiscal year ended October 31, 2006, the Advisor waived fees and/or reimbursed expenses of $131,410 for the Small Cap Fund. The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that the Value Fund’s total annual fund operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and

Becker Value Funds

Notes to the Financial Statements

October 31, 2006 – continued

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

extraordinary expenses, do not exceed 1.00% of the Value Fund’s average daily net assets through October 31, 2006. For the fiscal year ended October 31, 2006, the Advisor waived fees of $179,329 for the Value Fund. The Advisor has entered into an agreement with the Value Equity Fund that allows the Advisor to recover expenses waived and/or reimbursed for a period of three years following the fiscal year in which the particular waiver/reimbursement occurred, but only to the extent that such a recovery can be made without exceeding the Value Equity Fund’s expense cap of 1.00%. The waived fees related to operating expenses subject to recovery at October 31, 2006 were as follows:

The Trust retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Unified Financial Services, Inc., to manage each Fund’s business affairs and provide each Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended October 31, 2006, Unified earned fees of $30,750 and $42,545 for administrative services provided to the Small Cap Fund and Value Fund, respectively.

The Trust retains Unified to act as each Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended October 31, 2006, Unified earned fees of $11,295 and $16,967 from the Small Cap Fund and Value Fund, respectively, for transfer agent services and $3,801 and $6,017 from the Small Cap Fund and Value Fund, respectively, in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended October 31, 2006, Unified earned fees of $15,000 and $21,388 from the Small Cap Fund and Value Fund, respectively, for fund accounting services. A Trustee and certain officers of the Trust are members of management and/or employees of Unified, and/or shareholders of Unified Financial Services, Inc., the parent of Unified.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to Unified Financial Securities, Inc. by the Funds for the fiscal year ended October 31, 2006. Unified Financial Securities, Inc. is a wholly owned subsidiary of Unified Financial Services, Inc. A Trustee and an officer of the Trust have an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor). As a result, those persons may be deemed to be affiliates of the Distributor.

NOTE 4.	INVESTMENTS

For the fiscal year ended October 31, 2006, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Becker Value Funds

Notes to the Financial Statements

October 31, 2006 - continued

NOTE 4.	INVESTMENTS - continued

As of October 31, 2006, the net unrealized appreciation of investments for tax purposes was as follows:

At October 31, 2006, the aggregate cost of securities, excluding U.S. government obligations, for federal income tax purposes was $3,891,678 for the Small Cap Fund and $45,046,409 for the Value Fund.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of each fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2006, the Advisor and Charles Schwab & Co., Inc., both for the benefit of their customers, held 41.28% and 26.07%, respectively, of the voting securities of the Small Cap Value Equity Fund. Commercial Properties, for the benefit of its customers, held 44.42% of the voting securities of the Value Equity Fund.

NOTE 7.	DISTRIBUTIONS TO SHAREHOLDERS

Small Cap Fund. On December 28, 2005, the Small Cap Fund paid an income distribution of $0.034701 per share and a short-term capital gain distribution of $0.197167 per share to shareholders of record on December 27, 2005.

The tax character of distributions paid for the fiscal years ended October 31, 2006 and 2005 were as follows:

Value Fund. The Value Fund paid an ordinary income dividend of $0.083698 per share and short-term and long-term capital gain dividends totaling $0.501702 per share on December 28, 2005 to shareholders of record on December 27, 2005.

Becker Value Funds

Notes to the Financial Statements

October 31, 2006 - continued

NOTE 7.	DISTRIBUTIONS TO SHAREHOLDERS - continued

The tax character of distributions paid for the fiscal years ended October 31, 2006 and 2005 were as follows:

As of October 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of October 31, 2006, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales in the amount of $16,492 for the Small Cap Fund and $15 for the Value Equity Fund.

NOTE 8.	SUBSEQUENT EVENT

On November 2, 2006 Huntington Bancshares, Inc. (“Huntington”), announced it had signed a definitive agreement to purchase Unified Fund Services, Inc., and Unified Financial Securities, Inc. (collectively “Unified”).  Unified Fund Services, Inc. is the fund accountant, fund administrator and transfer agent for the Funds.  Unified Financial Securities, Inc. is the principal underwriter to the Funds.  Huntington serves as the Funds’ custodian. Unified will operate as a wholly owned subsidiary of Huntington.  The all cash transaction is scheduled to close at the end of 2006.

To The Shareholders and

Board of Trustees

Becker Value Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Becker Value Funds, comprising Becker Small-Cap Value Equity Fund and Becker Value Equity Fund, each a series of Unified Series Trust, as of October 31, 2006, and the related statements of operations for the year then ended and statement of changes in net assets for each of the two periods then ended, and the financial highlights for each of the two periods then ended for Becker Small-Cap Value Equity and for each of the three periods then ended for Becker Value Equity Fund. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Becker Value Funds, as of October 31, 2006, the results of their operations for the year then ended, and the changes in their net assets for each of the two periods then ended and their financial highlights for each of the periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

December 15, 2006

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Date of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Interested Trustees and Principal Officers

Name, Address*, (Date of Birth), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Terrance P. Gallagher, JD, CPA (1958)**** Vice President, July 2006 to present; Chief Financial Officer and Treasurer, August 2006 to present

Senior Vice President, Director of Compliance of Unified Fund Services, Inc., the Trust's administrator, since November, 2004; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December 1998 to October 2004;  Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds from February 1987 to November 1998.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (1975) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of 34 series.

*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the distributor of certain series in the Trust.

**** Effective as of July 12, 2006, the Board appointed Mr. Gallagher as Vice President of the Trust. Effective as of August 8, 2006, the Board appointed Mr. Gallagher as Chief Financial Officer and Treasurer of the Trust to fill the vacancy created by the resignation of the previous Chief Financial Officer and Treasurer.

OTHER INFORMATION

The Funds’ Statement of Additional Informaion (“SAI”) includes information about the trustees and is available, without charge, upon request. You may call toll-free (800) 551-3998 to request a copy of the SAI or to make shareholder inquiries.

MANAGEMENT AGREEMENT APPROVAL

(UNAUDITED)

Renewals of the management agreements between the Advisor and the Trust (the “Agreements”), on behalf of the Value Fund and the Small Cap Fund, were approved by the Board, including each Trustee who is not an interested person of the Trust or an interested party to the Agreement (the “Independent Trustees”), at a meeting held on August 13, 2006. The Trustees were directed to the Board materials, provided in advance of the meeting, which were prepared to assist them in their decision-making as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”). These materials included performance and expense analyses prepared with respect to each Fund by Unified. These reports compared a Fund’s performance, investment advisory fee and total fund expenses to those of other mutual funds with similar investment objectives, management styles and assets under management (the “peer group”) as selected by the Administrator, as well as performance comparisons with funds in the same Morningstar category.

The Board contacted the Chief Compliance Officer (“CCO”) and the portfolio managers for the Advisor via teleconference. The Board advised the group that they wanted to discuss the advisory firm’s profitability, and the performance of each Fund. At the Trustees’ request, the Advisor discussed the performance of the Funds compared to their respective benchmarks. The Advisor stated that the Small Cap Fund has had a very difficult year. He said that there are two environments where the Small Cap Fund struggles. The first is in markets that sell off very sharply. The Advisor looks for companies that are undervalued (that often lag the market initially, but recover later). The other is the opposite where there is a momentum driven market and the Small Cap Fund sells out of holdings too early. In the recent period, they have been “In too soon or out too early”.

In considering the Agreements on behalf of the Funds, the Trustees primarily considered that: (1) the Trustees are familiar with the Advisor and the quality of its portfolio management services; (2) the Value Fund has had average performance as compared to funds included in its Morningstar category; as Morningstar has ranked the Fund in the 43rd percentile of its category for the 12 months ended June 30, 2006; (3) while the Small Cap Fund has had disappointing performance ranking 93rd percentile of its category for the 12 months ended June 30, 2006, the type of market the fund invests in has also underperformed, the Fund has shown recent improvement; (4) the Funds’ overall fees and expenses (after reimbursement) are slightly below average, as compared to its peer group, the Advisor has agreed to continue capping the Small Cap Fund’s total operating expenses at 1.20%, and the Value Fund’s total operating expenses at 1.00% and intends to lower the caps if the Funds’ net assets continue to grow; (5) although the Funds’ management fees are slightly higher than the average for its peer group the overall fees and expenses (after reimbursement) are lower than the average for its peer group and (6) due to the expense cap in place the adviser has not yet achieved profitability for the management of the Funds. The Trustees also considered that the Adviser may enter into soft dollar arrangements pursuant to which the Adviser directs Fund brokerage to broker-dealers in exchange for research services provided to the adviser which may benefit the Fund. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Agreements is in the best interests of the Small Cap Fund and Value Fund and their shareholders.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by  (1) calling the Funds at (800) 551-3998; and (2) from the Funds’ documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov .

TRUSTEES

Gary E. Hippenstiel

Stephen A. Little

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

Terrance P. Gallagher, Vice President and Chief Financial Officer and Treasurer

Heather A. Barnes, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Becker Capital Management, Inc.

1211 SW Fifth Avenue

Suite 2185

Portland, OR 97204

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fees and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Annual Report

October 31, 2006

Fund Advisor:

Dreman Value Management, LLC

520 East Cooper Ave.

Suite 230-4

Aspen, CO 81611

Toll Free: (800) 247-1014

DREMAN CONTRARIAN LARGE CAP VALUE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

The S&P 500 Index returned 16.34% for the fiscal year ended October 31, 2006. For the year, the Dreman Contrarian Large Cap Value Fund returned 17.02%, outperforming the benchmark. During the year, energy dominated the headlines. The decline in oil prices resulted in a strong downward movement in energy stock prices, which has continued throughout the year. This decline, in our opinion, does not accurately reflect the long-term fundamentals of the energy sector. This volatility has been experienced before and subsequent rebounds have been rewarding for patient investors.

Oil and gas prices have declined from their highs. This decline was precipitated by a number of factors including: the shoulder season (the period between the end of summer driving and the commencement of the winter heating season); no significant unfavorable geopolitical events; a milder than expected winter and summer; fewer hurricanes; and finally the pressure put on natural gas prices due to the liquidation of the hedge fund, Amaranth Advisors, which made a large bet on the commodity. Specific to the portfolio, the energy stocks declined 3.8% during the calendar third quarter, but they were a positive contributor over the ten months ended October 31, 2006.

Price decline for natural gas was even more severe than for oil. You may recall that much of the spike in last year’s prices was due to two significant hurricanes that devastated the Gulf of Mexico region, disrupted supply and sent prices soaring. This year has seen a return to more normal weather patterns, and hurricanes have avoided the Gulf region. In reality, hurricanes are random events and very unpredictable. As most insurance companies will tell you, even their most sophisticated technology has failed to predict actual events. After experiencing high levels of exposure to last year’s catastrophes, insurance companies reviewed and then reduced their underwriting in high-risk regions or tightened conditions to avoid a repeat of losses, only to see a much milder season in 2006.

The lack of supply disruption and lower short-term demand has caused storage levels of natural gas to rise to heights not seen in years. “Full storage” capacity is about 3.6 trillion cubic feet (Tcf), a level not actually tested in recent history (the previous high was 3.5 Tcf in November 1990). Estimates are that storage levels could reach this number again by the end of this injection season. In any event, we will need a colder than normal winter to work off some of the inventory in order for natural gas prices to move higher. Despite some of the shorter-term negative cross currents affecting the energy patch, we strongly believe in our thesis that the supply/demand dynamics are negative for the long-term. The fact that companies are struggling to find new, significant resource plays; costs have been escalating rapidly; the political instability of oil producing regions continues to deteriorate; and global demand, specifically in China and India, whose economies are growing on the order of 8-10%; all favor higher prices over time.

Turning to valuation, at approximately 6 times earnings and 75% of their Net Asset Value (“NAV”) on average, the energy holdings in the portfolio are at very compelling levels. Over time we have found that the exploration and production industry has traded at 100% of NAV. ConocoPhillips, one of the portfolio’s largest holdings, trades at around 5.3 times earnings despite having superior management, a diverse business profile and approximately 20% ownership of Lukoil, a major Russian oil company with significant prospects in the region. Even so, the stock was down in the calendar third quarter. Chevron Corp. saw its stock price rise primarily due to a major oil discovery in the Gulf of Mexico, higher investor confidence in the company’s integration of the Unocal acquisition, as well as its depressed stock price over the past few years.

Other energy holdings that make up the portfolio, such as Anadarko Petroleum Corp., Apache Corp. and Occidental Petroleum Corp., also performed poorly. On average, they declined due to their exposure to natural gas, yet still trade at only 6-7 times earnings. We believe that management will continue to favor strong capital distributions to shareholders through buybacks, dividend increases and strategic acquisitions to strengthen their global positions.

Another interesting development that occurred late in the year was the announcement that tobacco companies lost a significant court ruling. In this lawsuit, a U.S. District Court Judge in Brooklyn, Jack Weinstein, granted class action status to smokers who claim that the industry fraudulently promoted light cigarettes as a safer alternative to regular cigarettes. Though the immediate reaction was negative and sent the stocks down 4-5%, we believe it was a major overreaction. This judgment was delivered very quickly, given that oral arguments occurred on September 13th and the decision was handed down on September 25th.

More importantly, the three larger and much stronger cases against the tobacco industry have veered from the ominous path that pundits had predicted. Engle in Florida and Price in Illinois were both stripped of their class certifications in the appeals process, as was the Justice Department’s case against the tobacco companies for $130 billion. With the removal of these cases, the limitation of punitive damages by the U.S. Supreme Court to a tiny fraction of previous awards, and the much more restrictive rules applied to future class actions, the litigation dangers to the industry have been significantly reduced. For this reason, despite the near-term negative reaction by investors to the Weinstein decision, tobacco holdings performed relatively well throughout the year.

Recall that UST has no exposure to cigarette litigation because it is a producer of smokeless tobacco. We believe that Altria Group Inc., the largest holding, continues to sell below its fundamental value. We also believe that the stock will benefit from the eventual spin-off of the three parts of the company--domestic and international tobacco, as well as Kraft Foods. On a stand-alone basis, we estimate the three components of Altria should be conservatively valued in the $95-$100 per share range, about 25% higher than current levels. Reynolds American Inc. was eliminated from the portfolio, as it had reached our target valuation. Since the beginning of 2000, the stock had returned 1,070.4% cumulatively.

Turning to the economy, the Fed voted to hold short-term interest rates steady at 5.25%. Recent declines in energy prices and housing activity, in addition to the overall slowing of economic growth, have allowed the Fed to be a bit more accommodating. However, the Fed remains on guard for signs of a strengthening economy and the possibility that the rate of inflation will rise further, as a number of Fed Governors and Chairman Bernanke have addressed.

In the meantime, the overall equity market and financials in particular have reacted favorably to the policy changes. Many investors are confident that we have seen a peak in short-term rates and are hopeful that a cut is imminent. We are not so sure. Lower gasoline and heating fuel prices are occurring and boosting the consumer outlook. However, it is questionable whether this is a sea change in energy pricing, or simply another example of the major volatility that is now endemic to the industry. The rise in the number of hedge funds has contributed to significant increases in speculative money, which in turn has amplified this volatility.

We are also wary about the effects of the impending mortgage rate adjustments that many will face, not to mention the ill effects of lower home prices versus a year ago. All of these combine to possibly put consumers in the unenviable position of having to devote more of their disposable income to housing or face foreclosures. New products like interest-only or option ARMs (adjustable-rate mortgages) that have been extremely popular in recent years will haunt some as the negative amortization increases the monthly payment to possibly unmanageable heights. For all of 2006, about $436 billion of low-rate ARMs are expected to reset higher, while that number grows to about $585 billion for all of 2007. This is so problematic that many in Congress are calling for the institution of stricter underwriting standards, which will reduce the availability of credit. How this unfolds will be important to economic growth.

Financials rose for the year, led by the larger banks and insurance companies. Bank of America Corp. was up significantly as the company benefited from the stronger capital markets and the stabilizing of net interest income due to the actions by the Fed. Chubb Corp. and Hartford Financial Services Group Inc. were added to the portfolio to allow for better exposure to a sector that is benefiting from fewer hurricanes, better underwriting standards and reduced exposure to vulnerable geographic areas in the country. Chubb and Hartford also rose, although Hartford lagged a bit due to a slowing of the Japanese annuity business caused by increased competition. We believe valuations remain attractive for both companies, as they sell at single digit earnings multiples and less than 2 times book value. We reduced our American International Group, Inc. position to fund those purchases due to its higher valuation.

Other standouts in the financial area were our long-term holdings of Fannie Mae and Freddie Mac. Both rose as they appear closer to being current in their financial reporting and to meeting the regulators’ expectations. These companies, as you are aware, have proven to be challenging investments over the past few years. We remain confident that new managements will steer the companies to future profitability, as our outlook for long-term housing trends remains positive.

Health care, another major sector at approximately 19% of the portfolio, increased. The major pharmaceuticals including Merck & Co., Pfizer Corp. and Wyeth rose as a group. There was no significant news that was responsible for driving price appreciation other than the low valuation relative to more specialized health care names. During the quarter, we eliminated our position in Becton Dickinson & Co., and we began reducing our positions in several other health care companies as they have approached our target valuations. In adherence to our philosophy, we reinvested in more attractive opportunities that included Aetna Inc., UnitedHealth Group Inc., and Zimmer Holdings. The only disappointment in the pharmaceutical group was Bristol Myers, which reacted negatively to court approval of a generic competitor of one of its major drugs, Plavix. Though a decision to temporarily postpone that approval was recently rendered and allowed Bristol Myers to rebound a bit, the court did not force the recall of the generic competitor already in circulation. As such, Bristol Myers will experience some earnings impact, while the appeal process could be lengthy and cause the stock to be volatile.

Consumer discretionary stocks had a better than expected showing, despite concerns about the overall strength of the consumer. Higher interest rates, gas prices and lower housing values did not seem to deter spending. Federated Department Stores Inc. rose exceptionally during the year. This strength was primarily due to the announcement that Carl Icahn intended to purchase more shares and influence the Board to increase share buybacks through further corporate synergies and the unlocking of real estate values. Recall that Sears’ merger with K-Mart was premised on the same rationale.

In the industrial space we continue to build on our position in 3M. Though the stock declined 7.3% in the third quarter, we still like this highly diversified company. 3M is geographically diverse, generating roughly 60% of sales from outside the U.S. It is involved in health care, industrial, electronic, safety, transportation and other consumer markets. Some price weakness can be attributed to a moderately slowing earnings growth rate, but we are encouraged by new CEO George Buckley’s pursuit of initiatives to boost growth. At less than a market multiple, we view 3M as a compelling investment.

Overall we are pleased with the performance of the portfolio during the year. Though our significant weight in energy was a drag on returns, we are confident that the sector will once again be a positive contributor to longer-term performance for reasons discussed earlier. Our overweights in health care, consumer staples and the Government-Sponsored Enterprises, Fannie Mae and Freddie Mac, played a significant role in reducing the negative impact of energy.

As we look toward the calendar year-end, we are cautiously optimistic that the general market will perform well due to continued solid earnings growth both in the calendar quarter and in 2007. We are comfortable with the construct of the portfolio and remain confident that it is attractively valued relative to the market.

Past performance is no assurance of future results. The views expressed are those of the investment adviser as of October 31, 2006 and are not intended as a forecast or investment recommendations. The S&P 500 Index and the Russell 1000 Value Index are not available for investment.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-247-1014.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund charges a 1% redemption fee on shares redeemed less than one year after they are purchased. The imposition of this fee is not reflected in the returns above.

** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Unified Financial Securities, Inc.

Member NASD

The chart above assumes an initial investment of $10,000 made on November 4, 2003 (commencement of Fund operations) and held through October 31, 2006. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Dreman Contrarian Large Cap Value Fund, and to obtain performance data current to the most recent month end, please call 1-800-247-1014. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member NASD.

DREMAN CONTRARIAN MID CAP VALUE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

The equity markets regained stability in the year as investors gained confidence that the Federal Reserve (the “Fed”) was finished raising short-term interest rates. The Fed has now held short-term rates constant for the second consecutive meeting, as the data shows that U.S. economic growth has clearly slowed. However, prospects for more moderate growth have boosted investors’ confidence that the U.S. economy will not fall into a recession. For the fiscal year ended October 31, 2006, the S&P Mid Cap 400 index returned 13.42%. For the year, the Dreman Contrarian Mid Cap Value Fund returned 18.59%, outperforming its benchmark.

The percentage of the portfolio invested in Mid-Cap stocks dipped below 80% temporarily during the year. The Russell Mid Cap Value Index is a dynamic index and is used to define companies in the Mid Cap range for this fund. Recently the prospectus was updated to reflect the current range of Mid Cap companies as defined by the Russell Mid Cap Value Index.

The performance during the year can be attributed to the performance of energy, industrial, and material stocks. We continue to like the portfolio’s positioning in these industries and believe that attractive valuations coupled with strong earnings growth bode well for these stocks. Taking a longer-term perspective, these industry groups have been some of the better performers over the last year or so, and we expect them to be performance leaders in the years ahead.

During the year, energy dominated the headlines much like it did in the April/May timeframe. The 21% decline in oil prices resulted in a strong downward movement in the stock prices of energy companies. Oil and gas prices have declined from their year highs of $77.03 and $8.21, respectively, to $62.91 and $5.62 at year-end. This decline was precipitated by a number of factors including: the shoulder season (the period between the end of summer driving and the commencement of the winter heating season); no significant unfavorable geopolitical events; a milder than expected winter and summer; fewer hurricanes; and finally the pressure put on natural gas prices due to the liquidation of the hedge fund, Amaranth Advisors, which made a large bet on the commodity.

Natural gas prices have been even more volatile than oil, falling more than 63% from their peak of $15.4 per thousand cubic feet (Mcf) early last winter. As you may recall, last year’s spike in energy prices was due to two significant hurricanes that devastated the Gulf of Mexico region causing significant disruptions to oil and gas supplies. This year has seen a return to more normal weather patterns and hurricanes have so far avoided the Gulf region. In reality, hurricanes are random events and very unpredictable. As most insurance companies will tell you, even their most sophisticated technology has failed to predict actual events. After experiencing high levels of exposure to last year’s catastrophes, insurance companies reviewed and then reduced their underwriting in high-risk regions or tightened conditions to avoid a repeat of losses, only to see a much milder season in 2006.

The lack of supply disruption and lower short-term demand have caused natural gas storage levels to rise to heights not seen in years. “Full storage” capacity is about 3.6 trillion cubic feet (Tcf), a level not actually tested in recent history (the previous high was 3.5 Tcf in November 1990). Estimates are that storage levels could reach this number again by the end of this injection season. In any event, all we will need is a normal winter to work off some of the inventory in order for natural gas prices to move higher.

Despite some of the shorter-term negative cross currents affecting the energy patch, we strongly believe in our thesis that the supply/demand dynamics will lead to higher prices over the long-term. The fact that: companies are struggling to find new, significant resource plays; costs have been escalating rapidly; the political stability of oil producing regions continues to deteriorate; and global demand, specifically in China and India, whose economies are growing on the order of 8-10%; all favor higher prices over time.

Turning to the economy, the Fed continues to hold short-term interest rates steady at 5.25%. In its statements the Fed retains a tightening bias as it continues to rely on future economic data to drive the policy. Recent declines in energy prices and housing activity, in addition to the overall slowing of economic growth, have allowed the Fed to pause in order to assess the impact of the rate increases implemented so far. However, the Fed remains on guard for signs of a strengthening economy and the possibility that the rate of inflation will rise further, as a number of Fed Governors and Chairman Bernanke have addressed in recent statements.

In the meantime, the overall equity market and financials in particular have reacted favorably to the policy changes. Many investors are confident that we have seen a peak in short-term rates and are hopeful that a cut is imminent. We are not so sure. Lower gasoline and heating fuel prices are boosting the consumer outlook. However, it is questionable whether this is a sea change in energy pricing, or simply another example of the major volatility that is now endemic to the industry. The rise in the number of hedge funds has contributed to significant increases in speculative money, which in turn has amplified this volatility.

We are also wary about the effects of the impending mortgage rate adjustments that many will face, not to mention the ill effects of lower home prices versus a year ago. New products like interest-only or option ARMs (adjustable-rate mortgages) that have been extremely popular in recent years will haunt some as the upward interest rate adjust takes affect. For all of 2006, about $436 billion of low-rate ARMs are expected to reset higher, while that number grows to about $585 billion for all of 2007. Increased interest costs put consumers in the unenviable position of having to devote more of their disposable income to housing or face foreclosures. The potential for financial distress caused by large adjustments in mortgage payments has prompted many in Congress to call for the institution of stricter underwriting standards, which will reduce the availability of credit. How this unfolds will be important to economic growth.

Turning to the portfolio, we made few major changes during the year in terms of portfolio structure. We pared back selectively in the portfolio’s exposure to the consumer, health care and energy sector and added positions in several materials and financials. We continue to believe that underweighting the consumer discretionary sector and overweighting the industrial sector is the correct positioning as we approach 2007. In addition, we also believe that the small cap banks and thrifts will continue to struggle to grow earnings given the current interest environment where short-term rates are higher than long-term rates. Consequently, the financial sector remains underweighted in the portfolio relative to the small cap value benchmarks.

As discussed above, the decline in natural gas and oil prices weighed heavily on the portfolio’s energy holdings during the year. Despite these headwinds the Funds energy holdings managed a small positive return for the year. We continue to overweight this sector as we believe that longer term the energy space will reward patient investors. Companies such as Anadarko, Apache, and Noble Energy continue to have strong prospects and from a valuation perspective remain attractive. All three of these companies trade at high single digit or low double digit earnings multiples based on 2007 earnings estimates and should enjoy even higher earnings growth over the next several years. What makes all three stocks especially attractive is the high quality prospects they control that may lead to significant reserve growth. Unlike large cap energy companies, mid cap exploration and production companies can significantly grow reserves through new discoveries.

The holdings in the material sector performed well throughout the year, however, our underweight in this sector hurt performance. The top performing stocks in this sector include Inco, a nickel producer; Freeport-McMoRan, a company that explores, develops and mines copper, gold and silver; and RTI International, which produces titanium mill products for the aerospace and other industries. By taking profits throughout the year, this sector has now moved to a slight underweight. We continue to like the prospects of many companies in this sector; however, we are waiting for valuations that are more attractive.

Stock selection coupled with an overweight in the industrial sector helped the portfolio’s performance. We were able to pick up many stocks throughout the year at attractive valuations. Shaw Group is an excellent example. In July the company missed earnings due to delays on projects and operational misses. This provided us with the opportunity to buy SGR, which we believe will benefit from renewed interest in the building of nuclear and coal energy plants. We continue to selectively overweight this sector, but are cautious given the economic sensitivity of this space.

We continue to underweight the financial sector due to our tempered outlook for REITs, banks and thrifts. Our underweight as well as stock selection hurt performance for the year. As long as short-term rates stay above long-term rates, banks and thrifts will struggle to grow earnings. Net interest margin, the spread between a bank’s cost of funds and return on its loans, is the major source of earnings for small banks and in the current interest rate environment it is difficult to improve. Until we are convinced that short-term rates are coming down, we will likely continue to underweight banks and thrifts.

While our stock selection in the health care space helped performance, our significant over-weighting detracted from performance. Health care stocks have not been particularly good performers for the portfolio over the last year or so, but towards the end of the year they were solid performers. Fisher Scientific has been one of the portfolio’s best performers year to date. The company, which provides products to the research labs, was acquired by Thermo Electron in November. On the downside, Medco Health Solutions fell over 5% during the year as medicare/medicade reimbursement once again took center stage for political debates.

As we look toward year-end, we are cautiously optimistic that the general market will perform well due to continued solid earnings growth both in the year and in 2007. Mid cap stocks traditionally lag large cap stocks as the economy slows and investors look to lower their risk profile. However, over time the greater earnings growth produced by mid cap companies is the driving force behind their outperformance. In our view, the entire performance advantage in mid cap investing comes from companies that combine cheap valuations and well-above market earnings growth.

We continue to like our current positioning and believe that weak performance during the year reflects nothing more than the typical volatility that comes with mid cap stocks. The only major change we contemplate looking forward is a reduction in the portfolio’s sensitivity to economic growth if our view of the economic prospects for 2007 turn more negative. Currently, we believe that while economic growth is slowing, 2007 will usher in another reasonable year for the economy. As such, we are comfortable with the construct of the portfolio and remain confident that it is attractively valued relative to the market.

Past performance is no assurance of future results. The views expressed are those of the investment adviser as of October 31, 2006 and are not intended as a forecast or investment recommendations. The Russell Mid Cap Value Index, the S&P 400 Midcap Index and the S&P 500 Index are not available for investment.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-247-1014.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund charges a 1% redemption fee on shares redeemed less than one year after they are purchased. The imposition of this fee is not reflected in the returns above.

** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P Mid-Cap 400 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Unified Financial Securities, Inc.

Member NASD

The chart above assumes an initial investment of $10,000 made on December 31, 2003 (commencement of Fund operations) and held through October 31, 2006. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Dreman Contrarian Mid Cap Value Fund, and to obtain performance data current to the most recent month end, please call 1-800-247-1014. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member NASD.

DREMAN CONTRARIAN SMALL CAP VALUE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

Small cap stocks slightly outperformed large cap stocks for the year as the Russell 2000 Index returned 19.98% as compared to a 16.34% return for the S&P 500 Index. For the fiscal year ended October 31, 2006, the Dreman Contrarian Small Cap Value Fund returned 30.20%, outperforming the benchmark Russell 2000 Value Index 22.90% and the broader market Russell 2000 Index 19.98%.

The energy, industrial and material sectors experienced poor performance at times during the year, however, we continue to like the portfolio’s positioning in these industries and believe that attractive valuations coupled with strong earnings growth bode well for these stocks. Taking a longer-term perspective, these industry groups have been some of the better performers over the last year or so and we expect them to be performance leaders in the years ahead.

During the year, energy dominated the headlines. The decline in oil prices resulted in a strong downward movement in the stock prices of energy companies. Oil and gas prices have declined from their highs. This decline was precipitated by a number of factors including: the shoulder season (the period between the end of summer driving and the commencement of the winter heating season); no significant unfavorable geopolitical events; a milder than expected winter and summer; fewer hurricanes; and finally the pressure put on natural gas prices due to the liquidation of the hedge fund, Amaranth Advisors, which made a large bet on the commodity.

Natural gas prices have been even more volatile than oil, falling a great deal from their peak of $15.4 per thousand cubic feet (Mcf) early last winter. As you may recall last year’s spike in energy prices was due to two significant hurricanes that devastated the Gulf of Mexico region causing significant disruptions to oil and gas supplies. This year has seen a return to more normal weather patterns and hurricanes have so far avoided the Gulf region. In reality, hurricanes are random events and very unpredictable. As most insurance companies will tell you, even their most sophisticated technology has failed to predict actual events. After experiencing high levels of exposure to last year’s catastrophes, insurance companies reviewed and then reduced their underwriting in high-risk regions or tightened conditions to avoid a repeat of losses, only to see a much milder season in 2006.

There has been lower supply disruption and lower short-term demand, causing natural gas storage levels to rise to heights not seen in years. “Full storage” capacity is about 3.6 trillion cubic feet (Tcf), a level not actually tested in recent history (the previous high was 3.5 Tcf in November 1990). Estimates are that storage levels could reach this number again by the end of this injection season. In any event, all we will need is a normal winter to work off some of the inventory in order for natural gas prices to move higher. Despite some of the shorter-term negative cross currents affecting the energy patch, we strongly believe in our thesis that the supply/demand dynamics will lead to higher prices over the long-term. The fact that: companies are struggling to find new, significant resource plays; costs have been escalating rapidly; the political stability of oil producing regions continues to deteriorate; and global demand, specifically in China and India, whose economies are growing on the order of 8-10%; all favor higher prices over time.

Turning to the economy, the Fed voted to hold short-term interest rates steady. Recent declines in energy prices and housing activity, in addition to the overall slowing of economic growth, have allowed the Fed to pause in order to assess the impact of the rate increases implemented so far. However, the Fed remains on guard for signs of a strengthening economy and the possibility that the rate of inflation will rise further, as a number of Fed Governors and Chairman Bernanke have addressed in recent statements.

In the meantime, the overall equity market and financials in particular have reacted favorably to the policy changes. Many investors are confident that we have seen a peak in short-term rates and are hopeful that a cut is imminent. Lower gasoline and heating fuel prices are boosting the consumer outlook. However, it is questionable whether this is a changing of the tide in energy pricing, or simply another example of the major volatility that is now endemic to the industry. The rise in the number of hedge funds has contributed to significant increases in speculative money, which in turn has amplified this volatility.

We are also wary about the effects of the impending mortgage rate adjustments that many will face, not to mention the ill effects of lower home prices versus a year ago. New products like interest-only or option ARMs (adjustable-rate mortgages) that have been extremely popular in recent years will haunt some as the upward interest rate adjust takes affect. For all of 2006, about $436 billion of low-rate ARMs are expected to reset higher, while that number grows to about $585 billion for all of 2007. Increased interest costs put consumers in the unenviable position of having to devote more of their disposable income to housing or face foreclosures. The potential for financial distress caused by large adjustments in mortgage payments have prompted many in Congress to call for the institution of stricter underwriting standards, which will reduce the availability of credit. How this unfolds will be important to economic growth.

Turning to the portfolio, we made few major changes during the year in terms of portfolio structure. We pared back selectively in the portfolio’s exposure to the material sector and added positions in several beaten down energy stocks. We continue to believe that underweighting the consumer discretionary sector and overweighting the industrial sector is the correct positioning as we approach 2007. In addition, we also believe that the small cap banks and thrifts will continue to struggle to grow earnings given the current interest environment where short-term rates are higher than long-term rates. Consequently, the financial sector remains underweighted in the portfolio relative to the small cap value benchmarks.

As discussed above, the decline in natural gas and oil prices weighed heavily on the portfolio’s energy holdings during the year. Despite the recent declines, we continue to like the prospects of Parallel Petroleum and Petrohawk Energy, as well as newly added Delta Petroleum. Parallel and Petrohawk each trade at mid-teen earnings multiples based on 2007 earnings estimates and should enjoy even higher earnings growth over the next several years. What makes all three stocks especially attractive is the high quality prospects they control that may lead to significant reserve growth. Unlike large cap energy companies, small cap exploration and production companies can significantly grow reserves through new discoveries. For example, Delta Petroleum is exposed to two of the most attractive potential new resource plays in the U.S. (the Columbia River Basin and the Utah & Wyoming Overthrust) that could double or triple their proven reserves.

We continue to like the oil service companies that have exposure to the international market as well as the off-shore Gulf of Mexico. The portfolio’s holdings such as Atwood Oceanics, Helix Energy, and Mitcham Industries all sell at high single digit P/E ratios based on 2007 estimates with earnings growth likely to average better than 20% over the next three years. We believe the disconnect between valuation and earnings growth points to significant appreciation potential over the next year or so for these stocks.

The holdings in the material sector were the second worst performing group in the portfolio. While there was weakness across the board, Uranium Resources and RTI International were the worst. Uranium Resources has been a roller coaster ride over the last year and even with its recent decline it is still up for the year. The decline during the year was caused by management announcing that production would fall well short of the guidance given in May. By any measure, management has done a poor job in managing expectations and ramping up production. Fortunately, the recent disappointments have prompted changes in management. While we would like to see production ramp up quicker, the value proposition for Uranium Resources is in its reserves, water rights, NCR license, etc. Despite the recent decline, we still expect that Uranium Resources will be a big winner for the portfolio.

RTI International’s decline was likely the combination of concern over the problems with Airbus’s new generation of commercial planes and profit taking after the huge price increase during the second quarter. As a titanium processor, RTI stands to benefit from the weight advantages that titanium offers when trying to design fuel efficient planes. Newer generation planes have more than double the titanium content of older planes, which has created a sharp reduction in excess capacity in the titanium market. RTI currently trades at a P/E of 13 based on 2007 earnings estimates, well below our expectation of their earnings growth rate.

Material stocks are particularly sensitive to economic growth rates. A significant slow down in U.S. growth rates in 2007 could extend the recent declines in material stocks. While we continue to like the long-term fundamentals, we would certainly pare back the portfolio’s exposure to materials if our view of the U.S. economic growth prospects turned more negative.

The portfolio’s industrial positions were also a contributor to the underperformance. We continue to like the opportunities in the construction and engineering and electrical equipment industries. Companies in these areas are poised to benefit from significant growth in infrastructure spending to improve the energy complex, municipal water and sewer, roads and bridges, the electrical infrastructure, etc. While Emcor Group and General Cable have been big winners for the portfolio already, we expect Foster Wheeler, Shaw Group, Sterling Construction, etc to all have significant earnings growth that should drive the stocks to outperform. Most of the portfolio’s industrial stocks trade at mid-teen P/E multiples on 2007 earnings with growth rates about the same.

We continue to underweight the financial sector due to our tempered outlook for small cap banks and thrifts. All industry groups added value, with REITs and insurance leading the way. As long as short-term rates stay above long-term rates, small banks and thrifts will struggle to grow earnings.

Net interest margin, the spread between a bank’s cost of funds and return on its loans, is the major source of earnings for small banks, and in the current interest rate environment it is difficult to improve. Until we are convinced that short-term rates are coming down, we will likely continue to underweight banks and thrifts.

Insurance companies, such as Arch Capital and Odyssey Re, have enjoyed strong pricing trends since the hurricanes of 2005. This has led to significant earnings growth that will help improve book values. Arch and Odyssey both trade at approximately 7 times 2007 earnings and just over book value. While the stocks have enjoyed strong performance recently, we still like the performance prospects of the insurance companies.

REITs continue to outperform as investors look for better yields than are available in the bond markets. With 10 year treasuries yielding less than 5%, the ability to earn better than 7% in high quality REITs is extremely attractive. KKR Financial, Newcastle Investment, and Novastar Financial are among our favorites combining healthy sustainable yields and the potential for appreciation.

We continue to see opportunities in the health care and technology sectors and together these positions represent approximately 25% of the portfolio. The largest holdings in the technology sector, such as Commscope and Anixter International, are also infrastructure related investments. Anixter is a distributor of electrical and communication equipment and has benefited from the strong trends in commercial construction. Selling at just 13 times its 2007 earnings estimate and with earnings growth likely to exceed 15% over the next several years, Anixter is an excellent value in the technology area. Commscope has similar characteristics.

Health care stocks have not been particularly good performers for the portfolio over the last year or so, but towards the end of the year they were solid performers. HMS Holdings rose better than 17%, and has been one of the portfolio’s best performers year to date. HMS provides cost containment services and billing accuracy checks in government health care programs. The development of a unique database of insurance information allows HMS to provide cost recovery services to government that insures third party payers are correctly billed. Given the pressures to control government spending on health care, we see continued growth for HMS no matter what happens with the economy. On the downside, Kinetic Concepts fell during the year after a court ruling gave no relief in Kinetic’s claim that a competitor was infringing on a patent. Despite the court setback, Kinetic is likely to growth earnings better than 15% annually over the next few years and trades at just 12 times 2007 earnings estimates.

As we look toward year-end, we are cautiously optimistic that the general market will perform well due to continued solid earnings growth both in the quarter and in 2007. Small cap stocks traditionally lag large cap stocks as the economy slows and investors look to lower their risk profile. However, over time the greater earnings growth produced by small cap companies is the driving force behind small cap outperformance. In our view, the entire performance advantage in small cap investing comes from companies that combine cheap valuations and well-above market earnings growth, which is why small cap value indices significantly outperform small cap growth indices through time.

We continue to like our current positioning and believe that weak performance during the third quarter reflected nothing more than the typical volatility that comes with small cap stocks. The only major change we contemplate looking forward is a reduction in the portfolio’s sensitivity to economic growth if our view of the economic prospects for 2007 turn more negative. Currently, we believe that while economic growth is slowing, 2007 will usher in another reasonable year for the economy. As such, we are comfortable with the construct of the portfolio and remain confident that it is attractively valued relative to the market.

Past performance is no assurance of future results. The views expressed are those of the investment adviser as of October 31, 2006 and are not intended as a forecast or investment recommendations. The Russell 2000 Value Index and the Russell 2000 Index are not available for investment.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-247-1014.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund charges a 1% redemption fee on shares redeemed less than one year after they are purchased. The imposition of this fee is not reflected in the returns above.

** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Russell 2000 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Unified Financial Securities, Inc.

Member NASD

The chart above assumes an initial investment of $10,000 made on December 31, 2003 (commencement of Fund operations) and held through October 31, 2006. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Dreman Contrarian Small Cap Value Fund, and to obtain performance data current to the most recent month end, please call 1-800-247-1014. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member NASD.

FUND HOLDINGS – (Unaudited)

1As a percent of net assets

Dreman Contrarian Large Cap Value Fund (the “Large Cap Fund”) invests primarily in common stocks of large capitalization companies that pay relatively high dividends and that have intrinsic value in the opinion of the Fund’s advisor.

1As a percent of net assets

Dreman Contrarian Mid Cap Value Fund (the “Mid Cap Fund”) invests in common stocks of medium capitalization companies that have intrinsic value in the opinion of the Fund’s advisor.

1As a percent of net assets

Dreman Contrarian Small Cap Value Fund (the “Small Cap Fund”) invests primarily in common stocks of small capitalization companies that have intrinsic value in the opinion of the Fund’s advisor.

Availability of Portfolio Schedules - (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q, which is available on the Commission’s web site at www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT YOUR FUNDS' EXPENSES - (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dreman Contrarian Large Cap Value Fund	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 – October 31, 2006
Actual	$1,000.00	$1,068.41	$6.72
Hypothetical (5% return before expenses)	$1,000.00	$1,018.71	$6.55

* Expenses are equal to the Large Cap Fund’s annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Dreman Contrarian Mid Cap Value Fund	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 – October 31, 2006
Actual	$1,000.00	$1,038.43	$7.23
Hypothetical (5% return before expenses)	$1,000.00	$1,018.11	$7.16

* Expenses are equal to the Mid Cap Fund’s annualized expense ratio of 1.41%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Dreman Contrarian Small Cap Value Fund	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 – October 31, 2006
Actual	$1,000.00	$1,028.73	$7.64
Hypothetical (5% return before expenses)	$1,000.00	$1,017.67	$7.60

* Expenses are equal to the Small Cap Fund’s annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Dreman Contrarian Funds
Dreman Contrarian Large Cap Value Fund
Schedule of Investments
October 31, 2006

Common Stocks - 91.92%	Shares	Value

Air Courier Services - 0.40%
FedEx Corp.	300	$ 34,362

Converted Paper & Paperboard Products - 2.97%
3M Co.	3,200	252,288

Crude Petroleum & Natural Gas - 8.51%
Anadarko Petroleum Corp.	2,600	120,692
Apache Corp.	2,300	150,236
Devon Energy Corp.	4,300	287,412
Encana Corp.	1,100	52,239
Occidental Petroleum Corp.	2,400	112,656
		723,235

Electric Services - 1.04%
TXU Corp.	1,400	88,382

Electronic & Other Electrical Equipment - 1.86%
General Electric Co.	4,500	157,995

Electronic Connectors - 1.66%
Tyco International Ltd.	4,800	141,264

Federal & Federally-Sponsored Credit Agencies - 9.67%
Federal National Mortgage Association (Fannie Mae)	7,000	414,820
Federal Home Loan Mortgage Corp. (Freddie Mac)	5,900	407,041
		821,861

Fire, Marine & Casualty Insurance - 1.63%
American International Group	950	63,812
Chubb Corp.	1,400	74,410
		138,222

Food and Kindred Products - 8.42%
Altria Group, Inc.	8,800	715,704

Hospital & Medical Service Plans - 4.90%
Aetna, Inc.	3,600	148,392
UnitedHealth Group, Inc.	5,500	268,290
		416,682

Industrial Inorganic Chemicals - 0.00%
Tronox, Inc. - Class B (a)	6	78

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Large Cap Value Fund
Schedule of Investments - continued
October 31, 2006

Common Stocks - 91.92% - continued	Shares	Value

Insurance Agents, Brokers & Service - 0.82%
Hartford Financial Services Group, Inc.	800	$ 69,736

National Commercial Banks - 8.66%
Bank of America Corp.	4,742	255,452
Citigroup, Inc.	1,500	75,240
Keycorp	2,100	77,994
PNC Financial Services Group, Inc.	1,000	70,030
US Bancorp	2,200	74,448
Wachovia Corp.	3,300	183,150
		736,314

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 0.59%
Zimmer Holdings, Inc. (b)	700	50,407

Petroleum Refining - 8.80%
ConocoPhillips	7,741	466,318
Chevron Corp.	4,200	282,240
		748,558

Pharmaceutical Preparations - 9.27%
Bristol Myers Squibb Co.	2,660	65,835
Johnson & Johnson	1,000	67,400
Merck & Co., Inc.	4,075	185,086
Pfizer, Inc.	9,220	245,713
Wyeth	4,400	224,532
		788,566

Retail - Department Stores - 1.45%
Federated Department Stores, Inc.	2,800	122,948

Retail - Lumber & Other Building Materials - 3.25%
Home Depot, Inc.	5,700	212,781
Lowes Companies, Inc.	2,100	63,294
		276,075

Retail - Miscellaneous Shopping Goods Store - 2.42%
Borders Group, Inc.	5,500	113,245
Staples, Inc.	3,600	92,844
		206,089

Savings Institution, Federally Chartered - 5.64%
Sovereign Bancorp, Inc.	5,380	128,367
Washington Mutual, Inc.	8,300	351,090
		479,457
*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Large Cap Value Fund
Schedule of Investments - continued
October 31, 2006

Common Stocks - 91.92% - continued	Shares	Value

Services - Computer Programming, Data Processing, Etc. - 1.10%
Electronic Data Systems Corp.	3,700	$93,721

Services - General Medical & Surgical Hospitals - 1.49%
HCA, Inc.	2,500	126,300

Services - Medical Laboratories - 0.29%
Quest Diagnostics, Inc.	500	24,870

Services - Prepackaged Software - 0.47%
Microsoft Corp.	1,400	40,194

Tobacco Products - 5.88%
British American Tobacco Plc (c)	1,200	66,000
Imperial Tobacco Group Plc (c)	900	64,206
UST, Inc.	6,900	369,564
		499,770

Wholesale - Farm Product Raw Materials - 0.02%
Universal Corp.	55	2,025

Wholesale - Professional & Commercial Equipment & Supplies - 0.71%
Fisher Scientific International, Inc. (b)	700	59,934

TOTAL COMMON STOCKS (Cost $6,360,550)		7,815,037

Money Market Securities - 7.29%
Huntington Money Market Fund, 4.40% (d)	619,678	619,678

TOTAL MONEY MARKET SECURITIES (Cost $619,678)		619,678

TOTAL INVESTMENTS (Cost $6,980,228) - 99.21%		$8,434,715

Cash & other assets less liabilities - 0.79%		67,576

TOTAL NET ASSETS - 100.00%		$8,502,291

(a) Shares received in spinoff from Kerr-McGee Corp.
(b) Non-income producing.
(c) American Depositary Receipts.
(d) Variable rate security; the money market rate shown represents the rate at October 31, 2006.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Large Cap Value Fund
Schedule of Investments - continued
October 31, 2006

	Number of	Underlying Face
	Long	Amount at	Unrealized
Futures Contracts	Contracts	Market Value	Appreciation

S&P 500 E-Mini Futures Contracts December 2006 (a)	8	$ 553,280	$ 24,605

(a) Each S&P 500 E-Mini Future contract is equal to $50 times the S&P 500 Stock Index.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments
October 31, 2006

Common Stocks - 99.85%	Shares	Value

Agricultural Chemicals - 1.57%
Agrium, Inc.	350	$9,807
The Scotts Miracle-Gro Co. - Class A	350	17,311
		27,118

Beverages - 0.95%
Constellation Brands, Inc. - Class A (a)	600	16,494

Biological Products, (No Diagnostic Substances) - 1.41%
Charles River Laboratories International, Inc. (a)	300	12,876
Invitrogen Corp. (a)	200	11,602
		24,478

Calculating & Accounting Machines (No Electronic Computers) - 0.76%
Diebold, Inc.	300	13,104

Carpets & Rugs - 0.42%
Mohawk Industries, Inc. (a)	100	7,270

Cogeneration Services & Small Power Producers - 1.14%
AES Corp. (a)	900	19,791

Crude Petroleum & Natural Gas - 7.88%
Anadarko Petroleum Corp.	400	18,568
Apache Corp.	300	19,596
Chesapeake Energy Corp.	1,350	43,794
Noble Energy, Inc.	200	9,726
Occidental Petroleum Corp.	600	28,164
Pogo Producing Co.	250	11,188
Range Resources Corp.	200	5,430
		136,466

Drawing & Insulating of Nonferrous Wire - 0.43%
General Cable Corp. (a)	200	7,520

Electric & Other Services Combined - 0.50%
PG&E Corp	200	8,628

Electric Lighting & Wiring Equipment - 1.49%
Cooper Industries Ltd. - Class A	150	13,418
Hubbell, Inc. - Class B	250	12,380
		25,798

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2006

Common Stocks - 99.85% - continued	Shares	Value

Electric Services - 2.05%
Mirant Corp. (a)	600	$17,742
PPL Corp.	250	8,630
Progress Energy, Inc.	200	9,200
		35,572

Fats & Oils - 0.78%
Archer-Daniels-Midland Co.	350	13,475

Finance Lessors - 1.50%
CIT Group, Inc.	500	26,025

Fire, Marine & Casualty Insurance - 6.24%
Arch Capital Group Ltd. (a)	350	22,501
Cincinnati Financial Corp.	423	19,310
Loews Corp.	600	34,692
Ohio Casualty Corp.	1,150	31,544
		108,047

Guided Missiles & Space Vehicles & Parts - 1.11%
Alliant Techsystems, Inc. (a)	250	19,302

Industrial Organic Chemicals - 0.89%
Lyondell Chemical Co.	600	15,402

Investment Advice - 3.95%
Eaton Vance Corp	1,050	32,592
Federated Investors, Inc. - Class B	400	13,716
Nuveen Investments, Inc. - Class A	450	22,185
		68,493

Laboratory Analytical Instruments - 2.85%
Beckman Coulter, Inc.	300	17,271
Mettler-Toledo International, Inc. (a)	250	17,162
PerkinElmer, Inc.	700	14,952
		49,385

Malt Beverages - 0.51%
Quilmes Industrial SA (b)	150	8,771

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2006

Common Stocks - 99.85% - continued	Shares	Value

Meat Packing Plants - 1.22%
Hormel Foods Corp.	250	$9,028
Smithfield Foods, Inc. (a)	450	12,096
		21,124

Metal Mining - 0.52%
Freeport-McMoran Copper & Gold, Inc. - Class B	150	9,072

Miscellaneous Electrical Machinery, Equipment & Supplies - 1.03%
CAE, Inc.	2,000	17,760

Miscellaneous Fabricated Metal Products - 1.66%
Parker Hannifin Corp.	200	16,726
Shaw Group, Inc. (a)	450	11,952
		28,678

Miscellaneous Furniture & Fixtures - 0.60%
Kinetic Concepts, Inc. (a)	300	10,428

Miscellaneous Industrial & Commercial Machinery & Equipment - 0.84%
Eaton Corp.	200	14,486

Motors & Generators - 1.08%
Ametek, Inc.	400	18,672

National Commercial Banks - 5.16%
Bank of America Corp.	500	26,935
First Horizon National Corp.	300	11,796
KeyCorp	250	9,285
Marshall & Ilsley Corp.	400	19,176
Wachovia Corp.	400	22,200
		89,392

Natural Gas Distribution - 1.96%
Southern Union Co.	1,225	33,908

Natural Gas Transmission - 0.42%
Williams Companies, Inc.	300	7,329

Oil & Gas Field Machinery & Equipment - 0.75%
Oil States International, Inc. (a)	450	13,068

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2006

Common Stocks - 99.85% - continued	Shares	Value

Ophthalmic Goods - 2.27%
Bausch & Lomb, Inc.	250	$13,385
The Cooper Companies, Inc.	450	25,933
		39,318

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.56%
Biomet, Inc.	600	22,704
Zimmer Holdings, Inc. (a)	300	21,603
		44,307

Petroleum Refining - 5.41%
Hess Corp.	150	6,360
ConocoPhillips	500	30,120
Murphy Oil Corp.	250	11,790
Sunoco, Inc.	200	13,226
Tesoro Corp.	300	19,182
Valero Energy Corp.	250	13,083
		93,761

Photographic Equipment & Supplies - 1.04%
Avid Technology, Inc. (a)	500	18,060

Pumps & Pumping Equipment - 0.94%
ITT Corp.	300	16,317

Radio & TV Broadcasting & Communications Equipment - 1.16%
L-3 Communcations Holdings, Inc.	250	20,130

Real Estate - 0.69%
Newcastle Investment Holdings Corp.	400	11,868

Real Estate Investment Trusts - 5.42%
Annaly Capital Management, Inc.	900	11,808
KKR Financial Corp.	800	21,464
Novastar Financial, Inc.	800	25,536
Ventas, Inc.	900	35,082
		93,890

Retail - Building Materials, Hardware, Garden Supply - 1.20%
The Sherwin-Williams Co.	350	20,730

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2006

Common Stocks - 99.85% - continued	Shares	Value

Retail - Drug Stores and Proprietary Stores - 3.65%
Caremark Rx, Inc.	850	$41,845
Medco Health Solutions, Inc. (a)	400	21,400
		63,245

Retail - Family Clothing Stores - 2.01%
TJX Companies, Inc.	1,200	34,740

Savings Institution, Federally Chartered - 1.35%
Sovereign Bancorp, Inc.	977	23,311

Search, Detection, Navigation, Guidance, Aeronautical Systems - 0.77%
DRS Technologies, Inc.	300	13,266

Security & Commodity Brokers, Dealers, Exchanges & Services - 1.37%
T. Rowe Price Group, Inc.	500	23,655

Security Brokers, Dealers & Flotation Companies - 3.05%
Bear Stearns Companies, Inc.	200	30,270
Legg Mason, Inc.	250	22,505
		52,775

Services - Business Services - 1.25%
DST Systems, Inc. (a)	350	21,626

Services - Computer Integrated Systems Design - 0.73%
Convergys Corp. (a)	600	12,726

Services - General Medical & Surgical Hospitals - 1.67%
LifePoint Hospitals, Inc. (a)	400	14,200
Triad Hospitals, Inc. (a)	400	14,812
		29,012

Services - Medical Laboratories - 0.72%
Quest Diagnostics, Inc.	250	12,435

Services - Miscellaneous Amusement & Recreation - 0.53%
Penn National Gaming, Inc. (a)	250	9,143

Services - Prepackaged Software - 1.32%
Symantec Corp. (a)	1,150	22,816

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2006

Common Stocks - 99.85% - continued	Shares	Value

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 0.82%
Church & Dwight Co., Inc.	350	$14,200

State Commercial Banks - 1.07%
Hancock Holding Co.	250	12,825
R&G Financial Corp. - Class B	750	5,775
		18,600

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 0.31%
Oregon Steel Mills, Inc. (a)	100	5,440

Surety Insurance - 1.34%
Ambac Financial Group, Inc.	150	12,523
The PMI Group, Inc.	250	10,663
		23,186

Tobacco Products - 0.62%
UST, Inc.	200	10,712

Watches, Clocks, Clockwork Operated Devices/Parts - 0.13%
Fossil, Inc. (a)	100	2,184

Water Transportation - 0.47%
Royal Caribbean Cruises Ltd.	200	8,100

Wholesale - Chemicals & Allied Products - 1.89%
Ashland, Inc.	300	17,730
Sigma-Aldrich Corp.	200	15,022
		32,752

Wholesale - Electrical Apparatus & Equipment, Wiring Supplies - 0.69%
Anixter International, Inc. (a)	200	11,952

Wholesale - Professional & Commercial Equipment & Supplies - 1.73%
Fisher Scientific International, Inc. (a)	350	29,967

TOTAL COMMON STOCKS (Cost $1,565,624)		1,729,280

Escrow Rights - 0.00%
Southern Energy Escrow Rights (c)	15,000	-

TOTAL ESCROW RIGHTS (Cost $0)		-

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2006

	Shares	Value

Money Market Securities - 1.08%
Huntington Money Market Fund, 4.40% (d)	18,740	$18,740

TOTAL MONEY MARKET SECURITIES (Cost $18,740)		18,740

TOTAL INVESTMENTS (Cost $1,584,364) - 100.93%		$1,748,020

Liabilities in excess of other assets - (0.93)%		(16,126)

TOTAL NET ASSETS - 100.00%		$1,731,894

(a) Non-income producing.
(b) American Depositary Receipts.
(c) Escrow rights issued in conjunction with bond reorganization. There is no market for the rights.
(d) Variable rate security; the money market rate shown represents the rate at October 31, 2006.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments
October 31, 2006

Common Stocks - 94.54%	Shares	Value

Agricultural Chemicals - 1.43%
Agrium, Inc.	7,300	$204,546

Air Courier Services - 0.74%
ABX Air, Inc. (a)	18,300	105,225

Biological Products, (No Diagnostic Substances) - 0.48%
Charles River Laboratories International, Inc. (a)	1,600	68,672

Calculating & Accounting Machines (No Electronic Computers) - 0.92%
Hypercom Corp. (a)	20,200	131,098

Computer Communications Equipment - 1.09%
Black Box Corp.	3,500	156,065

Crude Petroleum & Natural Gas - 2.74%
Delta Petroleum Corp. (a)	3,100	79,670
McMoran Exploration Co. (a)	2,600	39,312
Parallel Petroleum Corp. (a)	5,300	107,325
Petrohawk Energy Corp. (a)	14,600	165,418
		391,725

Drawing & Insulating of Nonferrous Wire - 2.37%
General Cable Corp. (a)	9,000	338,400

Drilling Oil & Gas Wells - 2.09%
Atwood Oceanics, Inc. (a)	3,200	147,840
TODCO - Class A (a)	4,400	150,172
		298,012

Electric & Other Services Combined - 0.89%
WPS Resources Corp.	2,400	127,704

Electric Services - 0.70%
Dynegy, Inc. - Class A (a)	16,400	99,712

Electrical Work - 1.21%
EMCOR Group, Inc. (a)	1,100	65,065
Pike Electric Corp. (a)	5,800	107,010
		172,075

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2006

Common Stocks - 94.54% - continued	Shares	Value

Farm Machinery & Equipment - 0.71%
Agco Corp. (a)	3,800	$101,650

Fire, Marine & Casualty Insurance - 5.34%
Arch Capital Group Ltd. (a)	4,000	257,160
Endurance Specialty Holdings Ltd.	4,200	149,730
Odyssey Re Holdings Corp.	5,000	177,250
Platinum Underwriters Holdings Ltd.	4,300	128,398
Safety Insurance Group, Inc.	1,000	50,010
		762,548

Grain Mill Products - 0.62%
Ralcorp Holdings, Inc. (a)	1,800	89,010

Heavy Construction Other Than Building Construction - Contractors - 3.00%
Foster Wheeler Ltd. (a)	5,700	256,215
Sterling Construction Co, Inc. (a)	8,200	171,626
		427,841

Hospital & Medical Service Plans - 2.38%
Centene Corp. (a)	5,600	132,104
HealthSpring, Inc. (a)	10,300	207,442
		339,546

Industrial Trucks, Tractors, Trailors & Stackers - 0.94%
Terex Corp. (a)	2,600	134,576

Investment Advice - 3.00%
Apollo Investment Corp.	7,200	155,232
MCG Capital Corp.	4,700	84,224
NGP Capital Resources Company	5,300	82,150
Prospect Energy Corp.	6,300	106,911
		428,517

Laboratory Analytical Instruments - 0.91%
PerkinElmer, Inc.	6,100	130,296

Miscellaneous Industrial & Commercial Machinery & Equipment - 0.83%
Curtiss-Wright Corp.	3,500	118,440

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2006

Common Stocks - 94.54% - continued	Shares	Value

Miscellaneous Fabricated Metal Products - 2.26%
Shaw Group, Inc. (a)	5,300	$140,768
Watts Water Technologies, Inc. - Class A	4,900	182,378
		323,146

Miscellaneous Furniture & Fixtures - 0.71%
Kinetic Concepts, Inc. (a)	2,900	100,804

Miscellaneous Metal Ores - 0.86%
Cameco Corp.	3,500	122,955

Motors & Generators - 0.76%
Regal Beloit Corp.	2,200	108,790

Oil & Gas Field Machinery & Equipment - 0.61%
Oil States International, Inc. (a)	3,000	87,120

Oil & Gas Field Services - 2.88%
Helix Energy Solutions Group, Inc. (a)	5,700	184,110
Superior Energy Services, Inc. (a)	4,700	147,110
Willbros Group, Inc. (a)	5,200	79,820
		411,040

Operators of Apartment Buildings - 0.32%
GMH Communities Trust	3,300	46,101

Ophthalmic Goods - 1.45%
The Cooper Companies, Inc.	3,600	207,468

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 0.50%
American Medical Systems Holdings, Inc. (a)	4,000	71,240

Pharmaceutical Preparations - 1.73%
Inyx, Inc. (a)	55,200	130,824
Par Pharmaceutical Companies, Inc. (a)	6,000	116,940
		247,764

Power Conversion/Supply Equipment - 1.35%
Hubbell, Inc. - Class B	3,900	193,128

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2006

Common Stocks - 94.54% - continued	Shares	Value

Primary Production of Aluminum - 0.71%
Century Aluminum Co. (a)	2,600	$101,192

Public Building & Related Furniture - 1.77%
BE Aerospace, Inc. (a)	10,000	252,800

Radio & TV Broadcasting & Communications Equipment - 2.37%
Commscope, Inc. (a)	10,600	338,246

Real Estate - 1.18%
Newcastle Investment Corp.	5,700	169,119

Real Estate Investment Trusts - 7.52%
Annaly Capital Management, Inc.	10,200	133,824
CBRE Realty Finance, Inc.	12,000	184,080
JER Investors Trust, Inc.	9,500	170,620
KKR Financial Corp.	11,200	300,496
MFA Mortgage Investments, Inc.	18,300	144,936
Novastar Financial, Inc.	4,400	140,448
		1,074,404

Refuse Systems - 0.45%
WCA Waste Corp. (a)	9,900	63,855

Retail - Department Stores - 0.72%
The Bon-Ton Stores, Inc.	2,900	103,414

Retail - Family Clothing Stores - 0.40%
Stein Mart, Inc.	3,500	57,295

Rolling Drawing & Extruding of Nonferrous Metals - 1.37%
RTI International Metals, Inc. (a)	3,200	196,224

Savings Institution, Federally Chartered - 0.40%
BankUnited Financial Corp. - Class A	2,100	56,637

Savings Institution, Not Federally Chartered - 0.65%
Sterling Financial Corp.	2,800	93,128

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2006

Common Stocks - 94.54% - continued	Shares	Value

Search, Detection, Navigation, Guidance, Aeronautical Systems - 2.37%
DRS Technologies, Inc.	4,400	$194,568
EDO Corp.	6,000	143,460
		338,028

Security & Commodity Brokers, Dealers, Exchanges & Services - 0.66%
The Bisys Group, Inc. (a)	8,500	93,840

Semiconductors & Related Devices - 2.35%
Aeroflex, Inc. (a)	13,400	144,720
Cypress Semiconductor Corp. (a)	6,000	100,740
Exar Corp. (a)	6,900	89,493
		334,953

Services - Business Services - 0.91%
HMS Holdings Corp. (a)	9,500	130,530

Services - Computer Programming, Data Processing, Etc. - 0.32%
United Online, Inc.	3,400	45,968

Services - Educational Services - 0.49%
Nobel Learning Communities, Inc.	6,800	70,040

Services - Engineering Services - 1.31%
Washington Group International, Inc.	3,300	186,846

Services - Equipment Rental & Leasing - 0.93%
Mitcham Industries, Inc. (a)	11,700	132,093

Services - General Medical & Surgical Hospitals - 0.68%
Lifepoint Hospitals, Inc. (a)	2,745	97,448

Services - Home Health Care Services - 0.85%
Option Care, Inc.	9,600	121,632

Services - Hospitals - 0.66%
Pediatrix Medical Group, Inc. (a)	2,100	94,353

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2006

Common Stocks - 94.54% - continued	Shares	Value

Services - Miscellaneous Amusement & Recreation - 4.13%
Century Casinos, Inc. (a)	16,100	$166,313
Lakes Entertainment, Inc. (a)	11,250	127,800
Penn National Gaming, Inc. (a)	5,100	186,507
Pinnacle Entertainment, Inc. (a)	3,600	108,936
		589,556

Services - Prepackaged Software - 2.90%
3D Systems Corp. (a)	3,900	65,559
Applix, Inc. (a)	12,000	127,080
Corillian Corp. (a)	56,000	166,320
Lawson Software, Inc. (a)	7,300	55,626
		414,585

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 1.25%
Church & Dwight Co, Inc.	4,400	178,508

State Commercial Banks - 2.01%
Beverly Hills Bancorp, Inc.	13,000	109,070
UCBH Holdings, Inc.	10,400	178,256
		287,326

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 0.61%
Oregon Steel Mills, Inc. (a)	1,600	87,040

Telephone Communications (No Radiotelephone) - 0.60%
Windstream Corp.	6,200	85,064

Trucking (No Local) - 0.48%
Old Dominion Freight Line, Inc. (a)	2,500	69,150

Water, Sewer, Pipeline, Comm & Power Line Construction - 0.93%
Insituform Technologies, Inc. - Class A (a)	5,700	133,209

Wholesale - Computers & Peripheral - 0.99%
Scansource, Inc. (a)	4,500	141,255

Wholesale - Electrical Apparatus & Equipment, Wiring Supplies - 2.67%
Anixter International, Inc. (a)	4,200	250,992
Wesco International, Inc. (a)	2,000	130,540
		381,532

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2006

Common Stocks - 94.54% - continued	Shares	Value

Wholesale - Groceries & Related Products - 0.65%
Nash Finch Co.	3,600	$93,420

Wholesale - Metals & Minerals (No Petroleum) - 1.67%
Northern Orion Resources, Inc. (a)	17,500	79,100
Uranium Resources, Inc. (a)	42,700	158,844
		237,944

Wholesale - Metals Service Centers & Offices - 0.76%
LB Foster Co. - Class A (a)	4,900	108,584

TOTAL COMMON STOCKS (Cost $12,527,213)		13,504,432

Closed-end Mutual Funds - 1.23%
Tortoise Energy Capital Corp.	3,300	80,388
Tortoise Energy Infrastructure Corp.	2,900	94,714

TOTAL CLOSED-END MUTUAL FUNDS (Cost $166,957)		175,102

Money Market Securities - 9.77%
Huntington Money Market Fund, 4.40% (b)	1,396,267	1,396,267

TOTAL MONEY MARKET SECURITIES (Cost $1,396,267)		1,396,267

TOTAL INVESTMENTS (Cost $14,090,437) - 105.54%		$ 15,075,801

Liabilities in excess of other assets - (5.54)%		(791,560)

TOTAL NET ASSETS - 100.00%		$ 14,284,241

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at October 31, 2006.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Assets and Liabilities
October 31, 2006

	Dreman	Dreman	Dreman
	Contrarian	Contrarian	Contrarian
	Large Cap	Mid Cap	Small Cap
	Value Fund	Value Fund	Value Fund

Assets:
Investments in securities
At cost	$ 6,980,228	$ 1,584,364	$ 14,090,437
At value	$ 8,434,715	$ 1,748,020	$ 15,075,801

Cash held at broker	595	-	-
Receivable for net variation margin on futures contracts	24,605	-	-
Receivable for investments sold	14,765	-	-
Interest receivable	2,285	106	3,715
Dividends receivable	11,670	593	427
Receivable for fund shares sold	22,500	-	41,965
Receivable from advisor	4,409	8,933	-
Prepaid expenses	13,429	773	7,401
Total assets	8,528,973	1,758,425	15,129,309

Liabilities:
Payable for investments purchased	-	-	814,871
Payable to administrator, fund accountant and transfer agent	10,049	10,186	10,463
Accrued trustee & officer expenses	1,580	1,600	1,550
Payable to advisor	-	-	501
Accrued expenses	15,053	14,745	17,683
Total liabilities	26,682	26,531	845,068

Net Assets:	$ 8,502,291	$ 1,731,894	$ 14,284,241

Net Assets consist of:
Paid in capital	$ 6,516,892	$ 1,457,775	$ 13,772,624
Accumulated undistributed net investment income	97,058	5,183	6,404
Accumulated undistributed net realized gain (loss) on investments	409,249	105,280	(480,151)
Net unrealized appreciation on investments	1,454,487	163,656	985,364
Net unrealized appreciation on futures contracts	24,605	-	-

Net Assets:	$ 8,502,291	$ 1,731,894	$ 14,284,241

Shares outstanding
(unlimited number of shares authorized)	611,769	133,481	848,628

Net asset value and offering
price per share	$ 13.90	$ 12.97	$ 16.83

Redemption Price per share (a)	$13.76	$12.84	$16.66

(a) A redemption fee of 1.00% is charged on shares held less than one year.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Operations
For the fiscal year ended October 31, 2006
	Dreman	Dreman	Dreman
	Contrarian	Contrarian	Contrarian
	Large Cap	Mid Cap	Small Cap
	Value Fund	Value Fund	Value Fund

Investment Income
Dividend income (Net of withholding tax of $302, $34, and $50, respectively)	$ 183,793	$ 25,905	$ 86,797
Interest income	12,449	666	17,542
Total Income	196,242	26,571	104,339

Expenses
Investment advisor fee (a)	54,292	11,425	55,528
12b-1 expense	18,114	3,365	14,689
Administration expenses	25,916	26,084	25,917
Fund accounting expenses	20,000	20,000	20,000
Registration expenses	17,474	1,316	19,061
Transfer agent expenses	14,239	14,100	15,701
Legal expenses	11,959	11,242	11,047
Auditing expenses	12,337	12,337	12,337
Trustee expenses	5,029	5,030	5,078
Officers expenses	4,938	4,908	4,859
Pricing expenses	5,030	7,468	6,444
Custodian expenses	4,388	4,878	6,816
Insurance expenses	3,415	3,406	3,405
24f-2 expense	134	54	902
Miscellaneous expenses	258	578	707
Printing expenses	-	-	2,507
Total Expenses	197,523	126,191	204,998
Expenses waived and reimbursed by advisor (a)	(85,552)	(103,951)	(102,492)
12b-1 fees waived by advisor (a)	(18,114)	(3,365)	(14,689)
Net operating expenses	93,857	18,875	87,817
Net Investment Income	102,385	7,696	16,522

Realized & Unrealized Gain (Loss) on Investments
Net realized gain on investment securities	410,807	105,679	528,416
Net realized (loss) on futures contracts	(1,563)	-	-
Change in unrealized appreciation (depreciation) on
investment securities	607,335	109,429	877,884
Change in unrealized appreciation (depreciation) on
futures contracts	24,605	-	-
Net realized and unrealized gain on investment securities	1,041,184	215,108	1,406,300
Net increase in net assets resulting from operations	$ 1,143,569	$ 222,804	$ 1,422,822

(a) See Note 4 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Dreman
	Contrarian
	Large Cap
	Value Fund

	Year ended	Year ended
	October	October
Increase (Decrease) in Net Assets due to:	31, 2006	31, 2005
Operations:
Net investment income	102,385	79,635
Net realized gain on investment securities and futures	$409,244	$162,876
Change in unrealized appreciation (depreciation) on
investment securities and futures contracts	631,940	499,033
Net increase in net assets resulting from operations	1,143,569	741,544
Distributions:
From net investment income	(84,987)	(68,262)
From net realized gain	(162,877)	(37,819)
Total distributions	(247,864)	(106,081)
Capital Share Transactions:
Proceeds from shares sold	1,282,756	303,851
Reinvestment of distributions	247,864	106,081
Amount paid for shares repurchased	(150,604)	(15)
Net increase in net assets resulting
from share transactions	1,380,016	409,917
Total Increase in Net Assets	2,275,721	1,045,380

Net Assets:
Beginning of year	6,226,570	5,181,190

End of year	$8,502,291	$6,226,570

Accumulated undistributed net
investment income included
in net assets at end of period	$97,058	$79,660

Capital Share Transactions:
Shares sold	98,852	25,237
Shares issued in reinvestment of distributions	20,021	8,952
Shares repurchased	(11,092)	(1)

Net increase from capital share transactions	107,781	34,188

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Dreman
	Contrarian
	Mid Cap
	Value Fund

	Year ended	Year ended
	October	October
Increase (Decrease) in Net Assets due to:	31, 2006	31, 2005
Operations:
Net investment income	$7,696	$541
Net realized gain on investment securities	105,679	156,371
Change in unrealized appreciation (depreciation)	109,429	17,996
Net increase in net assets resulting from operations	222,804	174,908
Distributions:
From net investment income	(3,056)	(1,043)
From net realized gain	(156,770)	(13,710)
Total distributions	(159,826)	(14,753)
Capital Share Transactions:
Proceeds from shares sold	412,199	142,000
Reinvestment of distributions	159,826	14,753
Amount paid for shares repurchased	(21,000)	(13)
Net increase in net assets resulting
from share transactions	551,025	156,740
Total Increase in Net Assets	614,003	316,895

Net Assets:
Beginning of year	1,117,891	800,996

End of year	$1,731,894	$1,117,891

Accumulated undistributed net
investment income included
in net assets at end of period	$5,183	$543

Capital Share Transactions:
Shares sold	32,966	12,034
Shares issued in reinvestment of distributions	13,910	1,250
Shares repurchased	(1,679)	(1)

Net increase from capital share transactions	45,197	13,283

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

		Dreman
		Contrarian
		Small Cap
		Value Fund

	Year ended		Year ended
	October		October
Increase (Decrease) in Net Assets due to:	31, 2006		31, 2005
Operations:
Net investment income (loss)	$ 16,522		$ 8,390
Net realized gain on investment securities	528,416		(1,008,568)
Change in unrealized appreciation (depreciation)	877,884		1,147,861
Net increase in net assets resulting from operations	1,422,822		147,683
Distributions:
From net investment income	(14,615)		(1,792)
From net realized gain	-		(15,412)
Total distributions	(14,615)		(17,204)
Capital Share Transactions:
Proceeds from shares sold	11,690,044		324,446
Assets acquired in acquistion of Corbin Fund (a)	-		2,218,543
Reinvestment of distributions	14,468		17,204
Amount paid for shares repurchased	(2,194,466)		(185,720)
Net increase in net assets resulting
from share transactions	9,510,046		2,374,473
Total Increase in Net Assets	10,918,253		2,504,952

Net Assets:
Beginning of year	3,365,988		861,036

End of year	$ 14,284,241		$ 3,365,988

Accumulated undistributed net
investment income included
in net assets at end of period	$ 6,404		$ 4,497

Capital Share Transactions:
Shares sold	730,577		25,641
Shares issued in connection with the acquisition of Corbin Fund (a)	-		171,315
Shares issued in reinvestment of distributions	1,057		1,351
Shares repurchased	(142,364)		(13,950)

Net increase from capital share transactions	589,270		184,357

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Dreman Contrarian
	Large Cap Value Fund

	Year ended	Year ended	Period ended
	October	October	October
	31, 2006	31, 2005	31, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 12.35	$ 11.03	$ 10.00
Income from investment operations
Net investment income	0.17	0.16	0.15
Net realized and unrealized gain	1.87	1.39	0.88
Total from investment operations	2.04	1.55	1.03
Less distributions to Shareholders:
From net investment income	(0.17)	(0.15)	-
From net realized gain	(0.32)	(0.08)	-
Total distributions	(0.49)	(0.23)	-

Paid in capital from redemption fees (b)	-	-	-

Net asset value, end of period	$ 13.90	$ 12.35	$ 11.03

Total Return (c)	17.02%	14.10%	10.30%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 8,502	$ 6,227	$ 5,181
Ratio of expenses to average net assets (e)	1.30%	1.30%	1.55%	(f)
Ratio of expenses to average net assets
before waiver & reimbursement	2.73%	2.43%	3.12%	(f)
Ratio of net investment income to
average net assets (e)	1.41%	1.35%	1.38%	(f)
Ratio of net investment income to average
net assets before waiver & reimbursement	(0.02)%	0.22%	(0.19)%	(f)
Portfolio turnover rate	20.38%	13.07%	13.48%

(a) For the period November 4, 2003 (commencement of operations) to October 31, 2004.

(b) Redemption fees resulted in less than $0.005 per share in each period.

(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.

(e) The Advisor is not contractually obligated to waive 12b-1 expenses. Accordingly, if the Advisor had not voluntarily waived these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.

(f) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Dreman Contrarian
	Mid Cap Value Fund

	Year ended	Year ended	Period ended
	October	October	October
	31, 2006	31, 2005	31, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 12.66	$ 10.68	$ 10.00
Income from investment operations
Net investment income	0.07	0.01	0.01
Net realized and unrealized gain	2.05	2.16	0.67
Total from investment operations	2.12	2.17	0.68
Less distributions to Shareholders:
From net investment income	(0.03)	(0.01)	-
From net realized gain	(1.78)	(0.18)	-
Total distributions	(1.81)	(0.19)	-

Paid in capital from redemption fees (b)	-	-	-

Net asset value, end of period	$12.97	$12.66	$10.68

Total Return (c)	18.59%	20.52%	6.80%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$1,732	$1,118	$801
Ratio of expenses to average net assets (e)	1.40%	1.40%	1.65%	(f)
Ratio of expenses to average net assets
before waiver & reimbursement	9.37%	11.46%	11.80%	(f)
Ratio of net investment income to
average net assets (e)	0.57%	0.06%	0.16%	(f)
Ratio of net investment income to average
net assets before waiver & reimbursement	(7.40)%	(10.00)%	(9.99)%	(f)
Portfolio turnover rate	52.48%	132.04%	125.34%

(a) For the period December 31, 2003 (commencement of operations) to October 31, 2004.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) The Advisor is not contractually obligated to waive 12b-1 expenses. Accordingly, if the Advisor had not voluntarily waived these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.
(f) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Dreman Contrarian
	Small Cap Value Fund

	Year ended	Year ended		Period ended
	October	October		October
	31, 2006	31, 2005		31, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$12.98	$11.48		$10.00
Income from investment operations
Net investment income (loss)	0.05	0.04		(0.03)
Net realized and unrealized gain	3.85	1.69		1.51
Total from investment operations	3.90	1.73		1.48
Less distributions to Shareholders:
From net investment income	(0.06)	(0.02)		-
From net realized gain	-	(0.21)		-
Total distributions	(0.06)	(0.23)		-

Paid in capital from redemption fees	0.01	-	(b)	-	(b)

Net asset value, end of period	$16.83	$12.98		$11.48

Total Return (c)	30.20%	15.10%		14.80%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$14,284	$3,366		$861
Ratio of expenses to average net assets (e)	1.50%	1.50%		1.75%	(f)
Ratio of expenses to average net assets
before waiver & reimbursement	3.49%	7.40%		12.19%	(f)
Ratio of net investment income to
average net assets (e)	0.28%	0.45%		(0.32)%	(f)
Ratio of net investment income to average
net assets before waiver & reimbursement	(1.71)%	(5.45)%		(10.75)%	(f)
Portfolio turnover rate	77.43%	84.72%		72.10%

(a) For the period December 31, 2003 (commencement of operations) to October 31, 2004.

(b) Redemption fees resulted in less than $0.005 per share in the period.

(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.

(e) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily waived these expenses, each expense ratio would have been 0.25% higher and each net investment income (loss) ratio would have been 0.25% lower.

(f) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2006

NOTE 1.	ORGANIZATION

Dreman Contrarian Large Cap Value Fund (“Large Cap Value Fund”), Dreman Contrarian Mid Cap Value Fund (“Mid Cap Value Fund”), and Dreman Contrarian Small Cap Value Fund (“Small Cap Value Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Trustees. The investment objective of the Large Cap Value Fund is total return. The investment objective of each of the Mid Cap Value Fund and Small Cap Value Fund is long-term capital appreciation. The investment adviser to each Fund is Dreman Value Management, LLC (the “Advisor”). The Large Cap Value Fund commenced operations on November 4, 2003. The Mid Cap Value Fund and the Small Cap Value Fund each commenced operations on December 31, 2003.

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuation - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2006 – continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES- continued

Federal Income Taxes – The Funds make no provision for federal income tax. Each Fund intends to continue to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of its taxable income. If the required amount of net investment income is not distributed, a Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund. For the fiscal year ended October 31, 2006, there were no such reclassifications.

Accounting for Uncertainty in Income Taxes – In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Futures Contracts – The Funds may enter into futures contracts to manage their exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts, which may be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of the contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

NOTE 3.	ACQUISITION OF CORBIN SMALL CAP VALUE FUND

On June 30, 2005, the Small Cap Value Fund acquired all the net assets of the Corbin Small Cap Value Fund (“Corbin Fund”) pursuant to an Agreement and Plan of Reorganization approved by the shareholders of the Corbin Fund on June

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2006 – continued

NOTE 3.	ACQUISITION OF CORBIN SMALL CAP VALUE FUND – continued

29, 2005. The acquisition was accomplished by a tax-free exchange of 292,703 shares of the Corbin Fund (valued at $7.58 per share) for 171,315 shares of the Small Cap Value Fund (valued at $12.95 per share). Each share of the Small Cap Value Fund was exchanged for 1.709 shares of the Corbin Fund. Subsequent redemptions made by Corbin Fund shareholders are not subject to the 1% redemption fee normally imposed on the Fund’s shareholders for early redemption. The Corbin Fund’s net assets on the date of the reorganization amounted to $2,218,543, including $1,138,096 of unrealized depreciation and capital loss carryforwards of $2,934,192, and were combined with the Small Cap Value Fund’s net assets. The aggregate net assets of the Corbin Fund and the Small Cap Value Fund immediately before the acquisition were $2,218,543 and $1,243,547, respectively. The combined net assets immediately after the acquisition amounted to $3,462,090 for 267,342 shares outstanding.

Certain former officers and trustees of the Corbin Fund are officers and trustees of the Small Cap Value Fund.

NOTE 4.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor to the Funds is Dreman Value Management, LLC. Under the terms of the management agreement between the Trust and the Advisor (collectively, the “Agreements”) for each Fund, the Advisor manages the Fund’s investments. As compensation for its management services, a Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75%, 0.85% and 0.95% of the average daily net assets of the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively. For the fiscal year ended

October 31, 2006, the Advisor earned fees, before the waiver described below, of $54,292, $11,425, and $55,528 for the Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund, respectively. The Advisor has contractually agreed to waive its fee and/or reimburse each Fund’s expenses so that the relevant fund’s total annual operating expenses, except brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses do not exceed 1.30%, 1.40% and 1.50% of the average daily net assets of the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively, through October 31, 2007. Excluding the voluntary waiver by the Advisor of each Fund’s 12b-1 expenses described below, for the fiscal year ended October 31, 2006 the Advisor waived management fees and reimbursed expenses of $85,552, $103,951, and $102,492 for the Large Cap Value Fund, the Mid Cap Value Fund, and the Small Cap Value Fund, respectively. As of October 31, 2006, the Advisor owed $4,409 and $8,933 to the Large Cap Value Fund and Mid Cap Value Fund, respectively. As of October 31, 2006, the Small Cap Value Fund owed the Advisor $501.

The Advisor is entitled to recoup from each Fund amounts waived or reimbursed (excluding 12b-1 expenses of the Fund voluntarily waived by the Advisor) for a period up to three years from the date such amounts were waived or reimbursed, provided the applicable Fund’s total annual operating expenses (except brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividends expense on securities sold short), taxes and extraordinary expenses), including the amounts recouped, do not exceed the stated expense limitations. At October 31, 2006, the amounts subject to potential recoupment are as follows:

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage each Fund’s business affairs and to provide each Fund with administrative services, including all regulatory, reporting and necessary office equipment and personnel. For the fiscal year ended October 31, 2006, Unified received fees of $25,916, $26,084, and $25,917 for administrative services provided to the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively.

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2006 – continued

NOTE 4.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Trust retains Unified to act as each Fund’s transfer agent and to provide each Fund with fund accounting services. For the fiscal year ended October 31, 2006, Unified received transfer agent fees of $12,260, $12,262 and $12,381 for the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively, and $1,979, $1,838 and $3,320 reimbursement of out of pocket expenses from the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Fund, respectively. For the fiscal year ended October 31, 2006, Unified received fees of $20,000, $20,000 and $20,000 for fund accounting services provided to the Large Cap Value Fund, Mid Cap Value Fund and

Small Cap Value Fund, respectively. A Trustee and certain officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc. (the parent of Unified).

The Funds retain Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Fund’s shares. There were no payments made by the Funds to the Distributor during the fiscal year ended October 31, 2006. A Trustee and certain officers of the Trust have an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor). As a result, those persons may be deemed to be affiliates of the Distributor.

Each Fund has adopted a Distribution Plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Each Fund’s Plan provides that the Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). Each Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Trust and the Advisor have entered into a Distribution Coordination Agreement pursuant to which the Advisor agrees to coordinate the distribution of each Fund’s shares, for which each Fund pays the Advisor the 12b-1 fee described above. For the fiscal year ended October 31, 2006, the Advisor was entitled to fees of $18,114, $3,365, and $14,689 for services provided to the Large Cap Value Fund, Mid Cap Value Fund, and the Small Cap Value Fund, respectively, all of which the Advisor voluntarily waived. This voluntary waiver by the Advisor of the 12b-1 fees to which it is otherwise entitled may be discontinued by the Advisor at any time.

NOTE 5.	INVESTMENTS TRANSACTIONS

For the fiscal year ended October 31, 2006, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2006 – continued

NOTE 5.	INVESTMENTS TRANSACTIONS - continued

As of October 31, 2006, the net unrealized appreciation of investments, excluding future positions, for tax purposes were as follows:

At October 31, 2006, the aggregate cost of securities for federal income tax purposes were $6,980,228, $1,585,822, and $14,098,829 for the Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund, respectively.

NOTE 6.	ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2006, the following owned more than 25% of the Funds:

David N. Dreman owned 77.80% and 44.08% of the Large Cap Value Fund and the Mid Cap Value Fund, respectively. The Dreman Capital Management Profit Sharing Plan owned 37.20% of the Mid Cap Value Fund. David N. Dreman is the president of the Advisor and both David N. Dreman and the Dreman Capital Management Profit Sharing Plan are related parties to the Advisor. National Financial Services, Co., for the benefit of others, owned 28.77% of the Small Cap Value Fund. As a result, David N. Dreman, Dreman Capital Management Profit Sharing Plan and National Financial Services, Co. may be deemed to control the Funds.

NOTE 8.	DISTRIBUTIONS TO SHAREHOLDERS

Large Cap Value Fund. On December 28, 2005 the Large Cap Value Fund paid an income distribution of $0.168628 per share and a long-term capital gain distribution of $0.323173 per share to shareholders of record on December 27, 2005.

The tax character of distributions paid during the fiscal years ended October 31, 2006 and 2005 were as follows:

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2006 – continued

NOTE 8.	DISTRIBUTIONS TO SHAREHOLDERS - continued

Mid Cap Value Fund. On December 28, 2005 the Mid Cap Value Fund paid an income distribution of $0.034620 per share, a short-term capital gain distribution of $1.019864 per share and a long-term capital gain distribution of $0.755885 per share to shareholders of record on December 27, 2005.

The tax character of distributions paid during the fiscal years ended October 31, 2006 and 2005 were as follows:

Small Cap Value Fund. On December 28, 2005 the Small Cap Value Fund paid an income distribution of $0.057347 per share to shareholders of record on December 27, 2005.

The tax character of distributions paid during the fiscal years ended October 31, 2006 and 2005 were as follows:

As of October 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales for the Mid Cap Value Fund. The difference between book basis and tax basis capital loss carryforwards for the Small Cap Value Fund is attributable to the loss carryforwards available to the Corbin Fund prior to the acquisition discussed in Note 3 and the tax deferral of losses on wash sales.

NOTE 9.	CAPITAL LOSS CARRYFORWARD

At October 31, 2006, the Small Cap Value Fund had available for federal tax purposes an unused capital loss carryforward of $3,406,927, which is available for offset against future taxable net capital gains. This loss carryforward expires as follows:

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2006 – continued

NOTE 9.	CAPITAL LOSS CARRYFORWARD - continued

All of the capital loss carryforwards expiring in 2011 and 2012, and $53,054 of the capital loss carryforwards expiring in 2013 are attributable to loss carryforwards available to the Corbin Fund prior to the acquisition.

To the extent these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 10.	SUBSEQUENT EVENT

On November 2, 2006 Huntington Bancshares, Inc. (“Huntington”), announced it has signed a definitive agreement to purchase Unified Fund Services, Inc., and Unified Financial Securities, Inc. (collectively “Unified”).  Unified Fund Services, Inc. is the fund accountant, fund administrator and transfer agent for the Funds. Unified Financial Securities, Inc. is the principal underwriter to the Funds. Huntington serves as the Funds’ custodian. Unified will operate as a wholly owned subsidiary of Huntington.  The all cash transaction is scheduled to close at the end of 2006.

To The Shareholders and

Board of Trustees

Dreman Contrarian Funds

(Unified Series Trust)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dreman Contrarian Funds (the “Funds”), comprising Dreman Contrarian Large Cap Fund, Dreman Contrarian Mid Cap Fund and Dreman Contrarian Small Cap Fund, each a series of the Unified Series Trust, as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods ended October 31, 2006. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the Funds constituting Dreman Contrarian Funds, as of October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three periods ended October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

December 15, 2006

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Date of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Interested Trustees and Principal Officers

Name, Address*, (Date of Birth), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Terrance P. Gallagher, JD, CPA (1958)**** Vice President, July 2006 to present; Chief Financial Officer and Treasurer, August 2006 to present

Senior Vice President, Director of Compliance of Unified Fund Services, Inc., the Trust's administrator, since November, 2004; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December 1998 to October 2004;  Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds from February 1987 to November 1998.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (1975) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of 34 series.

*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the distributor of certain series in the Trust.

**** Effective as of July 12, 2006, the Board appointed Mr. Gallagher as Vice President of the Trust. Effective as of August 8, 2006, the Board appointed Mr. Gallagher as Chief Financial Officer and Treasurer of the Trust to fill the vacancy created by the resignation of the previous Chief Financial Officer and Treasurer.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes information about the trustees and is available, without charge, upon request. You may call toll-free (800) 247-1014 to request a copy of the SAI or to make shareholder inquiries.

MANAGEMENT AGREEMENT APPROVAL

(UNAUDITED)

Renewals of the management agreements between the Advisor and the Trust (the “Agreements”), on behalf of the Large Cap Value Fund, the Mid Cap Value Fund and the Small Cap Value Fund, were approved by the Board, including each Trustee who is not an interested person of the Trust or an interested party to the Agreement (the “Independent Trustees”), at a meeting held on August 13, 2005. The Board reviewed and discussed reports comparing the performance and expenses of each Fund to the performance, total operating expenses and advisory fees of other funds with similar objectives and asset levels (the “peer group”). The Board then reviewed the materials provided by the Advisor in advance of the meeting, which included, among other items, a description of the Advisor’s services to the Funds and other clients, a representation that there have been no changes in the Advisor’s corporate structure or business activities or personnel that would impact services provided to the Funds, a description of the compensation received by the Advisor from each Fund and a discussion that the Advisor’s management agreements with the Funds are not profitable because the Advisor is reimbursing expenses of the Funds. The Board also reviewed current financial statements for the Advisor and the Advisor’s Form ADV Part II, which discusses the Advisor’s policies and procedures regarding best execution, trade allocation, soft dollar arrangements, Code of Ethics and insider trading. The Advisor also represented to the Board that it has in place a compliance program, including a Code of Ethics, reasonably designed to prevent violations of the federal securities laws, and that the Advisor is not involved in any legal or securities enforcement proceedings.

The Board contacted the Chief Compliance Officer (“CCO”), an Analyst and former Portfolio Manager (“Analyst”) and the Chief Operating Officer/ Chief Financial Officer (“COO/CFO”) via teleconference. The Board advised the group from the Advisor that it wanted to discuss the advisory firm’s profitability, and the performance of each Fund. At the Trustees’ request, the COO/CFO discussed the changes in management team, indicating that while the operations management personnel may have changed, there have been no changes in the strategy of the firm. Business continues to be good and they are looking at ways to market the Funds once the three-year anniversary is passed. The Advisor’s sales and marketing groups are working on strategies. With the continued strong performance of the Small Cap Value Fund, the firm has begun to receive inquiries about the Funds. The Board asked the group to discuss the performance of the Funds. The Analyst stated that the Large Cap Value Fund has had a very difficult year, but that the firm looks to a longer investment cycle (3-5 years). When asked by the Board, the Analyst discussed that while the market has not yet recognized the potential of the companies the Fund has invested in, they continue to meet their internal expectations and they are optimistic about the energy and health care sectors. He noted that the performance of each of the Mid-Cap Value Fund and Small Cap Value Fund has been very good and they are in the top quarter of their peer group for the last 12 months.

In considering the Management Agreement on behalf of the Funds, the Trustees primarily considered that: (1) the Trustees are familiar with the Advisor and the quality of its portfolio management services; (2) the Mid-Cap Value Fund and Small Cap Value Fund have had above average performance as compared to funds included in its Morningstar category; as Morningstar has ranked the Mid-Cap Value Fund in the top 23rd percentile of its category for the 12 months ended June 30, 2006 and has ranked the Small-Cap Value Fund in the top 4th percentile for the same period; (3) while the Large Cap Value Fund has had below average performance ranking 58th percentile of its category for the 12 months ended June 30, 2006, the Fund is looking for long-term performance and the Board will continue to monitor the performance of the Fund; (4) the Adviser has agreed to continue capping the Small Cap Value Fund’s total operating expenses at 1.50%, the Mid Cap Value Fund’s total operating expenses at 1.40% and the Large Cap Value Fund’s total operating expenses at 1.30% and intends to lower the cap if the Funds’ net assets continue to grow; (5) although the Funds’ management fees and expense ratio’s are slightly higher than the average for their respective peer group the performance returns justify the higher fees and (6) due to the expense cap in place the Advisor has not yet achieved profitability for the management of the Funds. The Trustees also considered that the Adviser may enter into soft dollar arrangements pursuant to which the Advisor directs Fund brokerage to broker-dealers in exchange for research services provided to the advisor which may benefit the Fund. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Management Agreement is in the best interests of the applicable Fund and its shareholders.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by (1) calling the Funds at (800) 247-1014 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Gary E. Hippenstiel

Stephen A. Little

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

Terrance P. Gallagher, Vice President and Chief Financial Officer and Treasurer

Heather A. Barnes, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Dreman Value Management, LLC

520 East Cooper Avenue

Suite 230-4

Aspen, CO 81611

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Annual Report

October 31, 2006

Fund Adviser:

GLOBALT, Inc.

3060 Peachtree Road, N.W.

One Buckhead Plaza, Suite 225

Atlanta, GA 30305

Toll Free 1-877-289-4769

Management’s Discussion & Analysis

The GLOBALT Growth Fund had a disappointing year, posting a +2.69% return (net of all expenses) for the fiscal year ended October 31, 2006. This was a very challenging period, particularly for growth managers, as index returns were driven by value sectors of the market continuing their six year run of outperforming growth stocks.

The GLOBALT Growth Fund’s focus on the highest growth sectors of the market led to the bulk of the performance shortfall, as high growth, high P/E stocks were the worst place to be invested during the year. Specifically, the highest growth sectors of healthcare-biotech, healthcare services and medical technology, where the Fund tends to be concentrated, were among the worst performers in the market as investors chose to shun volatility and buy downtrodden, cheap, high dividend yielding pharmaceutical companies instead.

Earlier in the year, rising energy and commodity prices fueled investor concerns that the Federal Reserve would be forced to continue its rate hike campaign in order to overcome inflationary pressures. This, combined with fear that the housing boom would morph into a housing bust, kept investors on edge.

The ideal environment for growth stocks is one where investors are optimistic about the future and are willing to believe that the higher prices paid for growth stocks will be rewarded with higher earnings growth. This year, however, the addition to the mix of the ongoing Iraq war, growing political tensions around the world, and the environment, for most of the year caused investors to be anything but optimistic.

Year Ended 10/31/06
GLOBALT Growth Fund	2.69%
Russell 1000 Growth Index	10.84%
S&P 500 Index	16.34%

The GLOBALT Growth Fund underperformed its benchmark, the Russell 1000 Growth Index, by 815 basis points. The key to underperformance was the Fund’s focus on higher growth rate, higher valuation (P/E) companies in a value driven market. Additionally, several disappointments within the healthcare sector exacerbated the shortfall versus the benchmark.

In the short-term the Fed has provided a real boon to stocks by halting its rate hike campaign. Although couched as a pause, weaker economic data will likely convince the Fed to stop rate hikes completely as has been the historical norm. Ironically, a weaker housing market is helping, not hurting, stocks. While housing strength helped consumers maintain spending levels, hefty housing prices greatly concerned new Fed Chief, Ben Bernanke. Thus, a cooler housing market means a cooler economy, with lower inflation keeping the Fed on the sidelines. Beginning in 2007, some market strategists anticipate rate cuts which could further fuel the equity market.

Longer-term factors argue for stocks as well. Companies continue to demonstrate excellent financial health and to produce extraordinarily high profits. The rising trends of companies going private, stock buybacks, and a limited IPO market are rapidly taking supply out of the market. Valuation remains moderate and, in fact, the P/E ratio on the S&P 500 Index shown in the chart below is actually lower now than it was last year. Larger and midcap growth stocks are especially cheap currently in comparison to value stocks, as value stocks have relatively outperformed growth stocks almost to the levels last reached by growth stocks during the late 90’s technology bubble.

Despite the Fund’s setback in 2006, we remain absolutely true to our mandate as growth managers. The market has been very difficult for our style and particularly for our stock universes. We believe that selling now could very well be selling at the bottom just as the winds of change are shifting. While drifting from our growth mandate would have helped recent returns, we believe this approach to be a disastrous strategy for the longer-term. This perspective is not simply wishful thinking on the part of a manager going through a rough patch. Our proprietary asset allocation model currently signals very good timeliness and momentum for large and mid cap growth. Further, we believe that the traditional growth sectors of technology, healthcare, and consumer discretionary will lift our portfolio’s performance as the turn in the cycle gains momentum. Emphasizing mega-cap growth should also boost returns as the valuation gap between large and small narrows to normal levels.

We thank you for your support and the privilege of managing investments on your behalf.

Past performance is no assurance of future results. The views expressed are those of the investment adviser as of October 31, 2006 and are not intended as a forecast or investment recommendations. The Russell 1000 Growth Stock Index and the S&P 500 Index are not available for investment; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-289-4769.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The S&P 500 Index and Russell 1000 Growth Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these Indices, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $25,000 made on December 1, 1995 (commencement of Fund operations) and held through October 31, 2006. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the GLOBALT Growth Fund, and to obtain performance data current to the most recent month end, please call 1-877-289-4769. Investing in the Fund involves certain risks that are discussed in the Fund’ s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member NASD.

FUND HOLDINGS

1As a percent of the net assets

The Fund invests primarily in common stocks of larger capitalization U.S. companies (those with market capitalizations of $3 billion or more).

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

GLOBALT Growth Fund	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 – October 31, 2006
Actual	$1,000.00	$947.62	$5.75
Hypothetical**	$1,000.00	$1,019.30	$5.96

* Expenses are equal to the Fund’s annualized expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

**Assumes a 5% return before expenses.

GLOBALT Growth Fund
Schedule of Investments
October 31, 2006

Common Stocks - 99.87%	Shares	Value

Aircraft Engines & Engine Parts - 2.68%
United Technologies Corp.	2,600	$ 170,872

Beverages - 2.66%
Pepsico, Inc.	1,200	76,128
The Coca-Cola Co.	2,000	93,440
		169,568

Biological Products, (No Diagnostic Substances) - 1.91%
Genzyme Corp. (a)	1,800	121,518

Cogeneration Services & Small Power Producers - 1.55%
AES Corp. (a)	4,500	98,955

Computer & Office Equipment - 3.63%
Hewlett-Packard Co.	3,100	120,094
International Business Machines Corp.	1,200	110,796
		230,890

Computer Storage Devices - 0.99%
Seagate Technology	2,800	63,224

Construction Machinery & Equipment - 1.24%
Caterpillar, Inc.	1,300	78,923

Converted Paper & Paperboard Products (No Containers/Boxes) - 1.36%
Kimberly-Clark Corp.	1,300	86,476

Crude Petroleum & Natural Gas - 1.78%
Devon Energy Corp.	1,700	113,628

Drawing & Insulating of Nonferrous Wire - 1.41%
Corning, Inc. (a)	4,400	89,892

Drilling Oil & Gas Wells - 1.20%
Diamond Offshore Drilling, Inc.	1,100	76,153
*See the accompanying notes which are an integral part of these financial statements.

GLOBALT Growth Fund
Schedule of Investments - continued
October 31, 2006

Common Stocks - 99.87% - continued	Shares	Value

Electronic & Other Electrical Equipment (No Computer Equipment) - 3.31%
General Electric Co.	6,000	$ 210,660

Farm Machinery & Equipment - 1.20%
Deere & Co.	900	76,617

Fire, Marine & Casualty Insurance - 2.67%
Allstate Corp.	800	49,088
American International Group, Inc.	1,800	120,906
		169,994

Gold and Silver Ores - 1.21%
Newmont Mining Corp.	1,700	76,959

Grain Mill Products - 1.03%
Kellogg Co.	1,300	65,403

Hotels & Motels - 1.84%
Marriott International, Inc. - Class A	2,800	116,956

Industrial Inorganic Chemicals - 2.30%
Air Products & Chemicals, Inc.	2,100	146,307

Investment Advice - 1.16%
Nuveen Investments, Inc. - Class A	1,500	73,950

Miscellaneous Business Credit Institution - 0.10%
PHH Corp. (a)	240	6,624

Miscellaneous Chemical Products - 1.36%
Smith International, Inc.	2,200	86,856

Miscellaneous Products of Petroleum & Coal - 1.05%
Headwaters, Inc. (a)	2,700	66,825

*See the accompanying notes which are an integral part of these financial statements.

GLOBALT Growth Fund
Schedule of Investments - continued
October 31, 2006

Common Stocks - 99.87% - continued	Shares	Value

National Commercial Banks - 3.59%
Citigroup, Inc.	1,900	$ 95,304
Wachovia Corp.	2,400	133,200
		228,504

Paper Mills - 0.04%
Neenah Paper, Inc.	60	2,210

Pharmaceutical Preparations - 6.23%
Genentech, Inc. (a)	1,800	149,940
Merck & Co, Inc.	2,400	109,008
Wyeth	2,700	137,781
		396,729

Radio & TV Broadcasting & Communications Equipment - 2.11%
QUALCOMM, Inc.	3,700	134,643

Retail - Drug Stores and Proprietary Stores - 4.33%
Caremark RX, Inc.	2,000	98,460
CVS Corp.	3,600	112,968
Medco Health Solutions, Inc. (a)	1,200	64,200
		275,628

Retail - Family Clothing Store - 1.26%
Urban Outfitters, Inc. (a)	4,600	80,500

Retail - Grocery Stores - 2.21%
Whole Foods Market, Inc.	2,200	140,448

Retail - Lumber & Other Building Materials Dealers - 1.00%
Home Depot, Inc.	1,700	63,461

Retail - Miscellaneous Shopping Goods Stores - 2.02%
Staples, Inc.	5,000	128,950

Retail - Radio, TV & Consumer Electronic Stores - 1.31%
Circuit City Stores, Inc.	3,100	83,638

Retail - Variety Stores - 1.70%
Wal-Mart Stores, Inc.	2,200	108,416

*See the accompanying notes which are an integral part of these financial statements.

GLOBALT Growth Fund
Schedule of Investments - continued
October 31, 2006

Common Stocks - 99.87% - continued	Shares	Value

Rubber & Plastics Footwear - 1.30%
Nike, Inc. - Class B	900	$ 82,692

Security Brokers, Dealers & Flotation Companies - 3.92%
Charles Schwab Corp.	7,000	127,540
Merrill Lynch & Co, Inc.	1,400	122,388
		249,928

Semiconductors & Related Devices - 4.95%
Broadcom Corp. - Class A (a)	3,100	93,837
Freescale Semiconductor, Inc. - Class A (a)	2,000	78,660
Intergrated Device Technology, Inc. (a)	5,500	87,175
National Semiconductor Corp.	2,300	55,867
		315,539

Services - Advertising Agencies -1.91%
Omnicom Group	1,200	121,740

Services - Computer Intergrated Systems Design - 1.18%
Sonus Networks, Inc. (a)	14,400	75,312

Services - Computer Programming Services - 1.65%
Cognizant Technology Solutions Corp. - Class A (a)	1,400	105,392

Services - Computer Programming, Data Processing, Etc. - 2.99%
Google, Inc. - Class A (a)	400	190,556

Services - Engineering, Accounting, Research, Management - 1.24%
Paychex, Inc.	2,000	78,960

Services - General Medical & Surgical Hospitals - 0.92%
Community Health Systems, Inc. (a)	1,800	58,410

Services - Prepackaged Software - 3.99%
Activision, Inc. (a)	6,500	100,230
Adobe Systems, Inc. (a)	2,100	80,325
Oracle Corp. (a)	4,000	73,880
		254,435

*See the accompanying notes which are an integral part of these financial statements.

GLOBALT Growth Fund
Schedule of Investments - continued
October 31, 2006

Common Stocks - 99.87% - continued	Shares	Value

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 1.49%
Procter & Gamble Co.	1,500	$ 95,085

Surgical & Medical Instruments & Apparatus - 5.22%
3M Co.	1,200	94,608
Advanced Medical Optics, Inc. (a)	2,400	98,040
Baxter International, Inc.	1,600	73,552
Conor Medsystems, Inc. (a)	2,700	66,312
		332,512

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 3.04%
Allscripts Healthcare Solutions, Inc. (a)	5,000	117,950
Amerisourcebergen Corp.	1,600	75,520
		193,470

Wholesale - Durable Goods - 2.63%
W.W. Grainger, Inc.	2,300	167,394

TOTAL COMMON STOCKS (Cost $5,870,216)		6,361,802

Money Market Securities - 0.18%
Huntington Money Market Fund - Investment Shares, 4.15% (b)	11,625	11,625

TOTAL MONEY MARKET SECURITIES (Cost $11,625)		11,625

TOTAL INVESTMENTS (Cost $5,881,841) - 100.05%		$ 6,373,427

Liabilities in excess of other assets - (0.05)%		(3,146)

TOTAL NET ASSETS - 100.00%		$ 6,370,281

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at October 31, 2006.

*See the accompanying notes which are an integral part of these financial statements.

GLOBALT Growth Fund
Statement of Assets and Liabilities
October 31, 2006

Assets
Investments in securities, at value (cost $5,881,841)	$ 6,373,427
Interest receivable	179
Dividends receivable	2,617
Receivable for fund shares sold	821
Total assets	6,377,044

Liabilities
Accrued advisory fees	6,426
Trustees fees payable	337
Total liabilities	6,763

Net Assets	$ 6,370,281

Net Assets consist of:
Paid in capital	$ 8,485,700
Accumulated net realized (loss) from investment transactions	(2,607,005)
Net unrealized appreciation on investments	491,586

Net Assets	$ 6,370,281

Shares outstanding (unlimited number of shares authorized)	463,155

Net asset value, offering and redemption price per share	$ 13.75

*See the accompanying notes which are an integral part of these financial statements.

GLOBALT Growth Fund
Statement of Operations
Fiscal Year Ended October 31, 2006

Investment Income:
Dividend income	$ 66,098
Interest income	4,228
Total Investment Income	70,326

Expenses:
Investment advisor fees (a)	81,897
Trustee expense	3,554
Total Expenses	85,451
Fees waived by advisor (a)	(3,554)
Net operating expenses	81,897
Net Investment (Loss)	(11,571)

Realized & Unrealized Gain (Loss)
Net realized gain on investment securities	348,710
Change in unrealized appreciation (depreciation)
on investment securities	(131,142)
Net realized and unrealized gain on investment securities	217,568
Net increase in net assets resulting from operations	$ 205,997

(a) See Note 3 in the Notes to the Financial Statements.

*See the accompanying notes which are an integral part of these financial statements.

GLOBALT Growth Fund
Statements of Changes In Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2006	October 31, 2005
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (11,571)	$ 5,449
Net realized gain on investment securities	348,710	958,025
Change in unrealized appreciation (depreciation)	(131,142)	(214,412)
Net increase in net assets resulting from operations	205,997	749,062

Distributions:
From net investment income	(5,449)	-
Total distributions	(5,449)	-

Capital Share Transactions:
Proceeds from shares sold	583,311	731,165
Reinvestment of distributions	5,420	-
Amount paid for repurchase of shares	(1,717,922)	(2,404,654)
Net (decrease) from share transactions	(1,129,191)	(1,673,489)
Total (Decrease) in Net Assets	(928,643)	(924,427)

Net Assets
Beginning of year	7,298,924	8,223,351

End of year	$ 6,370,281	$ 7,298,924

Accumulated undistributed net investment income	$ -	$ 5,449

Capital Share Transactions:
Shares sold	42,231	55,210
Shares issued in reinvestment of distributions	385	-
Shares repurchased	(124,237)	(181,049)

Net (decrease) from capital share transactions	(81,621)	(125,839)

*See the accompanying notes which are an integral part of these financial statements.

GLOBALT Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	For the Years Ended October 31,

	2006	2005	2004	2003		2002

Selected Per Share Data
Net asset value, beginning of year	$13.40	$12.26	$11.69	$9.52		$12.17
Income from investment operations
Net investment income (loss)	(0.03)	0.01	(0.05)	(0.05)	(a)	(0.06)	(a)
Net realized and unrealized gain (loss)	0.39	1.13	0.62	2.30		(2.59)
Total from investment operations	0.36	1.14	0.57	2.25		(2.65)
Less Distributions to Shareholders:
From net investment income	(0.01)	-	-	-		-
From net realized gain	-	-	-	(0.08)		-
Total distributions	(0.01)	-	-	(0.08)		-

Net asset value, end of year	$13.75	$13.40	$12.26	$11.69		$9.52

Total return (b)	2.69%	9.30%	4.88%	23.68%		-21.77%

Ratios and Supplemental Data
Net assets, end of year (000)	$6,370	$7,299	$8,223	$8,709		$7,817
Ratio of expenses to average net assets	1.17%	1.17%	1.17%	1.17%		1.17%
Ratio of expenses to average net assets
before waiver & reimbursement	1.22%	1.23%	1.19%	1.20%		1.20%
Ratio of net income (loss) to average
net assets	(0.17)%	0.07%	(0.36)%	(0.42)%		(0.49)%
Ratio of net income (loss) to average
net assets before waiver & reimbursement	(0.22)%	0.01%	(0.38)%	(0.45)%		(0.51)%
Portfolio Turnover Rate	159.89%	123.84%	144.34%	123.97%		180.19%

(a) Net investment income/(loss) per share was based on average shares outstanding throughout the year.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

*See the accompanying notes which are an integral part of these financial statements.

GLOBALT Growth Fund

Notes to the Financial Statements

October 31, 2006

NOTE 1.	ORGANIZATION

GLOBALT Growth Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 18, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). On January 3, 2003, the Fund acquired all of the assets and liabilities of the GLOBALT Growth Fund, a series of the AmeriPrime Funds (the “Predecessor Fund”) in a tax-free reorganization. The Predecessor Fund commenced operations on December 1, 1995. The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment objective is to provide long-term growth of capital. The Fund’s adviser is GLOBALT, Inc. (“Adviser”).

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by, and subject to review of, the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative

GLOBALT Growth Fund

Notes to the Financial Statements

October 31, 2006 – continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES - continued

security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Federal Income Taxes - The Fund makes no provision for federal income tax. The Fund intends to continue to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Distributions to Shareholders - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Fund. As of October 31, 2006, net investment loss of $11,571 was reclassified to paid in capital.

Accounting for Uncertainty in Income Taxes- In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser of the Fund, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments subject to approval of the Board and pays all expenses of the Fund except brokerage costs, taxes, borrowing costs (such as (a) interest and (b) dividend expenses of securities sold short), fees and expenses of the non-interested person Trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.17% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Adviser pays the Fund’s expenses, except those specified above. For the fiscal year ended October 31, 2006, the Adviser earned a fee of $81,897 from the Fund before waiving a portion of those fees, as described below.

GLOBALT Growth Fund

Notes to the Financial Statements

October 31, 2006 – continued

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Adviser has contractually agreed through February 28, 2007 to waive all or a portion of its management fees and/or reimburse the Fund for certain fees and expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses, excluding brokerage costs, borrowing costs (such as interest and dividends on securities sold short), taxes and extraordinary expenses, at 1.17% of average daily net assets. For the fiscal year ended October 31, 2006, the Advisor waived management fees of $3,554. As of October 31, 2006 the Fund owed $6,426 to the Adviser for advisory services.

The Trust retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund’s business affairs and provide the Fund with administrative services, fund accounting and transfer agency services, including all regulatory reporting and necessary office equipment and personnel. The Advisor paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the Agreement. A Trustee and certain officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc. (the parent of Unified).

The Fund retains Unified Financial Securities, Inc. (the “Distributor”), to act as the principal distributor of the Fund’s shares. There were no payments made by the Fund to the Distributor during the fiscal year ended October 31, 2006. A Trustee and an officer of the Trust have an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor). As a result, those persons may be deemed to be affiliates of the Distributor.

NOTE 4.	INVESTMENT TRANSACTIONS

For the fiscal year ended October 31, 2006, purchases and sales of investment securities, other than short-term investments, were as follows:

As of October 31, 2006, the net unrealized appreciation of investments for tax purposes was as follows:

At October 31, 2006, the aggregate cost of securities for federal income tax purposes was $5,901,748.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial

GLOBALT Growth Fund

Notes to the Financial Statements

October 31, 2006 – continued

NOTE 5.	ESTIMATES – continued

statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.	BENEFICIAL OWNERS

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2006, National Financial Services Corporation, for the benefit of others, owned 33.54% of the Fund and thus may be deemed to control the Fund.

NOTE 7.	CAPITAL LOSS CARRYFORWARD

At October 31, 2006, the Fund had available for federal tax purposes an unused capital loss carryforward of $2,587,115, which is available for offset against future taxable net capital gains. This loss carryforward expires as follows:

To the extent these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 8.	DISTRIBUTIONS TO SHAREHOLDERS

On December 28, 2005, the Fund paid an income distribution of $0.010077 per share to shareholders of record on December 27, 2005.

The tax character of distributions paid during the fiscal years ended October 31, 2006 and 2005 was as follows:

As of October 31, 2006, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

GLOBALT Growth Fund

Notes to the Financial Statements

October 31, 2006 – continued

NOTE 8.	DISTRIBUTIONS TO SHAREHOLDERS - continued

As of October 31, 2006, the difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales in the amount of $19,907.

NOTE 9.	SUBSEQUENT EVENT

On November 2, 2006 Huntington Bancshares, Inc. (“Huntington”), announced it has signed a definitive agreement to purchase Unified Fund Services, Inc., and Unified Financial Securities, Inc. (collectively “Unified”).  Unified Fund Services, Inc. is the fund accountant, fund administrator and transfer agent for the Fund.  Unified Financial Securities, Inc. is the principal underwriter to the Fund.  Huntington serves as the Fund’s custodian. Unified will operate as a wholly owned subsidiary of Huntington.  The transaction is scheduled to close at the end of 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of

GLOBALT Growth Fund

(a series of Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of GLOBALT Growth Fund, (the”Fund”), a series of the Unified Series Trust, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to October 31, 2004 were audited by another independent accounting firm which expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GLOBALT Growth Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

December 15, 2006

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Date of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Interested Trustees and Principal Officers

Name, Address*, (Date of Birth), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Terrance P. Gallagher, JD, CPA (1958)**** Vice President, July 2006 to present; Chief Financial Officer and Treasurer, August 2006 to present

Senior Vice President, Director of Compliance of Unified Fund Services, Inc., the Trust's administrator, since November, 2004; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December 1998 to October 2004;  Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds from February 1987 to November 1998.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (1975) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of 34 series.

*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the distributor of certain series in the Trust.

**** Effective as of July 12, 2006, the Board appointed Mr. Gallagher as Vice President of the Trust. Effective as of August 8, 2006, the Board appointed Mr. Gallagher as Chief Financial Officer and Treasurer of the Trust to fill the vacancy created by the resignation of the previous Chief Financial Officer and Treasurer.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (877) 289-4769 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (877) 289-4769 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Gary E. Hippenstiel

Stephen A. Little

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

Terrance P. Gallagher, Vice President and Chief Financial Officer and Treasurer

Heather Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

GLOBALT, Inc.

3060 Peachtree Road, N.W.

One Buckhead Plaza, Suite 225

Atlanta, GA 30305

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, Ohio 44145

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, Missouri 63101

CUSTODIAN

Huntington National Bank

41 South High St.

Columbus, Ohio 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Annual Report

October 31, 2006

Fund Advisor:

Spectrum Advisory Services Inc.

1050 Crown Point Parkway, Suite 750

Atlanta, GA 30338

(800) 788-6086

www.marathonvalue.com

October 31, 2006

Dear Shareholder:

There is little question that, in a world increasingly chaotic, the stock market provided many people with a comforting sense of order in the past year. But one of the great mathematicians of our time, Bernard Mandelbrot, has demonstrated that the patterns of chaos can also apply to the stock market. Because breakdowns are more likely to occur after periods of strong stable markets, the Fund is managed with a great deal of diversification and a cushion of relatively steady investments. Over the long term, proper investments in equities build wealth; however, to enjoy the long term one must not get pushed out by the inevitable bumps in the road.

A recent Morningstar study compared the returns that individual investors achieved in mutual funds to the total performance of the funds over a ten-year period. It found that the results of many funds, especially the more volatile ones, were not shared by all the individual investors. More money was invested after some good results were already achieved, and then left the funds after a market downturn.

I am proud that our Fund is managed in such a way that, so far, our returns more closely parallel those of our shareholders. Since we tend to underperform slightly in the stock market’s best years, we are unlikely to attract the “hot money” that such years produce. Likewise, I hope our shareholders continue to stay with us, as they have in the past, when the stock market has its inevitable periods of dismal returns. As the Fund’s largest shareholder, I have no intention of selling shares. I will continue to focus less on making the last dollar during bouts of euphoria and more on that first dollar.

I look forward to reporting to you at midterm and appreciate your confidence in the Marathon Value Portfolio.

Very truly yours,

Marc Heilweil

MANAGEMENT DISCUSSION

Marathon Value Portfolio (“Marathon”) underperformed its S&P 500 benchmark over the twelve-month fiscal year ending October 31, 2006. For the twelve-month period ending October 31, 2006, Marathon’s total return was +11.01% versus the S&P 500’s total return of +16.34%. Despite failing for the first time to outperform our benchmark over the fiscal year, our longer-term record of success remains intact. See the discussion below regarding reasons for this underperformance. Since the Fund’s inception on March 28, 2000*, Marathon’s cumulative total return was +77.96% versus the S&P 500’s cumulative total return of +1.71%, for a total return differential of +76.25% for Marathon. In fact, starting on Marathon’s inception date, the S&P 500 would have only crossed back into positive territory on October 12, 2006, after more than six years with negative cumulative returns.

Marathon, with its long-term track record of strong risk-adjusted returns, was rated 5-stars overall by Morningstar, as of October 31, 2006. (A)

Performance Summary

	Calendar 2000*	Calendar 2001*	Calendar 2002*	Calendar 2003*	Calendar 2004*	Calendar 2005*	Calendar Year-to-Date 2006* (as of 10/31/06)	Since Inception* (as of 10/31/06)
Marathon Value Portfolio . . . . . . . . . S&P 500 Index. . . .	16.06% -11.67%	4.70% -11.89%	-11.00% -22.10%	26.20% 28.68%	14.03% 10.88%	6.20% 4.91%	7.69% 12.06%	77.96% 1.71%

Annualized Total Returns
For the Periods Ended October 31, 2006
	One Year Average	Three Year Average	Five Year Average	Since Inception
Marathon Value Portfolio . . . . . . . . . . . . . . . . . . . . S&P 500 Index . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11.01% 16.34%	11.73% 11.44%	9.13% 7.26%	9.14% 0.26%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.marathonvalue.com or by calling 1-800-788-6086. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.

* March 28, 2000 is the date Spectrum Advisory Services Inc. assumed management of Marathon. Returns for 2000 are from 03/28/00 through 12/31/00. Returns are not annualized, except where noted.

(A) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating™ for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating metrics. Marathon is rated 5-stars for Overall and 5 years, and 4-stars for 3 years, within the Large Blend Category.

The chart above assumes an initial investment of $10,000 made on March 28, 2000 (the date Spectrum Advisory Services, Inc. assumed management of the Fund) and held through October 31, 2006. The Fund’s return represents past performance and does not guarantee future results. The line graph and performance table shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

The Fund’s investment objectives, risk, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and can be obtained by calling 1-800-788-6086 or visiting www.marathonvalue.com. The prospectus should be read carefully before investing.

The S&P 500 Total Return Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. Individuals cannot invest directly in this index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

In general the twelve-month period was robust. Risk was generally underpriced in both the stock and bond markets. Our holdings of both cash and bonds did not serve us well this year, but our view was that being fully invested in a mature bull market will not serve us well in the long term. Internationally, Japan, which is by far our largest international sector, was among the poorest performing international markets. Venezuela, Shanghai and Indonesia were the top international markets and we did not have any holdings in them.

In keeping with the stock market’s focus on larger companies, many of our biggest contributors to performance this year are well known names. Leading the way was Office Depot (up +52.5% during the fiscal year) where visible progress was made in its position as a leading office supply retailer. A long time holding, Becton Dickinson (+38.0%), a health care supplier, was the second largest. Cisco Systems (+38.3%), Campbell Soup (+28.5%), and McDonalds (+32.7%) followed the top two. All of the top five companies, except Cisco Systems, replaced leaders in the last four years and made changes in their operations. In all these cases, we made the investment after the new leadership was evaluated and we already knew the underlying businesses as strong, but not optimally managed. Some lesser holdings such as Coca Cola (+9.2%), Equifax (+10.3%), and Florida East Coast Industries (+37.1%) have also made CEO changes for the better.

Capital gains avoidance was also part of this year’s strategy. At the present time, most of the Fund’s shareholders pay tax on distributions. In line with this strategy, we sold several of our poor performers for tax purposes. We did not, however, sell Saga Communications (-33.3%), a radio and TV broadcaster. Although there is no question that traditional broadcasters have been hurt by new forms of competition, we believe that the market has driven Saga well below the private market value of its stations. Also negative this year was Zebra Technologies (-13.7%), which nevertheless remains a sound and profitable investment for us.

Many of our new investments show promise. For example, we have more than doubled our investment in Avnet (+2.7%), a very large distributor of electronic parts, at very attractive prices. These purchases of Avnet were made near book value, even though it has been improving its returns on capital over the last several years. Another purchase this year, Four Seasons Hotels (+28.4%), received a buyout offer after the end of our fiscal year. We recently also brought Tyco International (+10.5%) into the portfolio after research revealed that the three separate companies into which it will divide should be more valuable than the price at which we purchased the whole. The company will create several public companies for its fire and security, electrical, and health care businesses.

Our expectation is that the coming year will see great volatility in the equity markets. A much larger percentage of shares are in the hands of hedge funds and exchange traded funds. These holders move shares around even more rapidly than other stockholders. The flow of money in and out of exchange traded funds is far more pronounced than that of ordinary open-ended mutual funds. We will have no intention of trying to mimic these actors, but believe that they will create opportunities for us in the coming year.

Past performance is no assurance of future results. The views expressed are those of the investment advisor as of October 31, 2006 and are not intended as a forecast or investment recommendations.

Fund Holdings - (unaudited)

1Based on net assets.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, such as the fee imposed on short-term redemptions; and (2) ongoing costs, consisting solely of management fees and trustee expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (May 1, 2006) and held for the entire period (through October 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Marathon Value Portfolio	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 - October 31, 2006
Actual	$1,000.00	$1,015.02	$6.35
Hypothetical (5% return before expenses)	$1,000.00	$1,018.91	$6.36

*Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Marathon Value Portfolio
Schedule of Investments
October 31, 2006

Common Stocks - 81.36%	Shares	Value

Aerospace-Defense - 0.37%
Northrop Grumman Corp.	1,400	$ 92,946

Air Transportation, Scheduled - 0.22%
ExpressJet Holdings, Inc. (a)	7,000	55,580

Automobiles, Parts & Equipment - 1.09%
Toyota Motor Corp. (b)	2,300	271,400

Banking - 3.00%
Mitsubishi UFJ Financial Group, Inc. (a) (b)	22,500	286,875
Popular, Inc.	13,230	240,654
U.S. Bancorp	6,530	220,975
		748,504

Broadcasting & Cable - 1.41%
Liberty Global, Inc. - Class A (a)	3,573	93,755
Liberty Media Capital - Class A (a)	1,558	138,755
Saga Communications, Inc. (a)	14,300	120,120
		352,630

Computer Communications Equipment - 1.60%
Cisco Systems, Inc. (a)	16,500	398,145

Construction Materials - 0.98%
Vulcan Materials Co.	3,000	244,440

Diversified Financial Services - 1.83%
Western Union Co. (a)	4,500	99,225
Moody's Corp.	5,400	358,020
		457,245

Electric Components & Equipment - 2.33%
SECOM Co., Ltd. (b)	2,800	279,630
Zebra Technologies Corp. - Class A (a)	8,075	300,955
		580,585

Electric Utilities - 1.49%
Korea Electric Power Corp. (b)	9,000	178,020
Northwestern Corp.	5,500	194,590
		372,610

Energy - 1.10%
Sasol Ltd. (b)	8,000	273,680

Food Distributors - 0.28%
Farmer Brothers Co.	3,100	69,936

General Merchandise Stores - 1.35%
Costco Wholesale Corp.	6,300	336,294

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
October 31, 2006

Common Stocks - 81.36% - continued	Shares	Value

Healthcare Distribution & Services - 5.08%
Cardinal Health, Inc.	7,500	$ 490,875
IMS Health, Inc.	10,627	295,962
Pharmaceutical Product Development, Inc.	15,200	481,080
		1,267,917

Healthcare Equipment - 3.70%
Becton, Dickinson & Co.	5,500	385,165
Dionex Corp. (a)	4,200	228,480
Medtronic, Inc.	3,500	170,380
St. Jude Medical, Inc. (a)	4,000	137,400
		921,425

Hotels & Motels - 0.75%
Four Seasons Hotels, Inc.	2,900	186,006

Household Furniture - 0.65%
Natuzzi S.P.A. (a) (b)	22,900	161,216

Household Products - 3.17%
Colgate-Palmolive Co.	2,500	159,925
Kimberly-Clark Corp.	6,800	452,336
Procter & Gamble Co.	2,827	179,204
		791,465

Industrial Conglomerates - 6.18%
3M Co.	4,100	323,244
Eaton Corp.	2,800	202,804
General Electric Co.	12,500	438,875
Leggett & Platt, Inc.	7,700	179,795
Tyco International, Ltd.	13,500	397,305
		1,542,023

Industrial Machinery - 2.00%
Illinois Tool Works, Inc.	7,200	345,096
Lincoln Electric Holdings, Inc.	2,500	153,725
		498,821

Insurance - 2.59%
Aegon N.V. (b)	20,000	367,400
Aon Corp.	8,000	278,320
		645,720

Integrated Oil & Gas - 1.31%
ConocoPhillips	5,400	325,296

Marine & Rail Transport - 0.48%
Florida East Coast Industries, Inc.	2,000	119,500

Oil & Gas Equipment & Services - 2.25%
BJ Services Co.	8,100	244,296
Noble Corporation	4,500	315,450
		559,746

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
October 31, 2006

Common Stocks - 81.36% - continued	Shares	Value

Packaged Foods - 1.80%
Campbell Soup Co.	12,000	$ 448,560

Paper/Forest Products - 1.29%
Plum Creek Timber Co., Inc. (h)	8,970	322,382

Perfumes, Cosmetics & Other Toilet Preparations - 1.05%
Elizabeth Arden, Inc. (a)	15,000	261,600

Pharmaceutical - 2.15%
Abbott Laboratories, Inc.	7,000	332,570
Arena Pharmaceuticals, Inc. (a)	8,500	129,625
Bristol-Myers Squibb Co.	3,000	74,250
		536,445

Property & Casualty Insurance - 4.27%
Alleghany Corp. (a)	1,040	317,980
Berkshire Hathaway, Inc. - Class B (a)	130	456,950
Millea Holdings, Inc. (b)	7,750	289,695
		1,064,625

Publishing, Printing & Media - 1.28%
Gannett Co., Inc.	1,200	70,968
John Wiley & Sons, Inc. - Class A	7,000	247,100
		318,068

Real Estate - 4.80%
Alexander's, Inc. (a) (h)	500	182,375
Avatar Holdings, Inc. (a)	5,400	351,054
Crescent Real Estate Equities Co. (h)	9,900	215,820
EastGroup Properties, Inc. (h)	2,800	149,044
Reading International, Inc. - Class A (a)	19,100	152,800
The Mills Corp. (h)	8,000	146,160
		1,197,253

Restaurants - 1.41%
McDonald's Corp.	8,400	352,128

Semiconductors & Related Devices - 1.06%
Linear Technology Corp.	8,500	264,520

Services - Consumer Credit Reporting, Collection Agencies - 0.72%
Equifax, Inc.	4,700	178,741

Services - Data Processing - 2.54%
Automatic Data Processing, Inc.	6,700	331,248
First Data Corp.	4,500	109,125
Total System Services, Inc.	8,000	192,640
		633,013

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
October 31, 2006

Common Stocks - 81.36% - continued	Shares	Value

Services - Staffing - 1.42%
CDI Corp.	8,800	$ 208,032
Robert Half International, Inc.	4,000	146,200
		354,232

Soft Drinks - 0.86%
The Coca-Cola Co.	4,600	214,912

Specialty Chemicals - 3.49%
Cabot Corp.	6,000	237,300
PPG Industries, Inc.	4,100	280,440
Valspar Corp.	13,200	353,628
		871,368

Specialty Stores - 2.48%
Office Depot, Inc. (a)	9,200	386,308
Tiffany & Co.	6,500	232,180
		618,488

Systems Software & Computer Hardware - 3.49%
International Business Machines Corp.	6,200	572,446
Microsoft Corp.	10,400	298,584
		871,030

Telecommunications 0.10%
SK Telecom Co, Ltd. (b)	1,000	24,080

Transportation of Freight & Cargo - 0.52%
Forward Air Corp.	4,000	129,880

Wholesale - Electronic Parts & Equipment - 1.42%
Avnet, Inc. (a)	15,000	355,200

TOTAL COMMON STOCKS (Cost $14,239,114)		20,289,655

Trust Certificate - 0.00%

MPC Statutory Trust (a) (c)	1	18

TOTAL TRUST CERTIFICATE (Cost $0)		18

	Principal
Corporate Bonds - 9.83%	Amount

Allegiance Telecom, Inc. Senior Notes, 12.875%, 05/15/2008 (d)	$ 125,000	53,125
Continental Airlines, Inc., 7.420%, 4/01/2007	486	487
CWABS, Inc., 7.320%, 10/25/2032 (e) (f)	135,506	136,042
CWABS, Inc., 5.580%, 05/25/2034 (e) (f)	335,140	335,566
CWABS, Inc., 5.550%, 04/25/2034 (e) (f)	51,770	51,802
CWABS, Inc., 5.980%, 04/25/2032 (e) (f)	157,312	157,475
Dickinson Press, Inc., 5.410%, 08/01/2018 (f)	480,000	480,000
Dollar General Corp. Notes, 8.625%, 06/15/2010	150,000	160,688
IMPAC CMB Trust, 6.220%, 10/25/2033 (e) (f)	293,400	293,758
IMPAC CMB Trust, 5.740%, 09/25/2034 (e) (f)	468,877	469,595
Mississippi Chemical Corp. SR NT, 7.250%, 11/15/2017 (a) (d)	125,000	313
Residential Asset Mortgage Products, Inc., 5.420%, 04/25/2035 (e) (f)	99,334	99,407
Residential Asset Securities Corporation, 5.690%, 01/25/2033 (e) (f)	213,303	213,537

TOTAL CORPORATE BONDS (Cost $2,504,913)		2,451,795

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
October 31, 2006
	Principal
U.S. Treasury & Agency Obligations - 2.91%	Amount	Value

Federal Home Loan Mortgage Corp., 3.500%, 12/7/2009 (f)	$ 250,000	$ 249,215
Federal Home Loan Mortgage Corp., 4.625%, 8/11/2015 (f)	300,000	297,892
Federal Home Loan Mortgage Corp., 3.500%, 1/15/2023 (e)	180,904	178,597

TOTAL U.S. TREASURY & AGENCY OBLIGATIONS (Cost $730,753)		725,704

Repurchase Agreements - 6.05%

Huntington Bank, 5.20%, dated 10/31/2006, matures 11/01/2006, repurchase price $1,509,218	1,509,000	1,509,000
(Collateralized by FNMA, 5.80%, 06/01/2036, Market Value $1,565,719)

TOTAL REPURCHASE AGREEMENTS (Cost $1,509,000)		1,509,000

Money Market Securities - 0.01%
Huntington Money Market Fund, 4.40% (g)	696	696

TOTAL MONEY MARKET SECURITIES (Cost $696)		696

TOTAL INVESTMENTS (Cost $18,984,476) - 100.16%		$ 24,976,868

Liabilities in excess of other assets - (0.16)%		(39,386)

TOTAL NET ASSETS - 100.00%		$ 24,937,482

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Formed as part of the bankruptcy reorganization of Mississippi Chemical Corp.
(d) In default, issuer filed Chapter 11 bankruptcy.
(e) Collateralized mortgage obligation.
(f) Variable rate securities; the coupon rate shown represents the rate at October 31, 2006.
(g) Variable rate security; the rate shown represents the money market rate at October 31, 2006.
(h) Real Estate Investment Trust.

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statement of Assets and Liabilities
October 31, 2006

Assets
Investments in securities
At cost	$ 18,984,476
At market value	24,976,868

Interest receivable	22,265
Dividends receivable	14,390
Receivable for Fund shares sold	3,234
Total assets	25,016,757

Liabilities
Payable for investments purchased	52,980
Accrued advisory fees	25,938
Accrued trustee fees	357
Total liabilities	79,275

Net Assets	$ 24,937,482

Net Assets consist of:
Paid in capital	18,357,126
Accumulated undistributed net investment income	147,345
Accumulated net realized gain on investments	440,619
Net unrealized appreciation on investments	5,992,392

Net Assets	$ 24,937,482

Shares outstanding (unlimited number of shares authorized)	1,605,039

Net Asset Value
Offering and redemption price per share	$ 15.54

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statement of Operations
Fiscal year ended October 31, 2006

Investment Income
Dividend income (net of foreign taxes on dividends of $1,582)	$ 233,345
Interest income	231,113
Total Income	464,458

Expenses
Investment advisor fee	285,008
Trustee expenses	3,534
Total Expenses	288,542
Expenses waived by advisor *	(3,534)
Net operating expenses	285,008
Net Investment Income	179,450

Realized & Unrealized Gain
Net realized gain on investment securities	440,619
Change in unrealized appreciation (depreciation)
on investment securities	1,749,967
Net realized and unrealized gain on investment securities	2,190,586
Net increase in net assets resulting from operations	$ 2,370,036

* See Note 3 to the Financial Statements

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statements of Changes In Net Assets

	Year ended	Year ended
Increase in Net Assets due to:	October 31, 2006	October 31, 2005
Operations
Net investment income	$ 179,450	$ 141,412
Net realized gain on investment securities	440,619	485,016
Change in unrealized appreciation	1,749,967	1,144,885
Net increase in net assets resulting from operations	2,370,036	1,771,313
Distributions
From net investment income	(140,542)	(131,136)
From capital gain	(328,858)	-
Change in net assets from distributions	(469,400)	(131,136)
Capital Share Transactions
Proceeds from shares sold	3,644,810	2,648,664
Reinvestment of distributions	467,360	130,058
Amount paid for shares repurchased	(1,598,150)	(714,891)
Net increase in net assets resulting
from share transactions	2,514,020	2,063,831
Total Increase in Net Assets	4,414,656	3,704,008

Net Assets
Beginning of year	20,522,826	16,818,818

End of year	$ 24,937,482	$ 20,522,826

Accumulated undistributed net investment income	$ 147,345	$ 108,422

Capital Share Transactions
Shares sold	246,357	191,691
Shares issued in reinvestment of distributions	32,165	9,363
Shares repurchased	(107,835)	(52,014)

Net increase from capital share transactions	170,687	149,040

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Financial Highlights
(For one share outstanding during the period)	Year	Year	Year	Year		Year
	ended	ended	ended	ended		ended
	October	October	October	October		October
	31, 2006	31, 2005	31, 2004	31, 2003		31, 2002

Selected Per Share Data
Net asset value, beginning of period	$ 14.31	$ 13.09	$ 11.55	$ 9.65		$ 10.63
Income from investment operations
Net investment income	0.11	0.10	0.09	0.09	(a)	0.12	(a)
Net realized and unrealized gain (loss)	1.45	1.22	1.53	1.91		(0.98)
Total from investment operations	1.56	1.32	1.62	2.00		(0.86)
Less Distributions to shareholders:
From net investment income	(0.10)	(0.10)	(0.08)	(0.10)		(0.12)
From capital gains income	(0.23)
Total distributions	(0.33)	(0.10)	(0.08)	(0.10)		(0.12)

Net asset value, end of period	$ 15.54	$ 14.31	$ 13.09	$ 11.55		$ 9.65

Total Return (b)	11.01%	10.11%	14.12%	20.88%		-8.21%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 24,937	$ 20,523	$ 16,819	$ 13,445		$ 10,287
Ratio of expenses to average net assets
before waiver	1.27%	1.27%	1.26%	1.27%		1.28%
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.26%		1.28%
Ratio of net investment income to
average net assets before waiver	0.77%	0.73%	0.78%	0.86%		1.11%
Ratio of net investment income to
average net assets	0.79%	0.76%	0.79%	0.87%		1.11%
Portfolio turnover rate	29.03%	38.04%	28.21%	46.03%		44.44%

(a) Net investment income per share was based on average shares outstanding throughout the year.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio

Notes to the Financial Statements

October 31, 2006

NOTE 1. ORGANIZATION

Marathon Value Portfolio (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 18, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). On January 3, 2003, the Fund acquired all of the assets and liabilities of the Marathon Value Portfolio, a series of the AmeriPrime Funds (the “Predecessor Fund”) in a tax-free reorganization. The Predecessor Fund commenced operations on March 12, 1998. The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment objective is to provide long-term capital appreciation. Effective March 28, 2000, the Fund’s advisor is Spectrum Advisory Services, Inc. (“Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Marathon Value Portfolio

Notes to the Financial Statements

October 31, 2006 – continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended October 31, 2006, there were no such re-classifications.

Accounting for Uncertainty in Income Taxes- In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to approval of the Board and pays all expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees, extraordinary expenses. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Advisor pays the Fund’s expenses, except those specified above. For the fiscal year ended October 31, 2006, the Advisor earned a fee of $285,008 from the Fund. The Advisor has contractually agreed to waive and/or reimburse the Fund for certain fees and expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses, except brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, at 1.25% of average daily net assets through October 31, 2006. For the fiscal year ended October 31, 2006, the Advisor reimbursed trustee fees, of $3,534. As of October 31, 2006, the Advisor was owed $25,938 for its advisory services.

The Trust retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund’s business affairs and provide the Fund with administrative services, fund accounting and transfer agency services, including all regulatory reporting and necessary office equipment and personnel. The Advisor paid all administrative, members of management and/or transfer agency, and fund accounting fees on behalf of the Fund per the Agreement. A Trustee and the officers of the Trust are employees of Unified and/or shareholders of Unified Financial Services, Inc. (the parent of Unified).

The Fund retains Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Fund’s shares. There were no payments made by the Fund to the Distributor during the fiscal year ended October 31, 2006. A Trustee and certain officers of the Trust have an ownership interest in Unified Financial Services, Inc. (the parent company of the

Marathon Value Portfolio

Notes to the Financial Statements

October 31, 2006 – continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Distributor). As a result, those persons may be deemed to be affiliates of the Distributor.

NOTE 4. INVESTMENT TRANSACTIONS

For the fiscal year ended October 31, 2006, purchases and sales of investment securities, other than short-term investments were as follows:

As of October 31, 2006, the net unrealized appreciation of investments for tax purposes was as follows:

At October 31, 2006, the aggregate cost of securities for federal income tax purposes was $18,984,476.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2006, Charles Schwab & Co. held, in an omnibus account for the benefit of others, 61.56% of the Fund’s shares.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

On December 28, 2005, the Fund paid an income distribution of $0.096721 per share and a long-term capital gain distribution of $0.22632 per share to shareholders of record on December 27, 2005.

The tax character of distributions paid during the fiscal years 2006 and 2005 were as follows:

Marathon Value Portfolio

Notes to the Financial Statements

October 31, 2006 – continued

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS – continued

As of October 31, 2006, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

NOTE 8. SUBSEQUENT EVENT

On November 2, 2006 Huntington Bancshares, Inc. (“Huntington”), announced it had signed a definitive agreement to purchase Unified Fund Services, Inc., and Unified Financial Securities, Inc. (collectively “Unified”).  Unified Fund Services, Inc. is the fund accountant, fund administrator, and transfer agent for the Fund.  Unified Financial Securities, Inc. is the principal underwriter to the Fund.  Huntington serves as the Fund’s custodian. Unified will operate as a wholly owned subsidiary of Huntington.  The transaction is scheduled to close at the end of 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Marathon Value Portfolio

(a series of Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Marathon Value Portfolio (the “Fund”), a series of the Unified Series Trust, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to October 31, 2004 were audited by another independent accounting firm which expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Marathon Value Portfolio as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

December 20, 2006

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Date of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Interested Trustees and Principal Officers

Name, Address*, (Date of Birth), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Terrance P. Gallagher, JD, CPA (1958)**** Vice President, July 2006 to present; Chief Financial Officer and Treasurer, August 2006 to present

Senior Vice President, Director of Compliance of Unified Fund Services, Inc., the Trust's administrator, since November, 2004; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December 1998 to October 2004;  Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds from February 1987 to November 1998.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (1975) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of 34 series.

*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the distributor of certain series in the Trust.

**** Effective as of July 12, 2006, the Board appointed Mr. Gallagher as Vice President of the Trust. Effective as of August 8, 2006, the Board appointed Mr. Gallagher as Chief Financial Officer and Treasurer of the Trust to fill the vacancy created by the resignation of the previous Chief Financial Officer and Treasurer.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (800) 788-6086 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 788-6086 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Gary E. Hippenstiel

Stephen A. Little

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

Terrance P. Gallagher, Vice President and Chief Financial Officer and Treasurer

Heather Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Spectrum Advisory Services Inc.

1050 Crown Point Parkway, Suite 750

Atlanta, GA 30338

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, Ohio 44145

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, Missouri 63101

CUSTODIAN

Huntington National Bank

41 South High St.

Columbus, Ohio 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Annual Report

October 31, 2006

Fund Advisor:

SMI Advisory Services, LLC

422 Washington Street

Columbus, IN 47201

Toll Free (877) SMI-FUND

Dear Fellow Shareholders,

This year has offered both the best of times and the worst of times for Upgraders. As we reported in April, the year began in promising fashion, with The Sound Mind Investing Fund racing out to a significant lead over the market. But between May and July that performance lead evaporated. The Fund’s strong 12.5% gain through April 30 was cut in half over the next month, and actually turned briefly to a loss during July. While the Fund has rebounded to post a since-inception gain of 9.14% as of this report’s October 31 date, that figure trails the Fund’s benchmark, the Wilshire 5000 index, by 1.5%.

Digging into the details of Upgrading’s summer swoon is instructive. The small-company and foreign segments of the Fund’s portfolio really hurt us relative to the broad market indexes. Those funds were the primary reason we soared far above the market early in the year, and are the primary reason we’ve lagged it since.

To understand this, recognize that the indices most people watch—the S&P 500 and Dow Jones Industrial Average (DJIA)—measure the performance of only the largest stocks. The index SMI uses to measure “the market” is the Wilshire 5000. That index does a better job of measuring the whole U.S. market, but is still tilted somewhat towards the large companies, being composed of roughly 75% large company stocks and just 25% of small companies.

This means the S&P 500 and DJIA aren’t very good benchmarks for our version of Upgrading, which this year has been allocated roughly 42% to large-companies, 38% to small-companies, and 20% to foreign companies. And while the Wilshire 5000 measure is better, it isn’t exactly ideal either. We sacrifice a bit of precision in order to have a basis of comparison that is easy for Fund investors to understand.

The effect of this is that the Fund has an advantage when compared to “the market” during periods when small-company and foreign stocks perform better than large-company stocks. That’s been the case for the past several years, and versions of Upgrading similar to what the Fund practices have outperformed the market indices by a wide margin as a result. Basically, our version of Upgrading has had the wind at its back in recent years, but we’ve known eventually that would change and large-company stocks would once again come back into favor. (Note that we’re not totally at the mercy of these market currents—we can adjust to longer-term patterns by shifting our target allocations among risk categories.)

Portfolio allocation percentages aren’t the whole story however. At the same time this “big picture” scenario was unfolding, other factors were causing problems as well. As we hope you realize, Upgrading makes no effort to predict what the market will do next. It is strictly a trend-following system, responding to what has already happened, trying to catch each significant market trend as it unfolds. We know in advance that we’ll never get all of the profit from a new market trend because we won’t recognize it right away. Upgrading is intentionally designed to not respond to every apparent reversal the market makes, so it takes time for Upgrading to believe a new trend is for real and start switching into those funds best positioned to take advantage of it.

With that in mind, let’s quickly review our 2006 experience so far. The first four months were great—mostly up, with the Fund owning funds which were taking maximum advantage of the rally. When the market turned in mid-May, it went down quickly. Too quickly, really, for Upgrading to respond before most of the damage was done. That’s because the largest part of the market decline happened within five weeks. Upgrading went through that period with the same high-flying funds that had been soaring before the market turned, and they quickly gave back much of their prior gains. While that’s disappointing and a first for our relatively new Sound Mind Investing Fund, we know it can happen at market turning points, and it’s nothing that long-time Upgraders haven’t experienced many times before.

After the initial decline, the market traded up and down in a narrow range for the next two months, essentially moving sideways. During this period, Upgrading began replacing the old aggressive funds with mostly conservative funds that had held up well in the downturn and subsequent choppiness. But, as we noted earlier, the market decline was actually relatively short-lived and stocks eventually broke out of their summer trading range to the upside. Unfortunately, that meant we got whipsawed—just as we were moving into more conservative funds, the popular large-company market indices started moving higher again.

Adding insult to injury, the reason many of those conservative funds had held up so well in the downturn was they had larger than normal positions in energy, commodity, and industrial stocks. So in some cases, the conservative funds we had turned to for shelter in the downturn started leaking money shortly thereafter as energy prices plummeted. That wasn’t the case with all, or even most, of our funds. But enough fit that description to cause a drag on Upgrading’s returns. It’s only since the beginning of October that the Fund’s holdings have started to rebound and look competitive relative to the broad market indices again.

To summarize, what has happened in Upgrading since our April report is what often happens at market turning points, or when market leadership changes (e.g., from small to large company stocks or from value to growth stocks). What’s surprising isn’t that this happens, but that it doesn’t happen more often. The market follows a “two steps forwards, one step back” pattern more often than not, and occasional periods of lagging the market indices are part of the process.

This is nothing new—in recent years Upgrading has trailed the Wilshire 5000 during roughly one out of every three six-month periods. Trailing the market over the short-term isn’t a problem unless you (1) need to take your money out of the market, or (2) get panicky and do something foolish. That first point is why we strongly advise not to invest money in the stock market that you can’t leave alone for at least five years. The second point is why most investors dramatically underperform the market over time—they succumb to the emotional desire to “do something” at exactly the wrong time, those moments of maximum optimism and pessimism, and the market punishes them for it. This year has been no different, as those who exited the market in pain this summer missed the pleasure of the autumn rally.

If you’ve settled on Upgrading as an appropriate investing strategy1 and your stock/bond allocation is reasonable for your investing temperament and season of life, this should be encouraging news. It means that this summer’s correction, while perhaps frustrating, isn’t cause for particular concern. Downturns are an unpleasant aspect of stock market investing, and it’s true that this summer was more trying than most. But it’s not unusual for Upgrading to go through six-month doldrums from time to time before resuming the next leg up. This latest speed bump has left the Fund slightly trailing our benchmark, but we’re confident Upgrading will once again pick up the scent as the next big market trend unfolds, leaving us with increasingly faint memories of this summer’s market weakness.

Thank you for your continued confidence in the Upgrading investing strategy and The Sound Mind Investing Fund.

Sincerely,

Mark Biller

Senior Portfolio Manager

The Sound Mind Investing Fund

Past performance is no assurance of future results. The views expressed are those of the investment advisor as of October 31, 2006, and are not intended as a forecast or investment recommendations. The indices mentioned are not available for investment; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of these indices.

_________________________

1 See The Sound Mind Investing Fund prospectus for a fuller explanation of the Upgrading investment strategy.

Investment Results - (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-764-3863.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The S&P 500 Index and Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on December 2, 2005 (commencement of Fund operations) and held through October 31, 2006. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on The Sound Mind Investing Fund and to obtain performance data current to the most recent month end, please call 1-877-764-3863. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member NASD.

Fund Holdings – (Unaudited)

1As a percentage of net assets.

The Fund seeks to achieve its objective by investing in a diversified portfolio of at least 20 other investment companies using a “fund upgrading” strategy. The fund upgrading investment approach is a systematic investment approach that is based on the belief of the Fund’s advisor, SMI Advisory Services, LLC, that superior returns can be obtained by constantly monitoring the performance of a wide universe of mutual funds, and standing ready to move assets into the funds deemed by the advisor to be most attractive at the time of analysis.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 through October 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the fee imposed on short-term redemptions. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

The Sound Mind Investing Fund	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period May 1, 2006 - October 31, 2006*
Actual	$1,000.00	$970.64	$7.00
Hypothetical **	$1,000.00	$1,018.10	$7.17

*Expenses are equal to the Fund’s annualized expense ratio of 1.41%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

** Assumes a 5% return before expenses.

The Sound Mind Investing Fund
Schedule of Investments
October 31, 2006

Mutual Funds - 95.54%	Shares	Value

Mutual Funds: Greater Than 1% of The Sound
Mind Investing Fund's net assets - 92.68%

Allianz NFJ Dividend Value Fund - Class I	338,758	$5,711,453
Artisan International Value Fund - Class I	176,888	4,912,193
Artisan Small Cap Value Fund - Class I (a)	310,472	6,156,657
Baron Partners Fund	84,757	1,793,466
BlackRock International Opportunity - Class I	119,346	5,335,956
BlackRock Small Cap Growth Equity Portfolio - Class I (a)	98,668	1,997,040
Delaware Value Fund - Class I (b)	444,242	5,952,837
Dreyfus Appreciation Fund, Inc.	115,481	5,120,427
FMA Small Company Portfolio - Class I (b)	151,390	3,488,024
FMI Large Cap Fund (b)	232,082	3,455,707
Gartmore Small Cap Fund - Class I (b)	311,289	6,764,317
Goldman Sachs Growth and Income Fund - Class I	193,877	5,872,540
Harbor International Fund - Class I	49,791	2,994,911
Janus Contrarian Fund	305,925	5,335,329
Janus Overseas Fund	155,317	6,591,635
JPMorgan Small Cap Equity Fund - Class S	156,776	5,120,295
Kinetics Small Cap Opportunities Fund (b)	247,806	6,254,626
Longleaf Partners Small Cap Fund	213,078	6,786,530
MFS Institutional International Equity Fund	169,651	3,530,443
MTB Large Cap Value Fund - Class I	370,560	4,883,980
Needham Growth Fund (a)(b)	155,494	6,412,587
Oakmark International Small Cap Fund - Class I	221,123	5,457,305
Pioneer Equity Income Fund - Class Y	171,946	5,791,133
Royce Value Plus Fund - Class I	424,542	5,786,506
Security Equity Fund - Mid Cap Value Series - Class A	133,517	5,291,280
Selected American Shares, Inc. - Class D (a)	122,121	5,444,153
SSgA International Stock Selection Fund	333,970	4,311,558
The Parnassus Fund (b)	158,298	5,693,973
Thornburg Core Growth Fund - Class I (a)	332,117	5,782,160
Thornburg Value Fund - Class I	149,721	5,945,418

Mutual Funds: Less Than 1% of The Sound
Mind Investing Fund's net assets - 2.86%

Allianz NFJ Small Cap Value Fund - Class I	359	12,187
Berwyn Fund	100	2,984
Columbia Small Cap Growth - Class I	100	3,189
Dreyfus Premier International Small Cap Fund - Class R	100	2,820
DWS Dreman Small Cap Value Fund - Class I	85	3,283
Fidelity Leveraged Company Stock Fund	55,441	1,557,888
Fidelity Mid Cap Stock Fund	100	2,920
First American Small Cap Select Fund - Class Y	94,291	1,514,310
Franklin Small Cap Value Fund - Advisor Class	100	4,646
Heartland Value Fund	143	7,819
Keeley Small Cap Value Fund (a)	33,273	831,506
MainStay Small Cap Opportunity Fund - Class I	48	967
Oberweis Micro-Cap Portfolio	175	2,854
T Rowe Price Small-Cap Value Fund	100	4,168
Vanguard Capital Opportunity Fund - Class A	9,323	807,666

TOTAL MUTUAL FUNDS: LESS THAN 1% OF THE SOUND
MIND INVESTING FUND'S NET ASSETS (Cost $4,690,792)		4,759,207

TOTAL MUTUAL FUNDS (Cost $149,047,006)		158,733,646

Exchange Traded Funds - 4.14%
iShares MSCI EMU Index Fund	14,445	1,406,943
iShares Russell 2000 Value Index Fund	70,450	5,467,624

TOTAL EXCHANGE TRADED FUNDS (Cost $6,683,770)		6,874,567

Money Market - 0.81%
Fidelity Institutional Prime Money Market, 5.13% (c)	1,342,437	1,342,437

TOTAL MONEY MARKET SECURITIES (Cost $1,342,437)		1,342,437

TOTAL INVESTMENTS (Cost $157,073,213) - 100.49%		$166,950,650

Liabilities in excess of other assets - (0.49)%		(816,890)

TOTAL NET ASSETS - 100.00%		$166,133,760

(a) Non-income producing.

(b) A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 rule stating no issuer of any security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer's total outstanding securities during any period of less than thirty days.

(c) Variable rate securities; the money market rate shown represents the rate at October 31, 2006.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Fund
Statement of Assets and Liabilities
October 31, 2006

Assets
Investments in securities, at value (cost $157,073,213)	$166,950,650
Receivable for Fund shares sold	313,945
Receivable for investments sold	2,937,942
Interest receivable	9,293
Prepaid expenses	22,433
Total assets	170,234,263

Liabilities
Payable for investments purchased	3,778,500
Payable for Fund shares redeemed	80,012
Payable to Advisor	145,636
Payable to administrator, fund accountant and transfer agent	48,606
Payable to trustees and officers	2,128
Other accrued expenses	45,621
Total liabilities	4,100,503

Net Assets	$166,133,760

Net Assets consist of:
Paid in capital	$160,171,362
Accumulated net realized (loss) from investment transactions	(3,915,039)
Net unrealized appreciation on investments	9,877,437

Net Assets	$166,133,760

Shares outstanding (unlimited number of shares authorized)	15,224,901

Net Asset Value and offering price per share	$ 10.91

Redemption price per share* ($10.91*98%)	$ 10.69

* The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase.

Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Fund
Statement of Operations

	Period Ended
	October 31, 2006	(a)
Investment Income
Dividend income	$ 501,497
Interest income	53,612
Total Investment Income	555,109

Expenses
Investment Advisor fee (b)	910,295
Transfer agent expenses	104,103
Administration expenses	81,186
Custodian expenses	56,277
Fund accounting expenses	37,351
Registration expenses	32,456
24f-2 expenses	17,050
Auditing expenses	12,001
Legal expenses	11,232
Printing expenses	10,981
Offering expenses advanced by Advisor (b)	10,000
Miscellaneous expenses	9,327
Trustee expenses	5,124
Officer expenses	3,981
Pricing expenses	3,249
Total Expenses	1,304,613
Net Investment (Loss)	(749,504)

Realized & Unrealized Gain (Loss) on Investments
Capital gain dividends from investment companies	287,975
Net realized (loss) on investment securities	(4,203,014)
Change in unrealized appreciation (depreciation) on investment securities	9,877,437
Net realized and unrealized gain on investments	5,962,398
Net increase in net assets resulting from operations	$5,212,894

(a) For the period December 2, 2005 (the date the Fund commenced operations) through October 31, 2006.

(b) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Fund
Statement of Changes In Net Assets
	Period Ended
	October
	31, 2006	(a)
Increase in Net Assets due to:
Operations
Net investment (loss)	$ (749,504)
Capital gain dividends from investment companies	287,975
Net realized (loss) on investment securities	(4,203,014)
Change in unrealized appreciation (depreciation) on investment securities	9,877,437
Net increase in net assets resulting from operations	5,212,894

Tax return of capital to shareholders	(6,329)

Capital Share Transactions
Proceeds from Fund shares sold	175,353,043
Reinvestment of distributions	6,028
Amount paid for Fund shares repurchased	(14,470,675)
Proceeds from redemption fees collected (b)	38,799
Net increase in net assets resulting
from capital share transactions	160,927,195

Total Increase in Net Assets	166,133,760

Net Assets
Beginning of period	-

End of period	$166,133,760

Accumulated undistributed net investment income
included in net assets at end of period	$ -

Capital Share Transactions
Shares sold	16,601,332
Shares issued in reinvestment of distributions	603
Shares repurchased	(1,377,034)

Net increase from capital share transactions	15,224,901

(a) For the period December 2, 2005 (the date the Fund commenced operations) through October 31, 2006.

(b) The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase.

Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Fund
Financial Highlights
(For a share outstanding during the period)	Period
	Ended
	October
	31, 2006	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.00
Income from investment operations:
Net investment (loss) (h)	(0.05)
Net realized and unrealized gain	0.96
Total from investment operations	0.91

Less Distributions to Shareholders:
From return of capital	0.00	(b)
Total distributions	0.00

Paid in capital from redemption fees	0.00	(c)

Net asset value, end of period	$ 10.91

Total Return (d)	9.14%	(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$166,134
Ratio of expenses to average net assets (g)	1.43%	(f)
Ratio of net investment income to average net assets (g) (h)	(0.82)%	(f)
Portfolio turnover rate	177.47%

(a) For the period December 2, 2005 (the date the Fund commenced operations) through October 31, 2006.

(b) Distributions to shareholders resulted in less than $0.005 per share. See Note 7 in the Notes to the Financial Statements.

(c) Redemption fees resulted in less than $0.005 per share.

(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(e) Not annualized.

(f) Annualized.

(g) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(h) Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Fund

Notes to the Financial Statements

October 31, 2006

NOTE 1. ORGANIZATION

The Sound Mind Investing Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on August 29, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on December 2, 2005. The investment advisor to the Fund is SMI Advisory Services, LLC (the “Advisor”). The Fund seeks to achieve its objective of long-term capital appreciation by investing in a diversified portfolio of at least 20 other investment companies using a “fund upgrading” strategy.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Mutual funds are valued at the daily redemption value as reported by the underlying fund. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Board.

Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

The Sound Mind Investing Fund

Notes to the Financial Statements - continued

October 31, 2006

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Accounting for Uncertainty in Income Taxes- In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions - The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in the Fund unless shareholders request cash distributions on their application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the fiscal period ended October 31, 2006, $(755,833) was reclassified to paid-in-capital. This amount consists of $6,329 of return of capital, $735,977 of net investment loss, and $13,527 of offering costs which are nondeductible for tax purposes.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual percentage of the Fund’s average net assets as follows:

For the period December 2, 2005 (commencement of operations) through October 31, 2006, the Advisor earned fees of $910,295 from the Fund.

The Sound Mind Investing Fund

Notes to the Financial Statements - continued

October 31, 2006

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Advisor has contractually agreed through October 31, 2007 to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.50% of the Fund’s average daily net assets. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the expenses occur provided that the Fund is able to make such repayment without exceeding the 1.50% expense limitation. During the Fund’s fiscal year, waivers and/or reimbursements by the Advisor of portions of the Fund’s operating expenses will be treated as amounts advanced to the Fund by the Advisor, and may be reimbursed to the Advisor during that fiscal year. Notwithstanding any such reimbursements to the Advisor, the total operating expenses of the Fund for the fiscal year will not exceed the 1.50% expense limitation described above. As of October 31, 2006, there were no fees waived or expenses reimbursed by the Advisor.

The Advisor advanced $10,000 to the Fund for offering expenses prior to the Fund’s commencement of operations, which was reimbursed to the Advisor during the fiscal year ended October 31, 2006. Under the Agreement, the Advisor may obtain reimbursement from the Fund at any time for expenses advanced.

The Trust retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period December 2, 2005 (commencement of operations) through October 31, 2006, Unified earned fees of $81,186 for administrative services provided to the Fund.

The Trust also retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the period December 2, 2005 (commencement of operations) through October 31, 2006, Unified earned fees of $46,179 from the Fund for transfer agent services and $57,924 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the period December 2, 2005 (commencement of operations) through October 31, 2006, Unified earned fees of $37,351 from the Fund for fund accounting services. A Trustee and certain officers of the Trust are members of management and/or employees of Unified, and/or shareholders of Unified Financial Services, Inc., the parent of Unified.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the period December 2, 2005 (commencement of operations) through October 31, 2006. The Distributor is a wholly owned subsidiary of Unified Financial Services, Inc. A Trustee and an officer of the Trust have an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor). As a result, those persons may be deemed to be affiliates of the Distributor.

NOTE 4. INVESTMENTS

For the period ended October 31, 2006, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

The Sound Mind Investing Fund

Notes to the Financial Statements - continued

October 31, 2006

NOTE 4. INVESTMENTS - continued

As of October 31, 2006, the net unrealized appreciation of investments for tax purposes was as follows:

At October 31, 2006, the aggregate cost of securities for federal income tax purposes was $157,073,274.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2006, National Financial Securities Corporation, for the benefit of others, was the record owner of 26.61% of the outstanding shares of the Fund.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

On December 30, 2005, the Fund paid a distribution of $0.004067 per share to shareholders of record on December 29, 2005.

The tax characterization of distributions for the period ended October 31, 2006 was as follows:

As of October 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of October 31, 2006, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales in the amount of $61.

The Sound Mind Investing Fund

Notes to the Financial Statements - continued

October 31, 2006

NOTE 8. FEDERAL INCOME TAXES

At October 31, 2006, the Fund had available for federal tax purposes an unused capital loss carryforward of $3,914,978, expiring in 2014, which is available for offset against future taxable net capital gains. To the extent this carryforward is used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 9. SUBSEQUENT EVENT

On November 2, 2006 Huntington Bancshares, Inc. (“Huntington”), announced it had signed a definitive agreement to purchase Unified Fund Services, Inc., and Unified Financial Securities, Inc. (collectively “Unified”).  Unified Fund Services, Inc. is the fund accountant, fund administrator and transfer agent for the Fund.  Unified Financial Securities, Inc. is the principal underwriter to the Fund.  Huntington serves as the Fund’s custodian. Unified will operate as a wholly owned subsidiary of Huntington.  The all cash transaction is scheduled to close at the end of 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of

The Sound Mind Investing Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Sound Mind Investing Fund (the “Fund”), a series of the Unified Series Trust, as of October 31, 2006, and the related statements of operations and changes in net assets, and the financial highlights for the period December 2, 2005 (commencement of operations) through October 31, 2006. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Sound Mind Investing Fund as of October 31, 2006 and the results of its operations, changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

December 11, 2006

TRUSTEES AND OFFICERS (Unaudited)

Independent Trustees

Name, Address*, (Date of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Interested Trustees and Principal Officers

Name, Address*, (Date of Birth), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Terrance P. Gallagher, JD, CPA (1958)**** Vice President, July 2006 to present; Chief Financial Officer and Treasurer, August 2006 to present

Senior Vice President, Director of Compliance of Unified Fund Services, Inc., the Trust's administrator, since November, 2004; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December 1998 to October 2004;  Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds from February 1987 to November 1998.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (1975) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of 34 series.

*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the distributor of the Trust.

**** Effective as of July 12, 2006, the Board appointed Mr. Gallagher as Vice President of the Trust. Effective as of August 8, 2006, the Board appointed Mr. Gallagher as Chief Financial Officer and Treasurer of the Trust to fill the vacancy created by the resignation of the previous Chief Financial Officer and Treasurer.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 764-3863 to request a copy of the SAI or to make shareholder inquiries.

RENEWAL OF MANAGEMENT AGREEMENT (Unaudited)

The Management Agreement (the “Agreement”) was approved by the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at an in-person meeting held on August 29, 2005. In their consideration of the Agreement, the Trustees requested and reviewed materials furnished by the Advisor in advance of the meeting, including a description of the Advisor’s proposed investment strategy and information about the business background of the principal owners of the Advisor, and a current issue of the Sound Mind Investing Newsletter and its list of currently recommended funds. The Trustees reviewed a description of the Advisor’s business and personnel, and the Advisor represented to the Board that there are no pending material legal proceedings or securities enforcement proceedings regarding the Advisor or its personnel. The Advisor also represented to the Board that it has in place a compliance program, including a Code of Ethics, reasonably designed to prevent violations of the federal securities laws.

The Trustees noted that the Fund is obligated to pay the Advisor, as compensation for its management services, a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of its average daily net assets. The Trustees also noted that the Advisor contractually has agreed to waive its fee and/or reimburse the Fund, but only to the extent necessary to maintain the Fund’s total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees (if any), borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, at 1.50% of its average daily net assets through October 31, 2007. They also noted that the fee expense agreement provides that each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense is incurred; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

In considering the Agreement, the Trustees primarily considered that: (1) although neither the Advisor nor the Fund’s Portfolio Managers has any prior experience managing a mutual fund, the Fund’s Senior Portfolio Manager serves as Executive Editor of the Sound Mind Investing newsletter and online services, which newsletter has provided investment recommendations to subscribers since 1990 using a variety of investment strategies, including the mutual fund upgrading strategy that will be used to manage the Fund; (2) the Advisor will not engage in soft dollar arrangements pursuant to which Fund brokerage is directed to a broker-dealer in exchange for research services provided to the Advisor; and (3) the Advisor contractually has agreed to cap the Fund’s expenses for its initial two fiscal years. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that the proposed Agreement (including the expense cap agreement) is in the best interests of the Fund and its shareholders.

As a result of their considerations, the Trustees, including the Independent Trustees voting separately, unanimously determined that the Agreement is in the best interests of the Fund and its shareholders.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Fund at (877) 764-3863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

Terrence P. Gallagher., Vice President, Chief Financial Officer and Treasurer

Heather A. Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

SMI Advisory Services, LLC

422 Washington Street

Columbus, IN 47201

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)          For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)          Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)          Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered the possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Marathon Value Portfolio:	FY 2006	$10,195
FY 2005	$9,925

GLOBALT Growth Fund:	FY 2006	$10,195
FY 2005	$9,960

Becker Value Funds:	FY 2006	$20,865
FY 2005	$18,190

Dreman Contrarian Funds:	FY 2006	$31,615
FY 2005	$23,410

Sound Mind Investing Fund:	FY 2006	$11,285
FY 2005	N/A

(b)	Audit-Related Fees
Registrant

Marathon Value Portfolio:	FY 2006	$0
FY 2005	$0

GLOBALT Growth Fund:	FY 2006	$0
FY 2005	$0

Becker Value Funds:   FY 2006 $0FY 2005 $0

Dreman Contrarian Funds:        FY 2006 $0FY 2005 $0

Sound Mind Investing Fund:	FY 2006	$0
FY 2005	$0

(c)	Tax Fees
Registrant

Marathon Value Portfolio:	FY 2006	$1,950
FY 2005	$900

GLOBALT Growth Fund:	FY 2006	$1,950
FY 2005	$900

Becker Value Funds:	FY 2006	$3,900
FY 2005	$1,800

Dreman Contrarian Funds:	FY 2006	$5,850
FY 2005	$2,700

Sound Mind Investing Fund:	FY 2006	$1,950
FY 2005	N/A

(d)	All Other Fees
Registrant

Marathon Value Portfolio:	FY 2006	$0
FY 2005	$0

GLOBALT Growth Fund:	FY 2006	$0
FY 2005	$0

Becker Value Funds:	FY 2006	$0
FY 2005	$0

Dreman Contrarian Funds:	FY 2006	$0
FY 2005	$0

Sound Mind Investing Fund:	FY 2006	$0
FY 2005	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2005	N/A
FY 2006	$ 0

(h)      Not applicable. The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of December 21, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)      There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith.

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	*/s/ Anthony Ghoston
Anthony Ghoston, President

Date: 01/09/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	*/s/ Anthony Ghoston
Anthony Ghoston, President

Date: 01/09/2007

By	*Terry Gallagher
Terry Gallagher, Interim Chief Financial Officer and Treasurer

Date: 01/09/2007